SCUDDER GLOBAL SMALL COMPANY FUND

      A Pure No-Load(TM) (No Sales Charges) Diversified Mutual Fund Series
      Which Seeks Above-Average Capital Appreciation over the Long Term by
              Investing Primarily in the Equity Securities of Small
                     Companies Located Throughout the World

                                       and


                            SCUDDER GLOBAL BOND FUND

    A Pure No-Load(TM) (No Sales Charges) Non-Diversified Mutual Fund Series
           Which Seeks Total Return with an Emphasis on Current Income by Investing Principally in High-Grade Bonds
              Denominated in Foreign Currencies and the U.S. Dollar
                     and, Secondarily, Capital Appreciation


                                       and

                      SCUDDER EMERGING MARKETS INCOME FUND

        A Pure No-Load(TM) (No Sales Charges) Non-Diversified Mutual Fund
            Series Which Seeks High Current Income and, Secondarily,
                Long-Term Capital Appreciation Through Investment
                   Primarily in High-Yielding Debt Securities
                           Issued in Emerging Markets


--------------------------------------------------------------------------------


                       STATEMENT OF ADDITIONAL INFORMATION

                                  March 1, 1995

                          As Revised December 27, 1995



--------------------------------------------------------------------------------


This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of Scudder Global Small Company Fund dated March 1, 1995, the prospectus of Scudder Global Bond Fund dated March 1, 1995 as revised December 27, 1995, and the prospectus of Scudder Emerging Markets Income Fund dated March 1, 1995, each as amended from time to time, copies of which may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103.

                                                    TABLE OF CONTENTS
                                                                                                                   Page
                                                                                                                   ----

THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES.........................................................................1
         General Investment Objective and Policies of Scudder Global Small Company Fund...............................1
         General Investment Objectives and Policies of Scudder Global Bond Fund.......................................2
         General Investment Objectives and Policies of Scudder Emerging Markets Income Fund...........................3
         Risk Factors.................................................................................................4
         Special Investment Considerations of Scudder Emerging Markets Income Fund...................................12
         Specialized Investment Techniques of the Funds..............................................................13
         Investment Restrictions.....................................................................................28

PURCHASES............................................................................................................31
         Additional Information About Opening an Account.............................................................31
         Additional Information About Making Subsequent Investments by Telephone Order...............................32
         Checks......................................................................................................32
         Wire Transfer of Federal Funds..............................................................................32
         Share Price.................................................................................................33
         Share Certificates..........................................................................................33
         Other Information...........................................................................................33

EXCHANGES AND REDEMPTIONS............................................................................................33
         Exchanges...................................................................................................33
         Redemption by Telephone.....................................................................................34
         Redemption by Mail or Fax...................................................................................35
         Redemption-in-Kind..........................................................................................35
         Other Information...........................................................................................35

FEATURES AND SERVICES OFFERED BY THE FUNDS...........................................................................36
         The Pure No-Load(TM) Concept................................................................................36
         Distribution Plans..........................................................................................37
         Diversification.............................................................................................38
         Scudder Funds Centers.......................................................................................38
         Reports to Shareholders.....................................................................................38
         Transaction Summaries.......................................................................................38

THE SCUDDER FAMILY OF FUNDS..........................................................................................38

SPECIAL PLAN ACCOUNTS................................................................................................41
         Scudder Retirement Plans:  Profit-Sharing and Money Purchase Pension Plans for Corporations and
              Self-Employed Individuals..............................................................................42
         Scudder 401(k): Cash or Deferred Profit-Sharing Plan for Corporations and Self-Employed Individuals.........42
         Scudder IRA:  Individual Retirement Account.................................................................42
         Scudder 403(b) Plan.........................................................................................43
         Automatic Withdrawal Plan...................................................................................43
         Group or Salary Deduction Plan..............................................................................44
         Automatic Investment Plan...................................................................................44
         Uniform Transfers/Gifts to Minors Act.......................................................................44
         Scudder Trust Company.......................................................................................44

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS............................................................................44

PERFORMANCE INFORMATION..............................................................................................45
         Average Annual Total Return.................................................................................45
         Cumulative Total Return.....................................................................................46
         Total Return................................................................................................47
         Capital Change..............................................................................................47


                                                           i

                                              TABLE OF CONTENTS (continued)
                                                                                                                   Page
                                                                                                                   ----
         Yield of Global Bond Fund and Emerging Markets Income Fund..................................................47
         Comparison of Portfolio Performance.........................................................................47

ORGANIZATION OF THE FUNDS............................................................................................52

INVESTMENT ADVISER...................................................................................................53
         Personal Investments by Employees of the Adviser............................................................56

DIRECTORS AND OFFICERS...............................................................................................56

REMUNERATION.........................................................................................................59

DISTRIBUTOR..........................................................................................................60

TAXES................................................................................................................61

PORTFOLIO TRANSACTIONS...............................................................................................66
         Brokerage...................................................................................................66
         Portfolio Turnover..........................................................................................67

NET ASSET VALUE......................................................................................................67

ADDITIONAL INFORMATION...............................................................................................68
         Experts.....................................................................................................68
         Other Information...........................................................................................68

FINANCIAL STATEMENTS.................................................................................................69

APPENDIX



                                                           ii

                  THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES

             (See "Investment objective and policies," "Special risk
                considerations" and "Additional information about
                            policies and investments"
                           in each Fund's prospectus.)


         Scudder Global Fund, Inc., a Maryland corporation of which Scudder Global Small Company Fund ("Global Small Company Fund"), Scudder Global Bond Fund ("Global Bond Fund") and Scudder Emerging Markets Income Fund ("Emerging Markets Income Fund") are series, is referred to herein as the "Corporation." Each Fund is a pure no-load(TM), open-end management investment company which continuously offers and redeems its shares. Each Fund is a company of the type commonly known as a mutual fund. Global Small Company Fund is a diversified series of the Corporation. Global Bond Fund and Emerging Markets Income Fund are non-diversified series of the Corporation. These series sometimes are jointly referred to herein as the "Funds."


         Changes in portfolio securities are made on the basis of investment considerations, and it is against the policy of management to make changes for trading purposes. No Fund can guarantee a gain or eliminate the risk of loss and the net asset value of each Fund's shares will increase or decrease with changes in the market price of that Fund's investments.

         Foreign securities such as those that may be purchased by a Fund may be subject to foreign government taxes which could reduce the yield, if any, on such securities, although a shareholder of that Fund may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund. (See "TAXES.")

         Because of each Fund's investment considerations discussed herein and their investment policies, investment in shares of a Fund is not intended to provide a complete investment program for an investor. The value of each Fund's shares when sold may be higher or lower than when purchased.

         The following objectives and policies, except as otherwise stated, are not fundamental and may be changed without a shareholder vote. There can be no assurance that each Fund will achieve its investment objective.

General Investment Objective and Policies of Scudder Global Small Company Fund

         Global Small Company Fund seeks above-average capital appreciation over the long term by investing primarily in the equity securities of small companies, as defined in the Fund's prospectus. The equity securities in which the Fund will invest may be listed on U.S. or foreign securities exchanges or traded over-the-counter, and include common stocks, preferred stocks (either convertible or non-convertible), rights and warrants. The Fund may also, on occasion, invest for capital appreciation in debt securities of U.S. and foreign issuers, although it generally expects to provide little or no current income to stockholders.

         While the Fund's investment adviser, Scudder, Stevens & Clark, Inc. (the "Adviser"), believes that investments in small companies can offer greater growth potential than those in larger, more established firms, the former also involve greater risk and price volatility. To the extent consistent with the Fund's objective as described above, it is the policy of the Fund, under usual market conditions, to diversify its portfolio widely by company, industry and country. The Fund intends to allocate investments among at least three countries at all times, including the U.S.A.

         Global Small Company Fund invests in companies that the Adviser believes offer above-average earnings, cash flow or asset growth potential. It also invests in companies which may receive greater market recognition over time. The Adviser believes that these factors offer significant opportunity for long-term capital appreciation. The Adviser evaluates investments for the Fund from both a macroeconomic and microeconomic perspective, using fundamental analysis, including field research. The Adviser analyzes the growth potential and relative value of possible investments. When evaluating an individual company, the Adviser takes into consideration numerous factors, including the depth and quality of management; a company's product line, business strategy and competitive position; research and development efforts; financial strength, including degree of leverage; cost structure; revenue and earnings growth potential; and price-earnings ratios and other stock valuation measures. Secondarily, the Adviser weighs the attractiveness of the country and region in which a company is located.

         In addition to purchasing corporate securities of non-U.S. issuers in overseas securities markets, Global Small Company Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADR"s). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership in the underlying securities. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities which they represent. Generally ADRs, in registered form, are designed for use in U.S. securities markets.

         The Fund may enter into repurchase agreements fully secured by U.S. Government obligations (or in the case of a repurchase agreement with a foreign bank, secured by government securities of the particular foreign jurisdiction). The Fund may also utilize various other strategic transactions for hedging purposes and to seek to increase gain. More information about these investment techniques is provided under "Specialized Investment Techniques -- Strategic Transactions."

Small Company Risk. The Adviser believes that small companies often have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.


General Investment Objectives and Policies of Scudder Global Bond Fund

         Global Bond Fund provides investors with a convenient way to invest in a managed portfolio of debt securities denominated in foreign currencies and the U.S. dollar. The Fund's objective is to provide total return with an emphasis on current income by investing primarily in high-grade bonds denominated in foreign currencies and the U.S. dollar. As a secondary objective, the Fund will seek capital appreciation.

         To achieve its objectives, the Fund will invest principally in a managed portfolio of high-grade intermediate- and long-term bonds denominated in the U.S. dollar and foreign currencies, including bonds denominated in the European Currency Unit (ECU). (Intermediate-term bonds generally have maturities between three and eight years, and long-term bonds generally have maturities of greater than eight years.) Portfolio investments will be selected on the basis of, among other things, yields, credit quality, and the fundamental outlooks for currency and interest rate trends in different parts of the globe, taking into account the ability to hedge a degree of currency or local bond price risk.

         At least 65% of the Fund's investments will consist of high-grade debt securities, which are those rated in one of the three highest rating categories of one of the major U.S. rating services or, if unrated, considered to be of equivalent quality in local currency terms as determined by the Adviser. These securities are rated AAA, AA or A by Standard & Poor's ("S&P") or Aaa, Aa, or A by Moody's Investors Service, Inc. ("Moody's").

         The Fund may also purchase up to 15% of its net assets in debt securities rated BBB or BB by S&P or Baa or Ba by Moody's and unrated securities considered to be of equivalent quality by the Adviser. The Fund will not invest in any securities rated B or lower. (See "Specialized Investment Techniques.")

         The Fund's investments may include:

         * Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities
         * Debt securities issued or guaranteed by a foreign national government, its agencies, instrumentalities or political subdivisions
         * Debt securities issued or guaranteed by supranational organizations (e.g., European Investment Bank, Inter-American Development Bank or the World Bank)
         *        Corporate debt securities
         *        Bank or bank holding company debt securities
         * Other debt securities, including those convertible into common stock

         The Fund may invest in zero coupon securities, mortgage and asset-backed securities and may engage in strategic transactions. The Fund may purchase securities which are not publicly offered. If such securities are purchased, they may be subject to restrictions which may make them illiquid. Please see "Investment Restrictions."

         The Fund intends to select its investments from a number of country and market sectors. It may invest substantially in the issuers of one or more countries and will have investments in debt securities of issuers from a minimum of three different countries.

         Under normal conditions, the Fund will invest at least 15% of its total assets in the U.S. dollar-denominated securities, issued domestically or abroad. For temporary defensive or emergency purposes, however, the Fund may invest without limit in U.S. debt securities, including short-term money market securities. It is impossible to predict for how long such alternative strategies will be utilized.



General Investment Objectives and Policies of Scudder Emerging Markets Income
Fund

         Emerging Markets Income Fund's primary investment objective is to provide investors with high current income. As a secondary objective, the Fund seeks long-term capital appreciation. In pursuing these goals, the Fund invests primarily in high-yielding debt securities issued by governments and corporations in emerging markets. Many nations in Latin America and other developing regions of the world have undertaken sweeping political and economic changes that favor increased business activity and demand for capital. In the opinion of the Adviser, these changes present attractive investment opportunities, both in terms of income and appreciation potential, for long-term investors.

         The Fund involves above-average bond fund risk and can invest entirely in high yield/high risk bonds. It is designed as a long-term investment and not for short-term trading purposes, and should not be considered a complete investment program. While designed to provide a high level of current income, it may not be appropriate for all income investors. The Fund should not be viewed as a substitute for a money market or short-term bond fund. The Fund invests in lower quality securities of emerging market issuers, some of which have in the past defaulted on certain of their financial obligations. Investments in emerging markets can be volatile. The Fund's share price and yield can fluctuate daily in response to political events, changes in the perceived creditworthiness of emerging nations, fluctuations in interest rates and, to a certain extent, movements in foreign currencies. The securities in which the Fund may invest are further described below, and under "Investment objectives and policies" and "Additional information about policies and investments" in Emerging Markets Income Fund's prospectus.

         In seeking high current income and, secondarily, long-term capital appreciation, the Fund invests, under normal market conditions, at least 65% of its total assets in debt securities issued by governments, government-related entities and corporations in emerging markets, or the return on which is derived primarily from emerging markets. The Fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the following: the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities.

         While the Fund takes a global approach to portfolio management, the Adviser expects to weight its investments toward countries in Latin America, specifically Argentina, Brazil, Mexico and Venezuela. Latin America, and these four countries in particular, offers the largest and most liquid debt markets of the emerging nations around the globe. In addition to Latin America, the Adviser may pursue investment opportunities in Asia, Africa, the Middle East and the developing countries of Europe, primarily in Eastern Europe. The Fund deems an issuer to be located in an emerging market if (i) the issuer is organized under the laws of an emerging market country; (ii) the issuer's principal securities trading market is in an emerging market; or (iii) at least 50% of the issuer's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years is derived from (directly or indirectly from subsidiaries) assets or activities located in emerging markets.

         Although the Fund may invest in a wide variety of high-yielding debt obligations, under normal conditions it must invest at least 50% of its assets in sovereign debt securities issued or guaranteed by governments,
government-related   entities  and  central  banks  based  in  emerging  markets
(including participations in and assignments of portions of loans between governments and financial institutions); government owned, controlled or sponsored entities located in emerging markets; entities organized and operated for the purpose of restructuring investment characteristics of instruments issued by government or government-related entities in emerging markets; and debt obligations issued by supranational organizations such as the Asian Development Bank and the Inter-American Development Bank, among others.

         The Fund may also consider for purchase any debt securities issued by commercial banks and companies in emerging markets. The Fund may invest in both fixed and floating-rate issues. Debt instruments held by the Fund take the form of bonds, notes, bills, debentures, convertible securities, warrants, bank obligations, short-term paper, loan participations, loan assignments and trust interests. The Fund may invest regularly in "Brady Bonds," which are debt securities issued under the framework of the Brady Plan as a mechanism for debtor countries to restructure their outstanding bank loans. Most "Brady Bonds" have their principal collateralized by zero coupon U.S. Treasury bonds.

         To reduce currency risk, the Fund invests at least 65% of its assets in U.S. dollar-denominated debt securities. Therefore, no more than 35% of the Fund's assets may be invested in debt securities denominated in foreign currencies.

         The Fund is not restricted by limits on weighted average portfolio maturity or the maturity of an individual issue. Debt securities in which the Fund may invest may have stated maturities from overnight to 30 years. The weighted average maturity of the Fund's portfolio is actively managed and may vary from period-to-period based upon the Adviser's assessment of economic and market conditions, taking into account the Fund's investment objectives.

         In addition to maturity, the Fund's investments are actively managed in terms of geographic, industry and currency allocation. In managing the Fund's portfolio, the Adviser takes into account such factors as the credit quality of issuers, changes in and levels of interest rates, projected economic growth rates, capital flows, debt levels, trends in inflation, anticipated movements in foreign currencies, and government initiatives. While the Fund is not "diversified" for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), it invests in a minimum of three countries at any one time and will not commit more than 40% of its assets to issuers in a single country.

         By focusing on fixed-income instruments issued in emerging markets, the Fund invests predominantly in debt securities that are rated below investment-grade, or unrated but equivalent to those rated below investment grade by internationally recognized rating agencies such as Standard and Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's"). Debt securities rated below BBB by S&P or below Baa by Moody's are considered to be below investment-grade. These types of high yield/high risk debt obligations (commonly referred to as "junk bonds") are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with their terms and generally involve a greater risk of default and more volatility in price than securities in higher rating categories, such as investment-grade U.S. bonds. On occasion, the Fund may invest up to 5% of its net assets in non-performing securities whose quality is comparable to securities rated as low as "D" by S&P or "C" by Moody's. A large portion of the Fund's bond holdings may trade at substantial discounts from face value.

         The Fund may invest up to 35% of its total assets in securities other than debt obligations issued in emerging markets. These holdings include debt securities and money market instruments issued by corporations and governments based in developed markets including up to 20% of total assets in U.S. fixed-income instruments. However, for temporary, defensive or emergency purposes, the Fund may invest without limit in U.S. debt securities, including short-term money market securities. It is impossible to predict for how long such alternative strategies will be utilized. The Fund may engage in strategic transactions for hedging purposes and to seek to increase gain. The Fund may invest up to 15% of its net assets in securities which are not readily marketable, repurchase agreements maturing in more than seven days and restricted securities; and in no event may the Fund invest more than 10% of its total assets in restricted securities. The Fund may also acquire shares of closed-end investment companies that invest primarily in emerging market debt securities. To the extent the Fund invests in such closed-end investment companies, shareholders will incur certain duplicative fees and expenses, including investment advisory fees.

Risk Factors

Foreign Securities. Global Small Company Fund is intended to provide individual and institutional investors with an opportunity to invest a portion of their assets in a diversified portfolio of securities of U.S. and foreign companies located worldwide and is designed for long-term investors who can accept international investment risk. Global Bond Fund and Emerging Markets Income Fund are intended to provide individuals and institutional investors with an opportunity to invest a portion of their assets in a managed group of debt instruments denominated in a range of currencies and issued by various entities such as governments, their agencies, instrumentalities and political subdivisions, supranational organizations, corporations and banks. Each Fund is designed for investors who can accept currency and other forms of international investment risk. The Adviser believes that allocation of each Fund's assets on a global basis decreases the degree to which events in any one country, including the U.S., will affect an investor's entire investment holdings. In the period since World War II, many leading foreign economies have grown more rapidly than the U.S. economy and from time to time have had interest rate levels that had a higher real return than the U.S. bond market. Consequently, the securities of foreign issuers have provided attractive returns relative to the returns provided by the securities of U.S. issuers, although there can be no assurance that this will be true in the future.

         Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may affect a Fund's performance favorably or unfavorably. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than that of the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than that in the U.S. market and at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Fixed commissions on some foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Adviser will endeavor to achieve the most favorable net results on each Fund's portfolio transactions. Further, a Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers and listed companies than in the U.S. It may be more difficult for a Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of confiscatory or withholding taxation, political, social or economic instability, or diplomatic developments which could affect U.S. investments in those countries. Investments in foreign securities may also entail certain risks, such as possible currency blockages or transfer restrictions, and the difficulty of enforcing rights in other countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Adviser seeks to mitigate the risks to each Fund associated with the foregoing considerations through investment variation and continuous professional management.

         For Emerging Markets Income Fund, these considerations generally are more of a concern in developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. The management of the Fund seeks to mitigate the risks associated with these considerations through active professional management.


Eastern Europe. Investments in companies domiciled in Eastern European countries may be subject to potentially greater risks than those of other foreign issuers. These risks include (i) potentially less social, political and economic stability; (ii) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries, or in the countries of the former Soviet Union. Global Small Company Fund may invest up to 5% of its total assets in the securities of issuers domiciled in Eastern European countries.


         Investments  in  such  countries  involve  risks  of   nationalization,
expropriation and confiscatory taxation. The Communist governments of a number of East European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there may be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in East European countries. Finally, even though certain East European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Fund's shareholders.


Foreign Currencies. Investments in foreign securities usually will involve currencies of foreign countries. Moreover, a Fund temporarily may hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts, foreign currency futures contracts and options on such contracts. Because of these factors, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. Although the Funds' custodian values each Fund's assets daily in terms of U.S. dollars, none of the Funds intends to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or futures contracts to purchase or sell foreign currencies.


         Because a Fund normally will be invested in both U.S. and foreign securities markets, changes in the Fund's share price may have a low correlation with movements in the U.S. markets. A Fund's share price will reflect the movements of both the different stock and bond markets in which it is invested and of the currencies in which the investments are denominated; the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. The Funds invest in many securities markets around the world in an attempt to take advantage of opportunities wherever they may arise.



Investing in Emerging Markets. Most emerging securities markets may have substantially less volume and are subject to less government supervision than U.S. securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the United States.

          Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no cash is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

         Foreign investment in certain emerging market debt obligations is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging markets debt obligations and increase the costs and expenses of the Fund. Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

         Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

         In the course of investment in emerging market debt obligations, the Fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. Political changes in emerging market countries may affect the willingness of an emerging market country governmental issuer to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, also affects its ability to honor its obligations. While the Fund manages its assets in a manner that will seek to minimize the exposure to such risks, and will further reduce risk by owning the bonds of many issuers, there can be no assurance that adverse political, social or economic changes will not cause the Fund to suffer a loss of value in respect of the securities in the Fund's portfolio.

          The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Corporation may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Directors.

          Volume and liquidity in most foreign bond markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Fund's investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The chart below sets forth the risk ratings of selected emerging market countries' sovereign debt securities.

  Sovereign Risk Ratings for Selected Emerging Market Countries as of 12/16/94
       (Source: Paribas Capital Markets, The Emerging Markets Strategist)

        Country                    Moody's                  Standard & Poor's
        -------                    -------                  -----------------
        Chile                      Baa2                     BBB+
        Turkey                     Ba3                      B+
        Mexico                     Ba2                      BB+
        Czech Republic             Baa2                     BBB+
        Hungary                    Ba1                      BB+
        Colombia                   Ba1                      BBB-
        Venezuela                  Ba2                      B+
        Morocco                    NR                       NR
        Argentina                  B1                       BB-
        Brazil                     B2                       B
        Poland                     NR                       NR
        Ivory Coast                NR                       NR

         The Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements. With four exceptions, (Panama, Cuba, Costa Rica and Yugoslavia), no sovereign emerging markets borrower has defaulted on an external bond issue since World War II.

         Income from securities held by the Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

         Many emerging markets have experienced substantial, and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

         Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

         Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

         The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

         To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

         Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

Investing in Latin America. Investing in securities of Latin American issuers may entail risks relating to the potential political and economic instability of certain Latin American countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.

         The securities markets of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

         The limited size of many Latin American securities markets and limited trading volume in the securities of Latin American issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

         The Fund may invest a portion of its assets in securities denominated in currencies of Latin American countries. Accordingly, changes in the value of these currencies against the U.S. dollar may result in corresponding changes in the U.S. dollar value of the Fund's assets denominated in those currencies.

         Some Latin American countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain Latin American countries may restrict the free conversion of their currencies into other currencies. Further, certain Latin American currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

         The economies of individual Latin American countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Certain Latin American countries have experienced high levels of inflation which can have a debilitating effect on an economy, although some have begun to control inflation in recent years through prudent economic policies. Furthermore, certain Latin American countries may impose withholding taxes on dividends payable to the Fund at a higher rate than those imposed by other foreign countries. This may reduce the Fund's investment income available for distribution to shareholders.

         Certain Latin American countries such as Argentina, Brazil and Mexico are among the world's largest debtors to commercial banks and foreign governments. At times, certain Latin American countries have declared moratoria on the payment of principal and/or interest on outstanding debt.

         Latin America is a region rich in natural resources such as oil, copper, tin, silver, iron ore, forestry, fishing, livestock and agriculture. The region has a large population (roughly 300 million) representing a large domestic market. Economic growth was strong in the 1960s and 1970s, but slowed dramatically (and in some instances was negative) in the 1980s as a result of poor economic policies, higher international interest rates, and the denial of access to new foreign capital. Although a number of Latin American countries are currently experiencing lower rates of inflation and higher rates of real growth in gross domestic product than they have in the past, other Latin American countries continue to experience significant problems, including high inflation rates and high interest rates. Capital flight has proven a persistent problem and external debt has been forcibly restructured. Political turmoil, high inflation, capital repatriation restrictions, and nationalization have further exacerbated conditions.

         Governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in those countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past and could also adversely affect the Fund's investments in this region.

         Changes in political leadership, the implementation of market oriented economic policies, such as privatization, trade reform and fiscal and monetary reform are among the recent steps taken to renew economic growth. External debt is being restructured and flight capital (domestic capital that has left home country) has begun to return. Inflation control efforts have also been implemented. Free Trade Zones are being discussed in various areas around the region, the most notable being a free zone among Mexico, the U.S. and Canada and another zone among four countries in the southernmost point of Latin America. Currencies are typically weak, but most are now relatively free floating, and it is not unusual for the currencies to undergo wide fluctuations in value over short periods of time due to changes in the market.

Investing in the Pacific Basin. Economies of individual Pacific Basin countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, interest rate levels, and balance of payments position. Of particular importance, most of the economies in this region of the world are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the U.S. and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the U.S. and other trading partners, which can lower the demand for goods produced in the Pacific Basin.

         With respect to the Peoples Republic of China and other markets in which the Fund may participate, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments that could adversely impact a Pacific Basin country or the Fund's investment in the debt of that country.

         Foreign companies, including Pacific Basin companies, are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about such companies than about U.S. companies. Moreover, there is generally less government supervision and regulation in the Pacific Basin than in the U.S.

Investing in Europe. Most Eastern European nations, including Hungary, Poland, Czechoslovakia, and Romania have had centrally planned, socialist economies since shortly after World War II. A number of their governments, including those of Hungary, the Czech Republic, and Poland are currently implementing or considering reforms directed at political and economic liberalization, including efforts to foster multi-party political systems, decentralize economic planning, and move toward free market economies. At present, no Eastern European country has a developed stock market, but Poland, Hungary, and the Czech Republic have small securities markets in operation. Ethnic and civil conflict currently rage through the former Yugoslavia. The outcome is uncertain.

         Both the European Community (the "EC") and Japan, among others, have made overtures to establish trading arrangements and assist in the economic development of the Eastern European nations. A great deal of interest also surrounds opportunities created by the reunification of East and West Germany. Following reunification, the Federal Republic of Germany has remained a firm and reliable member of the EC and numerous other international alliances and organizations. To reduce inflation caused by the unification of East and West Germany, Germany has adopted a tight monetary policy which has led to weakened exports and a reduced domestic demand for goods and services. However, in the long-term, reunification could prove to be an engine for domestic and international growth.

         The  conditions  that  have  given  rise  to  these   developments  are
changeable, and there is no assurance that reforms will continue or that their goals will be achieved.

         Portugal is a genuinely emerging market which has experienced rapid growth since the mid-1980s, except for a brief period of stagnation over 1990-91. Portugal's government remains committed to privatization of the financial system away from one dependent upon the banking system to a more balanced structure appropriate for the requirements of a modern economy. Inflation continues to be about three times the EC average.

         Economic reforms launched in the 1980s continue to benefit Turkey in the 1990s. Turkey's economy has grown steadily since the early 1980s, with real growth in per capita Gross Domestic Product (the "GDP") increasing more than 6% annually. Agriculture remains the most important economic sector, employing approximately 55% of the labor force, and accounting for nearly 20% of GDP and 20% of exports. Inflation and interest rates remain high, and a large budget deficit will continue to cause difficulties in Turkey's substantial transformation to a dynamic free market economy.

         Like many other Western economies, Greece suffered severely from the global oil price hikes of the 1970s, with annual GDP growth plunging from 8% to 2% in the 1980s, and inflation, unemployment, and budget deficits rising sharply. The fall of the socialist government in 1989 and the inability of the conservative opposition to obtain a clear majority have led to business uncertainty and the continued prospects for flat economic performance. Once Greece has sorted out its political situation, it will have to face the challenges posed by the steadily increasing integration of the EC, including the progressive lowering of trade and investment barriers. Tourism continues as a major industry, providing a vital offset to a sizable commodity trade deficit.

         Securities traded in certain emerging European securities markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries had expropriated a large amount of property, the claims of which have not been entirely settled. There can be no assurance that the Fund's investments in Eastern Europe would not also be expropriated, nationalized or otherwise confiscated. Finally, any change in leadership or policies of Eastern European countries, or countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

Investing in Africa. Africa is a continent of roughly 50 countries with a total population of approximately 840 million people. Literacy rates (the percentage of people who are over 15 years of age and who can read and write) are relatively low, ranging from 20% to 60%. The primary industries include crude oil, natural gas, manganese ore, phosphate, bauxite, copper, iron, diamond, cotton, coffee, cocoa, timber, tobacco, sugar, tourism, and cattle.

         Many of the countries are fraught with political instability. However, there has been a trend over the past five years toward democratization. Many countries are moving from a military style, Marxist, or single party government to a multi-party system. Still, there remain many countries that do not have a stable political process. Other countries have been enmeshed in civil wars and border clashes.

         Economically, the Northern Rim countries (including Morocco, Egypt, and Algeria) and Nigeria, Zimbabwe and South Africa are the wealthier countries on the continent. The market capitalization of these countries has been growing recently as more international companies invest in Africa and as local companies start to list on the exchanges. However, religious and ethnic strife has been a significant source of instability.


         On the other end of the economic spectrum are countries, such as Burkinafaso, Madagascar, and Malawi, that are considered to be among the poorest or least developed in the world. These countries are generally landlocked or have poor natural resources. The economies of many African countries are heavily dependent on international oil prices. Of all the African industries, oil has been the most lucrative, accounting for 40% to 60% of many countries' GDP.
However, general decline in oil prices has had an adverse impact on many economies.

Special Investment Considerations of Scudder Emerging Markets Income Fund


Brady Bonds. The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Bulgaria, Brazil, Costa Rica, Jordan, Mexico, Nigeria, the Philippines, Poland, Uruguay and Venezuela.

         Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets.

         Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds, with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative. Approximately $152 billion in Brady Bonds have been issued in Africa, Asia, Eastern Europe, Latin America and the Middle East, with over 90% of these Brady Bonds being denominated in U.S. dollars.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.



Loan Participations and Assignments. The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of emerging market debt instruments and one or more financial institutions ("Lenders"). The Fund's investments in Loans in Latin America are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of portions of Loans ("Assignments") from third parties. Participations typically will result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy.

         When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and may be more limited than, those held by the assigning Lender.

         The Fund may have difficulty disposing of Assignments and Participations. Because no liquid market for these obligations typically exists, the Fund anticipates that these obligations could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse effect on the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations may also make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

Borrowing. The Fund is authorized to borrow money for purposes of liquidity and to provide for redemptions and distributions. The Fund will borrow only when the Adviser believes that borrowing will benefit the Fund after taking into account considerations such as the costs of the borrowing. The Fund does not expect to borrow for investment purposes, to increase return or leverage the portfolio. Borrowing by the Fund will involve special risk considerations. Although the principal of the Fund's borrowings will be fixed, the Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.




Specialized Investment Techniques of the Funds


Debt Securities. If the Adviser determines that the capital appreciation on debt securities is likely to exceed that of common stocks, Global Small Company Fund may invest in debt securities of foreign and U.S. issuers. Portfolio debt investments will be selected on the basis of capital appreciation potential, by evaluating, among other things, potential yield, if any, credit quality, and the fundamental outlooks for currency and interest rate trends in different parts of the world, taking into account the ability to hedge a degree of currency or local bond price risk. Global Small Company Fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Adviser. Bonds rated Baa or BBB may have speculative elements as well as investment-grade characteristics. Global Small Company Fund may also invest up to 5% of its net assets in debt securities which are rated below investment-grade, that is, rated below Baa by Moody's or below BBB by S&P and in unrated securities of equivalent quality.


         Global Bond Fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Adviser. Bonds rated Baa or BBB may have speculative elements as well as investment-grade characteristics. Global Bond Fund may invest up to 15% of its net assets in securities rated below BBB or below Baa, but may not invest in debt securities rated B or lower by Moody's and S&P or in equivalent unrated securities.


         Emerging Markets Income Fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Adviser. Bonds rated Baa or BBB may have speculative elements as well as investment-grade characteristics. Emerging Markets Income Fund may also invest in securities rated Baa/BBB or lower and in unrated securities of equivalent quality in the Adviser's judgment. Emerging Markets Income Fund may invest in debt securities which are rated as low as C by Moody's or D by S&P. Such securities may be in default with respect to payment of principal or interest.

         The Adviser expects that a significant portion of Emerging Markets Income Fund's investments will be purchased at a discount to par value. To the extent developments in emerging markets result in improving credit fundamentals and rating upgrades for countries in emerging markets, the Adviser believes that there is the potential for capital appreciation as the improving fundamentals become reflected in the price of the debt instruments. The Adviser also believes that a country's sovereign credit rating (with respect to foreign currency denominated issues) acts as a "ceiling" on the rating of all debt issuers from that country. Thus, the ratings of private sector companies cannot be higher than that of their home countries. The Adviser believes, however, that many companies in emerging market countries, if rated on a stand alone basis without regard to the rating of the home country, possess fundamentals that could justify a higher credit rating, particularly if they are major exporters and receive the bulk of their revenues in U.S. dollars or other hard currencies. The Adviser seeks to identify such opportunities and benefit from this type of market inefficiency.


High Yield, High Risk Securities. Below investment-grade securities (rated Ba and lower by Moody's and BB and lower by S&P) or unrated securities of equivalent quality, in which Global Small Company Fund may invest up to 5% of its net assets, Global Bond Fund may invest up to 15% of its net assets and Emerging Markets Income Fund may invest up to 100% of its net assets, carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories and are considered speculative. The lower the ratings of such debt securities, the greater their risks render them like equity securities. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

         Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have a greater adverse impact on the value of such obligations than on comparable higher quality debt securities. During an economic downturn or period of rising interest rates, highly leveraged issues may experience financial stress which could adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.


         The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of a Fund to accurately value high yield securities in the Fund's portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

         Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Fund's investment objective by investment in such securities may be more dependent on the Adviser's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Adviser will determine whether it is in the best interest of the Fund to retain or dispose of such security.

         Prices for below investment-grade securities may be affected by legislative and regulatory developments. For example, new federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type. For more information regarding tax issues related to high yield securities, see "TAXES."




Convertible Securities. Each Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features. Emerging Markets Income Fund and Global Bond Fund each limits its purchases of convertible securities to debt securities convertible into common stock.


         The convertible securities in which a Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.


         Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"(TM)).

Illiquid Securities. Each Fund may occasionally purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or "not readily marketable," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or the availability of an exemption from registration (such as Rules 144 or 144A) or because they are subject to other legal or contractual delays in or restrictions on resale.

         Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the 1933 Act. A Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.


Dollar Roll Transactions. Global Bond Fund may enter into "dollar roll" transactions, which consist of the sale by the Fund to a bank or broker/dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while the counterparty is the holder. The Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date.

         Global Bond Fund will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. Government securities or other high grade debt obligations in an amount sufficient to meet its purchase obligations under the transactions. The Fund will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings. Notwithstanding such safeguards, the Fund's overall investment exposure may be increased by such transactions to the extent that the Fund bears a risk of loss on the securities it is committed to purchase, as well as on the segregated assets.

         Dollar rolls are treated for purposes of the 1940 Act as borrowings of the Fund because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to the Fund. For example, while the Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.


         The entry into dollar rolls involves potential risks of loss which are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the Fund is able to purchase them. Similarly, the Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the security which the Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.


         The Directors of the Fund have adopted guidelines to ensure that the securities received are substantially identical to those sold. To reduce the risk of default, the Fund will engage in such transactions only with banks and broker/dealers selected pursuant to such guidelines.

Repurchase Agreements. Each Fund may enter into repurchase agreements with member banks of the Federal Reserve System, with any domestic or foreign broker/dealer which is recognized as a reporting government securities dealer, or for Global Small Company Fund, any foreign bank, if the repurchase agreement is fully secured by government securities of the particular foreign jurisdiction, if the creditworthiness of the bank or broker/dealer has been determined by the Adviser to be at least as high as that of other obligations the Fund may purchase, or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's or S&P. In addition, Global Bond Fund may enter into repurchase agreements with any foreign bank or with any domestic or foreign broker/dealer which is recognized as a reporting government securities dealer, if the creditworthiness of the bank or broker/dealer has been determined by the Adviser to be at least as high as that of other obligations a Fund may purchase.


         A repurchase agreement provides a means for a Fund to earn income on assets for periods as short as overnight. It is an arrangement under which a Fund acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Obligations subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.


         For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from a Fund to the seller of the Obligation subject to the repurchase agreement and is therefore subject to that Fund's investment restriction applicable to loans. It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities. A repurchase agreement with foreign banks may be available with respect to government securities of the particular foreign jurisdiction, and such repurchase agreements involve risks similar to repurchase agreements with U.S. entities.

Repurchase Commitments. Global Bond Fund and Emerging Markets Income Fund may enter into repurchase commitments with any party deemed creditworthy by the Adviser, including foreign banks and broker/dealers, if the transaction is entered into for investment purposes and the counterparty's creditworthiness is at least equal to that of issuers of securities which a Fund may purchase. Such transactions may not provide a Fund with collateral marked-to-market during the term of the commitment.

Indexed Securities. Global Bond Fund and Emerging Markets Income Fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

         Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

         Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

When-Issued Securities. Each Fund may from time to time purchase securities on a "when-issued" or "forward delivery" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities takes place at a later date. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Fund's intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued or forward delivery securities may be sold prior to the settlement date, a Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued or forward delivery securities may be more or less than the purchase price. A Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis.

Lending of Portfolio Securities. Each Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC, such loans may be made to member firms of the New York Stock Exchange (the "Exchange"), and would be required to be secured continuously by collateral in cash, U.S. Government securities or other high grade debt obligations maintained on a current basis at an amount at least equal to the market value and accrued interest of the securities loaned. A Fund would have the right to call a loan and obtain the securities loaned on no more than five days' notice. During the existence of a loan, a Fund would continue to receive the equivalent of the interest paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If a Fund determines to make securities loans, the value of the securities loaned will not exceed 30% of the value of the Fund's total assets at the time any loan is made.

Zero Coupon Securities. Global Bond Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

         Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" (TIGRS(TM)) and Certificate of Accrual on Treasuries (CATS(TM)). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Fund, most likely will be deemed the beneficial holder of the underlying U.S. Government securities. The Fund understands that the staff of the Division of Investment Management of the Securities and Exchange Commission (the "SEC") no longer considers such privately stripped obligations to be U.S. Government securities, as defined in the 1940 Act.

         The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself (see "TAXES").

Mortgage-Backed Securities and Mortgage Pass-Through Securities. Global Bond Fund may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Fund may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

         A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and expose the Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities.

         Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

         Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

         FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve

Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Global Bond Fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations ("CMO"s). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

         In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party director as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Backed Securities. The Adviser expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. Global Bond Fund will not purchase mortgage-backed securities or any other assets which, in the opinion of the Adviser, are illiquid, in accordance with the nonfundamental investment restriction on securities which are not readily marketable discussed below. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with Global Bond Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Other Asset-Backed Securities. The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a structure similar to the CMO structure. Consistent with the Fund's investment objectives and policies, Global Bond Fund may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

         Several types of asset-backed securities have already been offered to investors, including Certificates of Automobile ReceivablesSM ("CARSSM"). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the directors or originator of the Corporation. An investor's return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the Corporation may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

         Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. Global Bond Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

         Global Bond Fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933 may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

         The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require Global Bond Fund to dispose of any then existing holdings of such securities.


Strategic Transactions and Derivatives. Each Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in each Fund's portfolio, or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

         In the course of pursuing these investment strategies, each Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities in each Fund's portfolio, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

         Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

         A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

         With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         A Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

         OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Each Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. Each Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

         Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. Each Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Adviser. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 10% of its assets in illiquid securities.

         If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

         Each Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

         Each Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. Each Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. Each Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

         Each Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.


         No Fund will enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.


Options on Securities Indices and Other Financial Indices. Each Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. Each Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or are determined to be of equivalent credit quality by the Adviser.

         Each Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.


         No Fund will enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.


         Each Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, each Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund's securities denominated in correlated currencies. For example, if the Adviser considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), a Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, a Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which each Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. Each Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Each Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. Neither Fund will enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar   Instruments.   Each  Fund  may  make   investments   in  Eurodollar
instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high-grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid high grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires the Fund to segregate liquid, high grade assets equal to the exercise price.

         Except when a Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade assets equal to the amount of the Fund's obligation.

         OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

         In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

         With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

         Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. Each Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

         Each Fund's activities involving Strategic  Transactions may be limited
by  the   requirements  of  Subchapter  M  of  the  Internal  Revenue  Code  for
qualification as a regulated investment company. (See "TAXES.")

Investment Restrictions

         Unless specified to the contrary, the following restrictions are fundamental policies and may not be changed with respect to each of the Funds without the approval of a majority of the outstanding voting securities of such Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% of the shares of such Fund present at a meeting if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund. Any nonfundamental policy of a Fund may be modified by the Fund's Board of Directors without a vote of the Fund's shareholders.

         Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Funds.

         As a matter of fundamental policy, each Fund may not:

         1. borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements provided that the Fund maintains asset coverage of 300% for all borrowings;

         2. purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities); or purchase or sell physical commodities or contracts relating to physical commodities;

         3. act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund;

         4. issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except for shares of the separate classes or series of the Corporation; provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction;

         5. purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (for the purposes of this restriction, telephone companies are considered to be in a separate industry from gas and electric public utilities, wholly-owned finance companies are considered to be in the same industry of their parents if their activities are primarily related to financing the activities of their parents and each foreign government, its agencies or instrumentalities as well as supranational organizations as a group, are each considered to be a separate industry);

         6. (Global Small Company Fund only) with respect to 75% of its total assets taken at market value purchase more than 10% of the voting securities of any one issuer, or invest more than 5% of the value of its total assets in the securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of closed end investment companies;

         7. (Global Small Company Fund only) make loans to other persons, except (a) loans of portfolio securities, provided collateral is maintained at not less than 100% by marking to market daily, and (b) to the extent the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objective and investment policies may be deemed to be loans;


         8.       (Global  Bond Fund only) make loans to other  persons,  except
                  (a) loans of portfolio securities, and (b) to the extent the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objectives and investment policies may be deemed to be loans; or


         9. (Emerging Markets Income Fund only) make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent the entry into repurchase agreements, loan assignments and loan participations and the purchase of debt securities in accordance with its investment objective and investment policies may be deemed to be loans.

         As a matter of nonfundamental policy, each Fund may not:

         (a) purchase or retain securities of any open-end investment company, or securities of closed-end investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchases, or except when such purchase, though not made in the open market, is part of a plan of merger, consolidation, reorganization or acquisition of assets; in any event the Fund may not purchase more than 3% of the outstanding voting securities of another investment company, may not invest more than 5% of its total assets in another investment company, and may not invest more than 10% of its total assets in other investment companies;

         (b) pledge, mortgage or hypothecate its assets in excess, together with permitted borrowings, of 1/3 of its total assets;

         (c) purchase or retain securities of an issuer any of whose officers, directors, trustees or security holders is an officer, director or trustee of the Fund or a member, officer, director or trustee of the investment adviser of the Fund if one or more of such individuals owns beneficially more than one-half of one percent (1/2%) of the outstanding shares or securities or both (taken at market value) of such issuer and such individuals owning more than one-half of one percent (1/2%) of such shares or securities together own beneficially more than 5% of such shares or securities or both;


         (d) (Global Small Company Fund and Global Bond Fund only) invest more than 10% of its net assets in securities which are not readily marketable, the disposition of which is restricted under Federal securities laws, or in repurchase agreements not terminable within 7 days, and the Fund will not invest more than 10% of its total assets in restricted securities;


         (e) (Emerging Markets Income Fund only) invest more than 15% of its net assets in securities which are not readily marketable, the disposition of which is restricted under Federal securities laws, or in repurchase agreements not terminable within 7 days, and the Fund will not invest more than 10% of its total assets in restricted securities;

         (f) purchase securities of any issuer with a record of less than three years continuous operations, including predecessors, and in equity securities which are not readily marketable except U.S. Government securities, securities of such issuers which are rated by at least one nationally recognized statistical rating organization, municipal obligations and obligations issued or guaranteed by any foreign government or its agencies or instrumentalities, if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the total assets of the Fund taken at market value;

         (g) buy options on securities or financial instruments, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its net assets; or sell put options on securities if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of the Fund's net assets;

         (h) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to all futures contracts entered into on behalf of the Fund and the premiums paid for options on futures contracts does not exceed 5% of the Fund's total assets provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit.

         (i) invest in oil, gas or other mineral leases, or exploration or development programs (although it may invest in issuers which own or invest in such interests);

         (j)      purchase or sell real estate limited partnership interests;

         (k) make securities loans if the value of such securities loaned exceeds 30% of the value of the Fund's total assets at the time any loan is made; all loans of portfolio securities will be fully collateralized and marked to market daily. Each Fund has no current intention of making loans of portfolio securities that would amount to greater than 5% of its total assets;

         (l) (Global Small Company Fund only) borrow money (including reverse repurchase agreements) in excess of 5% of its total assets (taken at market value) except for temporary or emergency purposes or borrow other than from banks;

         (m) (Global Bond Fund and Emerging Markets Income Fund only) borrow money in excess of 5% of its total assets (taken at market value), except for temporary or emergency purposes, or borrow other than from banks; however, in the case of reverse repurchase agreements, each Fund may invest in such agreements with other than banks subject to total asset coverage of 300% for such agreements and all borrowing;

         (n) (Global Bond Fund only) purchase securities on margin or make short sales, unless by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except in connection with arbitrage transactions, and except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;


         (o) (Global Small Company Fund only) purchase securities on margin or make short sales unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost and, if the right is conditional, the sale is made upon the same conditions, except in connection with arbitrage transactions and except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

         (p) (Global Small Company Fund only) purchase warrants if as a result warrants taken at the lower of cost or market value would represent more than 10% of the value of the Portfolio's net assets or more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchanges or on an exchange with comparable listing requirements (for this purpose, warrants attached to securities will be deemed to have no value); or


         (q) (Global Bond Fund only) purchase warrants if as a result warrants taken at the lower of cost or market value would represent more than 5% of the value of the Fund's net assets or more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchanges or on an exchange with comparable listing requirements (for this purpose, warrants attached to securities will be deemed to have no value).


         If a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" and "Other Investment Policies" above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of a Fund's assets will not be considered a violation of the restriction.

                                    PURCHASES

   (See "Purchases" and "Transaction Information" in the Funds' prospectuses.)

Additional Information About Opening an Account

         Clients having a regular investment counsel account with the Adviser or its affiliates and members of their immediate families, officers and employees of the Adviser or of any affiliated organization and their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $1,000 of Fund shares through Scudder Investor Services, Inc. (the "Distributor") by letter, fax, or telephone.

         Shareholders of other Scudder funds who have submitted an account application and have certified a taxpayer identification number, clients having a regular investment counsel account with the Adviser or its affiliates and members of their immediate families, officers and employees of the Adviser or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire. These investors must call 1-800-225-5163 to get an account number. During the call, the investor will be asked to indicate the Fund name, amount to be wired ($1,000 minimum), name of bank or trust company from which the wire will be sent, the exact registration of the new account, the taxpayer identification or social security number, address and telephone number. The investor must then call the bank to arrange a wire transfer to State Street Bank, Attention: Mutual Funds, 225 Franklin Street,

Boston, MA 02110. The investor must give the Scudder fund name, account name and the new account number. Finally, the investor must send the completed and signed application to the Fund promptly.

         The minimum initial purchase amount is less than $1,000 under certain special plan accounts.

Additional Information About Making Subsequent Investments by Telephone Order


         With respect to Global Small Company Fund and Emerging Markets Income Fund, subsequent purchase orders for $10,000 or more, and for an amount not greater than four times the value of the shareholder's account, may be placed by telephone, fax, etc., by established shareholders (except by Scudder Individual Retirement Account (IRA), Scudder Horizon Plan, Scudder Profit Sharing and Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) Plan holders), members of the NASD and banks. Orders placed in this manner may be directed to any office of the Distributor listed in the Funds' prospectuses. A confirmation of the purchase will be mailed out promptly following receipt of a request to buy. Federal regulations require that payment be received within three business days. If payment is not received within that time, the order is subject to cancelation. In the event of such cancelation or cancelation at the purchaser's request, the purchaser will be responsible for any loss incurred by a Fund or the principal underwriter by reason of such cancelation. If the purchaser is a shareholder, the Corporation shall have the authority, as agent of the shareholder, to redeem shares in the account to reimburse the relevant Fund or the principal underwriter for the loss incurred. Net losses on such transactions which are not recovered from the purchaser will be absorbed by the principal underwriter. Any net profit on the liquidation of unpaid shares will accrue to the relevant Fund.


Checks

         A certified check is not necessary, but checks are only accepted subject to collection at full face value in U.S. funds and must be drawn on, or payable through, a U.S. bank.

         If shares are purchased by a check which proves to be uncollectible, the Corporation reserves the right to cancel the purchase immediately and the purchaser will be responsible for any loss incurred by a Fund or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Corporation shall have the authority, as agent of the shareholder, to redeem shares in the account to reimburse a Fund or the principal underwriter for the loss incurred. Investors whose orders have been canceled may be prohibited from or restricted in placing future orders in any of the Scudder funds.

Wire Transfer of Federal Funds


         To purchase shares of Global Bond Fund and obtain the same day dividend you must have your bank forward federal funds by wire transfer and provide the required account information so as to be available to the Fund prior to twelve o'clock noon eastern time on that day. If you wish to make a purchase of $500,000 or more you should notify the Fund's transfer agent, Scudder Service Corporation (the "Transfer Agent") of such a purchase by calling 1-800-225-5163. If either the federal funds or the account information is received after twelve o'clock noon eastern time, but both the funds and the information are made available before the close of regular trading on the New York Stock Exchange (the "Exchange") (normally 4 p.m. eastern time) on any business day, shares will be purchased at net asset value determined on that day but will not receive the dividend; in such cases, dividends commence on the next business day.


         To obtain the net asset value determined as of the close of regular trading on the Exchange on a selected day, your bank must forward federal funds by wire transfer and provide the required account information so as to be available to the Fund prior to the close of regular trading on the Exchange (normally 4 p.m. eastern time).

         The bank sending an investor's federal funds by bank wire may charge for the service. Presently, each Fund pays a fee for receipt by State Street Bank and Trust Company of "wired funds," and the right to charge investors for this service is reserved.

         Boston banks are closed on certain holidays although the Exchange may be open. These holidays are Martin Luther King, Jr. Day (the 3rd Monday in January), Columbus Day (the 2nd Monday in October) and Veterans Day (November

11). Investors are not able to purchase shares by wiring federal funds on such holidays because State Street Bank is not open to receive such federal funds on behalf of a Fund.

Share Price

         Purchases will be filled without sales charge at the net asset value next computed after receipt of the application in good order. Net asset value normally will be computed as of the close of regular trading on the Exchange on each day during which the Exchange is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the net asset value per share on the next business day. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of that member broker, rather than a Fund, to forward the purchase order to the Transfer Agent in Boston by the close of regular trading on the Exchange.

Share Certificates

         Due to the desire of the Corporation to afford ease of redemption, certificates will not be issued to indicate ownership in a Fund.

Other Information

         If purchases or redemptions of a Fund's shares are arranged and settlement is made, at an investor's election, through a member of the NASD, other than the Distributor, that member may, at its discretion, charge a fee for that service. The Board of Directors, on behalf of a Fund, and the Distributor, the Funds' principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to any person. The Directors and the Distributor each may suspend or terminate the offering of shares of the Fund at any time.

         The Tax Identification Number section of the application must be completed when opening an account. Applications and purchase orders without a certified tax identification number and certain other certified information (e.g., certification of exempt status from exempt organizations) will be returned to the investor.

         The Corporation may issue shares of each Fund at net asset value in connection with any merger or consolidation with, or acquisition of the assets of, any investment company (or series thereof) or personal holding company, subject to the requirements of the 1940 Act.

                            EXCHANGES AND REDEMPTIONS

        (See "Exchanges and Redemptions" and "Transaction information" in the Funds' prospectuses.)

Exchanges

         Exchanges are comprised of a redemption from one Scudder fund and a purchase into another Scudder fund. The purchase side of the exchange either may be an additional investment into an existing account or may involve opening a new account in the other fund. When an exchange involves a new account, the new account will be established with the same registration, tax identification number, address, telephone redemption option, "Scudder Automated Information Line" (SAIL) transaction authorization and dividend option as the existing account. Other features will not carry over automatically to the new account. Exchanges to a new fund account must be for a minimum of $1,000. When an exchange represents an additional investment into an existing account, the account receiving the exchange proceeds must have identical registration, address, and account options/features as the account of origin. Exchanges into an existing account must be for $100 or more. If the account receiving the exchange proceeds is to be different in any respect, the exchange request must be in writing and must contain a signature guarantee as described under "Transaction Information--Redeeming shares--Signature guarantees" in the Fund's prospectus.

         Exchange orders received before the close of regular trading on the Exchange on any business day ordinarily will be executed at the respective net asset values determined on that day. Exchange orders received after the close of regular trading on the Exchange will be executed on the following business day.

         Investors may also request, at no extra charge, to have exchanges automatically executed on a predetermined schedule from one Scudder Fund to an existing account in another Scudder Fund through Scudder's Automatic Exchange Program. Exchanges must be for a minimum of $50. Shareholders may add this free feature over the phone or in writing. Automatic Exchanges will continue until the shareholder requests by phone or in writing to have the feature removed, or until the originating account is depleted. The Corporation and the Transfer Agent each reserves the right to suspend or terminate the privilege of the Automatic Exchange Program at any time.

         No commission is charged to the shareholder for any exchange described above. An exchange into another Scudder fund is a redemption of shares, and therefore may result in tax consequences (gain or loss) to the shareholder, and the proceeds of such an exchange may be subject to backup withholding. (See "TAXES.")

         Investors currently receive the exchange privilege, including exchange by telephone, automatically without having to elect it. The Corporation employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Corporation does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Corporation will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. The Corporation and the Transfer Agent each reserves the right to suspend or terminate the privilege of exchanging by telephone or fax at any time.

         The Scudder funds into which investors may make an exchange are listed under "THE SCUDDER FAMILY OF FUNDS" herein. Before making an exchange, shareholders should obtain from Scudder Investor Services, Inc. a prospectus of the Scudder fund into which the exchange is being contemplated.

         Scudder retirement plans may have different exchange requirements. Please refer to appropriate plan literature.

Redemption by Telephone

         Shareholders currently receive the right automatically, without having to elect it, to redeem up to $50,000 to their address of record. Shareholders may also request by telephone to have the proceeds mailed or wired to their predesignated bank account. In order to request redemptions by telephone, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which the redemption proceeds are to be sent.

         (a) NEW INVESTORS wishing to establish telephone redemption to a predesignated bank account must complete the appropriate section on the application.

         (b) EXISTING SHAREHOLDERS (except those who are Scudder IRA, Scudder Pension and Profit-Sharing, Scudder 401(k) and Scudder 403(b) Planholders) who wish to establish telephone redemption to a predesignated bank account or who want to change the bank account previously designated to receive redemption payments should either return a Telephone Redemption Option Form (available upon request) or send a letter identifying the account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder's name(s) appears on the account. A signature and a signature guarantee are required for each person in whose name the account is registered.

         Telephone   redemption  is  not   available   with  respect  to  shares
represented by share certificates or shares held in certain retirement accounts.

         If a request for redemption to a shareholder's bank account is made by telephone or fax, payment will be by Federal Reserve bank wire to the bank account designated on the application, unless a request is made that the redemption check be mailed to the designated bank account. There will be a $5 charge for all wire redemptions.

         Note: Investors designating a savings bank to receive their telephone redemption proceeds are advised that if the savings bank is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the savings bank. As this may delay receipt by the shareholder's account, it is suggested that investors wishing to use a savings bank discuss wire procedures with their bank and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to the designated bank.

         The Corporation employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Corporation does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Corporation will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

         Redemption requests by telephone (technically a repurchase by agreement between a Fund and the shareholder) of shares purchased by check will not be accepted until the purchase check has cleared which may take up to seven business days.

Redemption by Mail or Fax

         In order to ensure proper authorization before redeeming shares, the Transfer Agent may request additional documents such as, but not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waivers of tax required in some states when settling estates.

         It is suggested that shareholders holding shares registered in other than individual names contact the Transfer Agent prior to redemptions to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, trust, fiduciary agent, attorney or partnership, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within seven business days after receipt by the Transfer Agent of a request for redemption that complies with the above requirements. Delays of more than seven days of payment for shares tendered for repurchase or redemption may result, but only until the purchase check has cleared.

         The requirements for IRA redemptions are different from those regular accounts. For more information call 1-800-225-5163.

Redemption-in-Kind

         The Corporation reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Corporation and valued as they are for purposes of computing a Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. The Corporation has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Corporation is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the relevant Fund at the beginning of the period.

Other Information

         Clients, officers or employees of the Adviser or of an affiliated organization, and members of such clients', officers' or employees' immediate families, banks and members of the NASD may direct repurchase requests to the Corporation through Scudder Investor Services, Inc. at Two International Place, Boston, Massachusetts 02110-4103 by letter, fax, TWX, or telephone. A two-part confirmation will be mailed out promptly after receipt of the redemption request. A written request in good order as described above and any certificates with proper signature guarantee, as described in each Fund's prospectus under "Transaction information--Redeeming shares--Signature guarantees," should be sent with a copy of the invoice to Scudder Service Corporation, Confirmed Processing Department, Two International Place, Boston, Massachusetts 02110. Failure to deliver shares or required documents (see above) by the settlement date may result in cancellation of the trade and the shareholder will be responsible for any loss incurred by a Fund or the principal underwriter by reason of such cancellation. The Corporation shall have the authority, as agent of the shareholder, to redeem shares in the account to reimburse a Fund or the principal underwriter for the loss incurred. Net losses on such transactions which are not recovered from the shareholder will be absorbed by the principal underwriter. Any net gains so resulting will accrue to a Fund. For this group, repurchases will be carried out at the net asset value next computed after such repurchase requests have been received. The arrangements described in this paragraph for repurchasing shares are discretionary and may be discontinued at any time.

         If a shareholder redeems all shares in the account, the shareholder will receive, in addition to the net asset value thereof, all declared but unpaid dividends thereon. The value of shares redeemed or repurchased may be more or less than the shareholder's cost depending on the net asset value at the time of redemption or repurchase. The Corporation does not impose a redemption or repurchase charge although wire charges may be applicable for redemption proceeds wired to an investor's bank account. Redemption of shares, including an exchange into another series of the Corporation or into another Scudder fund, may result in tax consequences (gain or loss) to the shareholder and the proceeds of such redemptions may be subject to backup withholding. (See "TAXES.")

         Shareholders who wish to redeem shares from Special Plan Accounts should contact the employer, directors or custodian of the Plan for the requirements.

         The determination of net asset value may be suspended at times and a shareholder's right to redeem shares and receive payment therefore may be suspended at times (a) during which the Exchange is closed, other than customary weekend and holiday closings, (b) during which trading on the Exchange is restricted, (c) during which an emergency exists as a result of which disposal by the Corporation of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Corporation fairly to determine the value of its net assets, or (d) during which a governmental body having jurisdiction over the Corporation may by order permit such a suspension for the protection of the Corporation's shareholders; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

         If transactions at any time reduce a shareholder's account balance to below $1,000 in value, the Corporation may notify the shareholder that, unless the account balance is brought up to at least $1,000, the Corporation will redeem all shares in the Fund and close the account by sending redemption proceeds to the shareholder. The shareholder has sixty days to bring the account balance up to $1,000 before any action will be taken by the Corporation. (This policy applies to accounts of new shareholders, but does not apply to certain Special Plan Accounts.) The Directors have the authority to change the minimum account size.

                   FEATURES AND SERVICES OFFERED BY THE FUNDS

            (See "Shareholder benefits" in the Funds' prospectuses.)

The Pure No-Load(TM) Concept

         Investors are encouraged to be aware of the full ramifications of mutual fund fee structures, and of how Scudder distinguishes its funds from the vast majority of mutual funds available today. The primary distinction is between load and no-load funds.

         Load funds generally are defined as mutual funds that charge a fee for the sale and distribution of fund shares. There are three types of loads: front-end loads, back-end loads, and asset-based 12b-1 fees. 12b-1 fees are distribution-related fees charged against fund assets and are distinct from service fees, which are charged for personal services and/or maintenance of shareholder accounts. Asset-based sales charges and service fees are typically paid pursuant to distribution plans adopted under 12b-1 under the 1940 Act.

         A front-end load is a sales charge, which can be as high as 8.50% of the amount invested. A back-end load is a contingent deferred sales charge, which can be as high as 8.50% of either the amount invested or redeemed. The maximum front-end or back-end load varies, and depends upon whether or not a fund also charges a 12b-1 fee and/or a service fee or offers investors various sales-related services such as dividend reinvestment. The maximum charge for a

12b-1 fee is 0.75% of a fund's average annual net assets, and the maximum charge for a service fee is 0.25% of a fund's average annual net assets.

         A no-load fund does not charge a front-end or back-end load, but can charge a small 12b-1 fee and/or service fee against fund assets. Under the National Association of Securities Dealers Rules of Fair Practice, a mutual fund can call itself a "no-load" fund only if the 12b-1 fee and/or service fee does not exceed 0.25% of a fund's average annual net assets.

         Because Scudder funds do not pay any asset-based sales charges or service fees, Scudder developed and trademarked the phrase pure no-load(TM) to distinguish Scudder funds from other no-load mutual funds. Scudder pioneered the no-load concept when it created the nation's first no-load fund in 1928, and later developed the nation's first family of no-load mutual funds.

         The following chart shows the potential long-term advantage of investing $10,000 in a Scudder pure no-load fund over investing the same amount in a load fund that collects an 8.50% front-end load, a load fund that collects only a 0.75% 12b-1 and/or service fee, and a no-load fund charging only a 0.25% 12b-1 and/or service fee. The hypothetical figures in the chart show the value of an account assuming a constant 10% rate of return over the time periods indicated and reinvestment of dividends and distributions.


                                Scudder                                  Load Fund with 0.75%     No-Load Fund with
         YEARS            Pure No-Load(TM)Fund       8.50% Load Fund         12b-1 Fee             0.25% 12b-1 Fee
         -----            --------------------       ---------------         ---------             ---------------
          10                    $25,937                $23,733                $24,222                $25,354

          15                     41,772                 38,222                 37,698                 40,371

          20                     67,275                 61,557                 58,672                 64,282


         Investors are encouraged to review the fee tables on page 2 of the Fund's prospectus for more specific information about the rates at which management fees and other expenses are assessed.

Distribution Plans

         Investors have freedom to choose whether to receive cash or to reinvest any dividends from net investment income or distributions from realized capital gains in additional shares of the same Fund. A change of instructions for the method of payment must be received by the Transfer Agent at least five days prior to a dividend record date. However, shareholders authorizing telephone transactions may change their dividend option by calling 1-800-225-5163.

         Reinvestment is usually made at the closing net asset value determined on the business day following the record date. Investors may leave standing instructions with the Transfer Agent designating their option for either reinvestment or cash distribution of any income dividends or capital gains distributions. If no election is made, dividends and distributions will be invested in additional shares of the relevant Fund.

         Investors may also have dividends and distributions automatically deposited to their predesignated bank account through Scudder's DistributionsDirect Program. Shareholders who elect to participate in the DistributionsDirect Program, and whose predesignated checking account of record is with a member bank of the Automated Clearing House Network (ACH) can have income and capital gains distributions automatically deposited to their personal bank account usually within three business days after the Fund pays its distribution. A DistributionsDirect request form can be obtained by calling 1-800-225-5163. Confirmation statements will be mailed to shareholders as notification that distributions have been deposited.

         Investors choosing to participate in Scudder's Automatic Withdrawal Plan must reinvest any dividends or capital gains. For most retirement plan accounts, the reinvestment of dividends and capital gains is also required.

Diversification

         Your investment in Global Small Company Fund represents an interest in a large, diversified portfolio of carefully selected securities. Diversification may protect you against the possible risks of concentrating in fewer securities or in a specific market section.

Scudder Funds Centers

         Investors may visit any of the Fund Centers maintained by Scudder Investor Services, Inc. listed in each Fund's prospectus. The Centers are designed to provide individuals with services during any business day. Investors may pick up literature or find assistance with opening an account, adding monies or special options to existing accounts, making exchanges within the Scudder Family of Funds, redeeming shares or opening retirement plans. Checks should not be mailed to the Centers but should be mailed to "The Scudder Funds" at the address listed under "How to contact Scudder" in each Fund's prospectus.

Reports to Shareholders

         The Corporation issues to each Fund's shareholders unaudited semiannual and audited financial statements, including a list of investments held and statements of assets and liabilities, statements of operations, statements of changes in net assets and supplementary information.

Transaction Summaries

         Annual summaries of all transactions in each Fund account are available to shareholders. The summaries may be obtained by calling 1-800-225-5163.

                           THE SCUDDER FAMILY OF FUNDS

       (See "Investment products and services" in the Fund's prospectus.)

         The Scudder Family of Funds is America's first family of mutual funds and the nation's oldest family of no-load mutual funds. To assist investors in choosing a Scudder fund, descriptions of the Scudder funds' objectives follow. Initial purchases in each Scudder fund must be at least $1,000 or $500 in the case of IRAs. Subsequent purchases must be for $100 or more. Minimum investments for special plan accounts may be lower.

MONEY MARKET

         Scudder Cash Investment Trust ("SCIT") seeks to maintain the stability of capital, and consistent therewith, to maintain the liquidity of capital and to provide current income through investment in a supervised portfolio of short-term debt securities. SCIT intends to seek to maintain a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible.

         Scudder U.S. Treasury Money Fund seeks to provide safety, liquidity and stability of capital and consistent therewith to provide current income through investment in a supervised portfolio of U.S. Government and U.S. Government guaranteed obligations with maturities of not more than 762 calendar days. The Fund intends to seek to maintain a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible.

INCOME

         Scudder Emerging Markets Income Fund seeks to provide high current income and, secondarily, long-term capital appreciation through investments primarily in high-yielding debt securities issued in emerging markets.


         Scudder Global Bond Fund seeks to provide total return with an emphasis on current income from a portfolio of high-grade intermediate and long-term bonds denominated in foreign currencies and the U.S. dollar. Capital appreciation is a secondary objective.


         Scudder GNMA Fund seeks to provide investors with high current income from a portfolio of high-quality GNMA securities.

         Scudder Income Fund seeks to earn a high level of income consistent with the prudent investment of capital through a flexible investment program emphasizing high-grade bonds.

         Scudder International Bond Fund seeks to provide income from a portfolio of high-grade bonds denominated in foreign currencies. As a secondary objective, the Fund seeks protection and possible enhancement of principal value by actively managing currency, bond market and maturity exposure and by security selection.

         Scudder Short Term Bond Fund seeks to provide a higher and more stable level of income than is normally provided by money market investments, and more price stability than investments in intermediate-and long-term bonds.



         Scudder Zero Coupon 2000 Fund seeks to provide as high an investment return over a selected period as is consistent with the minimization of reinvestment risks through investments primarily in zero coupon securities.

TAX FREE MONEY MARKET

         Scudder Tax Free Money Fund ("STFMF") is designed to provide investors with income exempt from regular federal income tax while seeking stability of principal. STFMF seeks to maintain a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible.

         Scudder California Tax Free Money Fund* is designed to provide California taxpayers income exempt from California state and regular federal income taxes, and seeks stability of capital and the maintenance of a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible.

         Scudder New York Tax Free Money Fund* is designed to provide New York taxpayers income exempt from New York state, New York City and regular federal income taxes, and seeks stability of capital and the maintenance of a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible.

TAX FREE

         Scudder High Yield Tax Free Fund seeks to provide high income which is exempt from regular federal income tax by investing in investment-grade municipal securities.

         Scudder Limited Term Tax Free Fund seeks to provide as high a level of income exempt from regular federal income tax as is consistent with a high degree of principal stability.

--------------------
* These funds are not available for sale in all states. For information, contact Scudder Investor Services, Inc.

         Scudder Managed Municipal Bonds seeks to provide income which is exempt from regular federal income tax primarily through investments in long-term municipal securities with an emphasis on high quality.

         Scudder Medium Term Tax Free Fund seeks to provide a high level of income free from regular federal income taxes and to limit principal fluctuation by investing in high-grade municipal securities of intermediate maturities.

         Scudder California Tax Free Fund* seeks to provide income exempt from both California and regular federal income taxes through the professional and efficient management of a portfolio consisting of California state, municipal and local government obligations.

         Scudder Massachusetts Limited Term Tax Free Fund* seeks to provide as high a level of income exempt from Massachusetts personal and regular federal income tax as is consistent with a high degree of principal stability.

         Scudder Massachusetts Tax Free Fund* seeks to provide income exempt from both Massachusetts and regular federal income taxes through the professional and efficient management of a portfolio consisting of Massachusetts state, municipal and local government obligations.

         Scudder New York Tax Free Fund* seeks to provide income exempt from New York state, New York City and regular federal income taxes through the professional and efficient management of a portfolio consisting of investments in New York state, municipal and local government obligations.

         Scudder Ohio Tax Free Fund* seeks to provide income exempt from both Ohio and regular federal income taxes through the professional and efficient management of a portfolio consisting of Ohio state, municipal and local government obligations.

         Scudder Pennsylvania Tax Free Fund* seeks to provide income exempt from both Pennsylvania and regular federal income taxes through a portfolio consisting of Pennsylvania state, municipal and local government obligations.

GROWTH AND INCOME

         Scudder Balanced Fund seeks to provide a balance of growth and income, as well as long-term preservation of capital, from a diversified portfolio of equity and fixed income securities.

         Scudder Growth and Income Fund seeks to provide long-term growth of capital, current income, and growth of income through a portfolio invested primarily in common stocks and convertible securities by companies which offer the prospect of growth of earnings while paying current dividends.

GROWTH

         Scudder Capital Growth Fund seeks to maximize long-term growth of capital through a broad and flexible investment program emphasizing common stocks.

         Scudder Development Fund seeks to achieve long-term growth of capital primarily through investments in marketable securities, principally common stocks, of relatively small or little-known companies which in the opinion of management have promise of expanding their size and profitability or of gaining increased market recognition for their securities, or both.

         Scudder Global Fund seeks long-term growth of capital primarily through a diversified portfolio of marketable equity securities selected on a worldwide basis. It may also invest in debt securities of U.S.
         and foreign issuers. Income is an incidental consideration.

--------------------
* These funds are not available for sale in all states. For information, contact Scudder Investor Services, Inc.

         Scudder   Global  Small  Company  Fund  seeks   above-average   capital
         appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world.

         Scudder Gold Fund seeks maximum return (principal change and income) consistent with investing in a portfolio of gold-related equity securities and gold.

         Scudder Greater Europe Growth Fund seeks long-term growth of capital through investments primarily in the equity securities of European companies.

         Scudder International Fund seeks long-term growth of capital through investment principally in a diversified portfolio of marketable equity securities selected primarily to permit participation in non-U.S. companies and economies with prospects for growth. It also invests in fixed-income securities of foreign governments and companies, with a view toward total investment return.

         Scudder  Latin  America  Fund  seeks  to  provide   long-term   capital
         appreciation through investment primarily in the securities of Latin American issuers.

         Scudder Pacific Opportunities Fund seeks long-term growth of capital through investment primarily in the equity securities of Pacific Basin companies, excluding Japan.

         Scudder Quality Growth Fund seeks to provide long-term growth of capital through investment primarily in the equity securities of seasoned, financially strong U.S. growth companies.


         Scudder Small Company Value Fund invests for long-term growth of capital by seeking out undervalued stocks of small U.S. Companies.


         Scudder Value Fund seeks long-term growth of capital through investment in undervalued equity securities.

         The Japan Fund, Inc. seeks capital appreciation through investment in Japanese securities, primarily in common stocks of Japanese companies.


         The net asset values of most Scudder Funds can be found daily in the "Mutual Funds" section of The Wall Street Journal under "Scudder Funds," and in other leading newspapers throughout the country. Investors will notice the net asset value and offering price are the same, reflecting the fact that no sales commission or "load" is charged on the sale of shares of the Scudder Funds. The latest seven-day yields for the money-market funds can be found every Monday and Thursday in the "Money-Market Funds" section of The Wall Street Journal. This information also may be obtained by calling the Scudder Automated Information Line (SAIL) at 1-800-343-2890.

         The Scudder Family of Funds offers many conveniences and services, including: active professional investment management; broad and diversified investment portfolios; pure no-load funds with no commissions to purchase or redeem shares or Rule 12b-1 distribution fees; individual attention from a Scudder Service Representative; easy telephone exchanges into Scudder money market, tax free, income, and growth funds; shares redeemable at net asset value at any time.

                              SPECIAL PLAN ACCOUNTS

         (See "Scudder tax-advantaged retirement plans", "Purchases--By
          Automatic Investment Plan" and "Exchanges and redemptions--By
              Automatic Withdrawal Plan" in the Fund's prospectus.)

         Detailed information on any Scudder investment plan, including the applicable charges, minimum investment requirements and disclosures made pursuant to Internal Revenue Service (the "IRS") requirements, may be obtained by contacting Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103 or by calling toll free, 1-800-225-2470. It is advisable for an investor considering the funding of the investment plans described below to consult with an attorney or other investment or tax adviser with respect to the suitability requirements and tax aspects thereof.

         Shares of the Fund may also be a permitted investment under profit sharing and pension plans and IRA's other than those offered by the Fund's distributor depending on the provisions of the relevant plan or IRA.

         None of the plans assures a profit or guarantees protection against depreciation, especially in declining markets.

Scudder Retirement Plans:  Profit-Sharing and Money Purchase
Pension Plans for Corporations and Self-Employed Individuals

         Shares of the Fund may be purchased as the investment medium under a plan in the form of a Scudder Profit-Sharing Plan (including a version of the Plan which includes a cash-or-deferred feature) or a Scudder Money Purchase Pension Plan (jointly referred to as the Scudder Retirement Plans) adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietorships and partnerships), or other qualifying organization. Each of these forms was approved by the IRS as a prototype. The IRS's approval of an employer's plan under Section 401(a) of the Internal Revenue Code will be greatly facilitated if it is in such approved form. Under certain circumstances, the IRS will assume that a plan, adopted in this form, after special notice to any employees, meets the requirements of Section 401(a) of the Internal Revenue Code.

Scudder 401(k): Cash or Deferred Profit-Sharing Plan for Corporations and Self-Employed Individuals

         Shares of each Fund may be purchased as the investment medium under a plan in the form of a Scudder 401(k) Plan adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietors and partnerships), or other qualifying organization. This plan has been approved as a prototype by the IRS.

Scudder IRA:  Individual Retirement Account

         Shares of each Fund may be purchased as the underlying investment for an Individual Retirement Account which meets the requirements of Section 408(a) of the Internal Revenue Code.

         A single individual who is not an active participant in an employer-maintained retirement plan, a simplified employee pension plan, or a tax-deferred annuity program (a "qualified plan"), and a married individual who is not an active participant in a qualified plan and whose spouse is also not an active participant in a qualified plan, are eligible to make tax deductible contributions of up to $2,000 to an IRA prior to the year such individual attains age 70 1/2. In addition, certain individuals who are active participants in qualified plans (or who have spouses who are active participants) are also eligible to make tax-deductible contributions to an IRA; the annual amount, if any, of the contribution which such an individual will be eligible to deduct will be determined by the amount of his, her, or their adjusted gross income for the year. Whenever the adjusted gross income limitation prohibits an individual from contributing what would otherwise be the maximum tax-deductible contribution he or she could make, the individual will be eligible to contribute the difference to an IRA in the form of nondeductible contributions.

         An eligible individual may contribute as much as $2,000 of qualified income (earned income or, under certain circumstances, alimony) to an IRA each year (up to $2,250 for married couples if one spouse has earned income of no more than $250). All income and capital gains derived from IRA investments are reinvested and compound tax-deferred until distributed. Such tax-deferred compounding can lead to substantial retirement savings.

         The table below shows how much individuals would accumulate in a fully tax-deductible IRA by age 65 (before any distributions) if they contribute $2,000 at the beginning of each year, assuming average annual returns of 5, 10, and 15%. (At withdrawal, accumulations in this table will be taxable.)

                                           Value of IRA at Age 65
                               Assuming $2,000 Deductible Annual Contribution

-----------------------------------------------------------------------------------------------------------
         Starting                                        Annual Rate of Return
          Age of             ------------------------------------------------------------------------------
       Contributions                    5%                        10%                       15%
-----------------------------------------------------------------------------------------------------------
            25                      $253,680                   $973,704                $4,091,908
            35                       139,522                    361,887                   999,914
            45                        69,439                    126,005                   235,620
            55                        26,414                     35,062                    46,699

         This next table shows how much individuals would accumulate in non-IRA accounts by age 65 if they start with $2,000 in pretax earned income at the beginning of each year (which is $1,380 after taxes are paid), assuming average annual returns of 5, 10 and 15%. (At withdrawal, a portion of the accumulation in this table will be taxable.)

                                        Value of a Non-IRA Account at
                                 Age 65 Assuming $1,380 Annual Contributions
                               (post tax, $2,000 pretax) and a 31% Tax Bracket

-----------------------------------------------------------------------------------------------------------
         Starting                                        Annual Rate of Return
          Age of             ------------------------------------------------------------------------------
       Contributions                    5%                        10%                       15%
-----------------------------------------------------------------------------------------------------------
            25                      $119,318                   $287,021                  $741,431
            35                        73,094                    136,868                   267,697
            45                        40,166                     59,821                    90,764
            55                        16,709                     20,286                    24,681

Scudder 403(b) Plan

         Shares of each Fund may also be purchased as the underlying investment for tax sheltered annuity plans under the provisions of Section 403(b)(7) of the Internal Revenue Code. In general, employees of tax-exempt organizations described in Section 501(c)(3) of the Internal Revenue Code (such as hospitals, churches, religious, scientific, or literary organizations and educational institutions) or a public school system are eligible to participate in a 403(b) plan.

Automatic Withdrawal Plan

         Non-retirement plan shareholders who currently own or purchase $10,000 or more of shares of a Fund may establish an Automatic Withdrawal Plan. The investor can then receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Payments are mailed at the end of each month. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment. Requests for increases in withdrawal amounts or to change payee must be submitted in writing, signed exactly as the account is registered and contain signature guarantee(s) as described under "Transaction information--Redeeming shares--Signature guarantees" in the Fund's prospectus. Any such requests must be received by the Fund's transfer agent by the 15th of the month in which such change is to take effect. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Corporation or its agent on written notice, and will be terminated when all shares of the Fund under the Plan have been liquidated or upon receipt by the Corporation of notice of death of the shareholder.

         An Automatic Withdrawal Plan request form can be obtained by calling 1-800-225-5163.

Group or Salary Deduction Plan

         An investor may join a Group or Salary Deduction Plan where satisfactory arrangements have been made with Scudder Investor Services, Inc. for forwarding regular investments through a single source. The minimum annual investment is $240 per investor which may be made in monthly, quarterly, semiannual or annual payments. The minimum monthly deposit per investor is $20. Except for directors or custodian fees for certain retirement plans, at present there is no separate charge for maintaining group or salary deduction plans; however, the Corporation and its agents reserve the right to establish a maintenance charge in the future depending on the services required by the investor.

         The Corporation reserves the right, after notice has been given to the shareholder, to redeem and close a shareholder's account in the event that the shareholder ceases participating in the group plan prior to investment of $1,000 per individual or in the event of a redemption which occurs prior to the accumulation of that amount or which reduces the account value to less than $1,000 and the account value is not increased to $1,000 within a reasonable time after notification. An investor in a plan who has not purchased shares for six months shall be presumed to have stopped making payments under the plan.

Automatic Investment Plan

         Shareholders may arrange to make periodic investments through automatic deductions from checking accounts by completing the appropriate form and providing the necessary documentation to establish this service. The minimum investment is $50.

         The Automatic Investment Plan involves an investment strategy called dollar cost averaging. Dollar cost averaging is a method of investing whereby a specific dollar amount is invested at regular intervals. By investing the same dollar amount each period, when shares are priced low the investor will purchase more shares than when the share price is higher. Over a period of time this investment approach may allow the investor to reduce the average price of the shares purchased. However, this investment approach does not assure a profit or protect against loss. This type of regular investment program may be suitable for various investment goals such as, but not limited to, college planning or saving for a home.

Uniform Transfers/Gifts to Minors Act

         Grandparents, parents or other donors may set up custodian accounts for minors. The minimum initial investment is $1,000 unless the donor agrees to continue to make regular share purchases for the account through Scudder's Automatic Investment Plan (AIP). In this case, the minimum initial investment is $500.

         The Corporation reserves the right, after notice has been given to the shareholder and custodian, to redeem and close a shareholder's account in the event that regular investments to the account cease before the $1,000 minimum is reached.

Scudder Trust Company

         Annual service fees are paid by each Fund to Scudder Trust Company, an affiliate of the Adviser, for certain retirement plan accounts and are included in the fees paid to the Transfer Agent.

                    DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

            (See "Distribution and performance information--Dividends and capital gains distributions" in the Funds' prospectuses.)

         Each Fund intends to follow the practice of distributing substantially all of its investment company taxable income which includes any excess of net realized short-term capital gains over net realized long-term capital losses.
Each Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, a Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. (See "TAXES.")

         If a Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Internal Revenue Code, the Fund may be subject to that excise tax. (See "TAXES.") In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

         Global Small Company Fund intends to distribute investment company taxable income and any net realized capital gains in December each year. Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. Additional distributions may be made if necessary.


         Global Bond Fund intends to declare daily and distribute monthly substantially all of its net investment income resulting from Fund investment activity. Distributions, if any, of net realized capital gains will normally be made in December. Distributions of certain realized gains or losses on the sale or retirement of securities denominated in foreign currencies held by the Fund, to the extent attributable to fluctuations in currency exchange rates, as well as certain other gains or losses attributable to exchange rate fluctuations, are treated as ordinary income or loss and will also normally be made in December.


         Emerging Markets Income Fund intends to distribute investment company taxable income (exclusive of net short-term capital gains in excess of net long-term capital losses) quarterly in April, July, October and December each year. Distributions of capital net income gains realized during each fiscal year will be made annually in December. Additional distributions may be made if necessary.

         All distributions will be made in shares of each Fund and confirmations will be mailed to each shareholder unless a shareholder has elected to receive cash, in which case a check will be sent. Distributions are taxable, whether made in shares or cash. (See "TAXES.")

                             PERFORMANCE INFORMATION

                (See "Distribution and performance information--
              Performance information" in the Funds' prospectuses.)

         From time to time, quotations of a Fund's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures are calculated in the following manner:

Average Annual Total Return

         Average Annual Total Return is the average annual compound rate of return for, where applicable, the periods of one year, five years, ten years (or such shorter periods as may be applicable dating from the commencement of a Fund's operations), all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by finding the average annual compound rates of return of a hypothetical investment, over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                              T = (ERV/P)^(1/n) - 1
                  Where:

                        P       =   a hypothetical initial investment of $1,000
                        T       =   average annual total return
                        n       =   number of years
                        ERV     =   ending  redeemable  value: ERV is the value,
                                    at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

         Average Annual Total Return for periods ended October 31, 1994

                                                  One Year    Life of the Fund
                                                  --------    ----------------
         Global Small Company Fund                  2.80%        11.49%(1)

         Global Bond Fund*                         (0.25)%        5.79%(2)

         Emerging Markets Income Fund                --          -3.54%(3)

         (1) For the period beginning September 10, 1991.
         (2) For the period beginning March 1, 1991.
         (3) For the period beginning December 31, 1993.

         * On December 27, 1995, the Fund adopted its present name and objectives. Prior to that date, the Fund was known as Scudder Short Term Global Income Fund and its objective was high current income. Financial information for the periods ended October 31, 1994 should not be considered representative of the present Fund under its current objectives.


Cumulative Total Return

         Cumulative Total Return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the cumulative rates of a return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                  C = (ERV/P)-1
                  Where:

                       C       =    cumulative total return
                       P       =    a hypothetical initial investment of $1,000
                       ERV     =    ending  redeemable  value: ERV is the value,
                                    at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

           Cumulative Total Return for periods ended October 31, 1994

                                                  One Year    Life of the Fund
                                                  --------    ----------------
Global Small Company Fund                           2.80%        40.67%(1)

Global Bond Fund*                                  (0.25)%       22.90%(2)

Emerging Markets Income Fund                         --          -3.54%(3)

         (1) For the period beginning September 10, 1991.
         (2) For the period beginning March 1, 1991.
         (3) For the period beginning December 31, 1993.

         * On December 27, 1995, the Fund adopted its present name and objectives. Prior to that date, the Fund was known as Scudder Short Term Global Income Fund and its objective was high current income.

             Financial information for the periods ended October 31, 1994 should not be considered representative of the present Fund under its current objectives.


Total Return

         Total return is the rate of return on an investment for a specified period of time calculated in the manner of cumulative total return.

Capital Change

         Capital change measures the return from invested capital including reinvested capital gains distributions. Capital change does not include the reinvestment of income dividends.


Yield of Global Bond Fund and Emerging Markets Income Fund


         A Fund's yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                         YIELD = 2[((a-b)/cd + 1)^6 - 1]

                  Where:

                       a     =      dividends  and  interest  earned  during the
                                    period,  including  amortization  of  market
                                    premium or accretion of market discount
                       b     =      expenses  accrued  for  the  period  (net of
                                    reimbursements)
                       c     =      the   average   daily   number   of   shares
                                    outstanding  during  the  period  that  were
                                    entitled to receive dividends
                       d     =      the maximum  offering price per share on the
                                    last day of the period

                  Calculation of the Fund's yield does not take into account "Section 988 Transactions." (See "TAXES.")


         The yield for the 30-day period ended October 31, 1994 was 8.13% for Global Bond Fund. On December 27, 1995, the Fund adopted its present name and objectives. Prior to that date, the Fund was known as Scudder Short Term Global Income Fund and its objective was high current income. Financial information for the periods ended October 31, 1994 should not be considered representative of the present Fund under its current objectives.


         The yield for the 30-day period ended October 31, 1994 was 9.13% for Emerging Markets Income Fund.

         Quotations of each Fund's performance are based on historical earnings and are not intended to indicate future performance. An investor's shares when redeemed may be worth more or less than their original cost. Performance of a Fund will vary based on changes in market conditions and the level of the Fund's expenses.

Comparison of Portfolio Performance

         A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

         In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples include, but are not limited to the Dow Jones
Industrial  Average,  the Consumer Price Index,  Standard & Poor's 500 Composite

Stock Price Index (S&P 500), the NASDAQ OTC Composite Index, the NASDAQ Industrials Index, the Russell 2000 Index, and statistics published by the Small Business Administration.

         Because some or all each Fund's investments are denominated in foreign currencies, the strength or weakness of the U.S. dollar as against these currencies may account for part that Fund's investment performance. Historical information on the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Funds. Such historical information is not indicative of future fluctuations in the value of the U.S. dollar against these currencies. In addition, marketing materials may cite country and economic statistics and historical stock market performance for any of the countries in which either Fund invests, including, but not limited to, the following: population growth, gross domestic product, inflation rate, average stock market price-earnings ratios and the total value of stock markets. Sources for such statistics may include official publications of various foreign governments and exchanges.

         From time to time, in advertising and marketing literature, a Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as, Investment Company Data, Inc. ("ICD"), Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Morningstar, Inc., Value Line Mutual Fund Survey and other independent organizations. When these organizations' tracking results are used, a Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk. For instance, a Scudder growth fund will be compared to funds in the growth fund category; a Scudder income fund will be compared to funds in the income fund category; and so on. Scudder funds (except for money market funds) may also be compared to funds with similar volatility, as measured statistically by independent organizations. In addition, a Fund's performance may also be compared to the performance of broad groups of comparable mutual funds. Indices with which a Fund's performance may be compared include, but are not limited to, the following:

                  The Europe/Australia/Far East (EAFE) Index
                  Morgan Stanley Capital International World Index J.P. Morgan Global Traded Bond Index
                  Salomon Brothers World Government Bond Index
                  NASDAQ Composite Index
                  Wilshire 5000 Stock Index

         The following graph illustrates the historical risks and returns of selected indices which track the performance of various combinations of United States and international securities for the ten year period ended December 31, 1994; results for other periods may vary. The graph uses ten year annualized international returns represented by the Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index and ten year annualized United States returns represented by the S&P 500 Index. Risk is measured by the standard deviation in overall portfolio performance within each index. Performance of an index is historical, and does not represent the performance of a Fund, and is not a guarantee of future results.

X-Y CHART -       EFFICIENT FRONTIER
                  MSCI EAFE vs. S&P 500 (12/31/84-12/31/94)

CHART DATA:

          Standard                  Total
          Deviation                 Return
          ---------                 ------
          19.35                     17.55           100% Int'l MSCI EAFE
          18.13                     17.23           10 US/90 Int'l
          17.03                     16.91           20/80
          16.07                     16.59           30 U.S./70 Int'l
          15.29                     16.27           40/60
          14.7                      15.96           50 U.S./50Int'l
          14.34                     15.64           60/40
          14.21                     15.32           70 U.S./30 Int'l
          14.33                     15.00           80/20
          14.69                     14.68           90 U.S./10 Int'l
          15.27                     14.36           100% U.S. S&P 500

Source:  Lipper Analytical Services, Inc. (Data as of 12/31/94)

         From time to time, in marketing and other Fund literature, Directors and officers of the Funds, the Funds' portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Funds. In addition, the amount of assets that the Adviser has under management in various geographical areas may be quoted in advertising and marketing materials.

         The Funds may be advertised as an investment choice in Scudder's college planning program. The description may contain illustrations of projected future college costs based on assumed rates of inflation and examples of hypothetical fund performance, calculated as described above.

         Statistical and other information, as provided by the Social Security Administration, may be used in marketing materials pertaining to retirement planning in order to estimate future payouts of social security benefits. Estimates may be used on demographic and economic data.

         Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in the Funds. The description may include a "risk/return spectrum" which compares the Funds to other Scudder funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Funds to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return.

         Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve the loss of principal. However, all long-term investments, including investments in bank products, may be subject to inflation risk, which is the risk of erosion of the value of an investment as prices increase over a long time period. The risks/returns associated with an investment in bond or equity funds depend upon many factors. For bond funds these factors include, but are not limited to, a fund's overall investment objective, the average portfolio maturity, credit quality of the securities held, and interest rate movements.

For equity funds, factors include a fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks/returns associated with an investment in international bond or equity funds also will depend upon currency exchange rate fluctuation.

         A risk/return spectrum generally will position the various investment categories in the following order: bank products, money market funds, bond funds and equity funds. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term bond funds. The same is true of domestic bond funds relative to international bond funds, and bond funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.

         Risk/return spectrums also may depict funds that invest in both domestic and foreign securities or a combination of bond and equity securities.

         Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning the Funds, including reprints of, or selections from, editorials or articles about these Funds. Sources for Fund performance information and articles about the Funds may include the following:

American Association of Individual Investors' Journal, a monthly publication of the AAII that includes articles on investment analysis techniques.

Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

Banxquote, an on-line source of national averages for leading money market and bank CD interest rates, published on a weekly basis by Masterfund, Inc. of Wilmington, Delaware.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

CDA Investment Technologies, Inc., an organization which provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indices.

Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

The Frank Russell Company, a West-Coast investment management firm that periodically evaluates international stock markets and compares foreign equity market performance to U.S. stock market performance.

Global  Investor,   a  European   publication  that  periodically   reviews  the
performance of U.S. mutual funds investing internationally.

IBC/Donoghue's Money Fund Report, a weekly publication of the Donoghue Organization, Inc., of Holliston, Massachusetts, reporting on the performance of the nation's money market funds, summarizing money market fund activity and including certain averages as performance benchmarks, specifically "Donoghue's Money Fund Average," and "Donoghue's Government Money Fund Average."

Ibbotson Associates, Inc., a company specializing in investment research and data.

Investment Company Data, Inc., an independent organization which provides performance ranking information for broad classes of mutual funds.

Investor's Daily, a daily newspaper that features financial, economic, and business news.

Kiplinger's Personal Finance Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morgan Stanley International, an integrated investment banking firm that compiles statistical information.

Mutual Fund Values,  a biweekly  Morningstar,  Inc.  publication  that  provides
ratings  of  mutual  funds  based  on  fund  performance,   risk  and  portfolio
characteristics.

The New York Times, a nationally distributed newspaper which regularly covers financial news.

The No-Load Fund Investor, a monthly newsletter, published by Sheldon Jacobs, that includes mutual fund performance data and recommendations for the mutual fund investor.

No-Load Fund*X, a monthly newsletter, published by DAL Investment Company, Inc., that reports on mutual fund performance, rates funds and discusses investment strategies for the mutual fund investor.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

Smart Money, a national personal finance magazine published monthly by Dow Jones and Company, Inc. and The Hearst Corporation. Focus is placed on ideas for investing, spending and saving.

Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

United Mutual Fund Selector, a semi-monthly investment newsletter, published by Babson United Investment Advisors, that includes mutual fund performance data and reviews of mutual fund portfolios and investment strategies.

USA Today, a leading national daily newspaper.

U.S. News and World Report, a national business weekly that periodically reports mutual fund performance data.

Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records and price ranges.

Working Woman, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

Worth, a national publication put out 10 times per year by Capital Publishing Company, a subsidiary of Fidelity Investments. Focus is placed on personal financial journalism.

                            ORGANIZATION OF THE FUNDS

              (See "Fund organization" in the Funds' prospectuses.)


         Each Fund is a separate series of Scudder Global Fund, Inc., a Maryland corporation organized on May 15, 1986. Scudder Global Fund and Scudder International Bond Fund are the other series of the Corporation. On December 6, 1995, shareholders of Scudder Short Term Global Income Fund approved the change in name and investment objective and policies.


         The authorized capital stock of the Corporation consists of 800 million shares with $.01 par value, 100 million shares of which are allocated to Global Small Company Fund, 300 million shares of which are allocated to Global Bond Fund and 100 million shares of which are allocated to Emerging Markets Income Fund. Each share of each series of the Corporation has equal voting rights as to each other share of that series as to voting for Directors, redemption, dividends and liquidation. Shareholders have one vote for each share held. All shares issued and outstanding are fully paid and non-assessable, transferable, and redeemable at net asset value at the option of the shareholder. Shares have no pre-emptive or conversion rights.

         Shares of the Corporation entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Additionally, approval of the investment advisory agreement is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not enough votes are received from the shareholders of the other series to approve such agreement as to the other series.

         The shares of the Corporation have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Directors will not be able to elect any person or persons to the Board of Directors.

         The Directors, in their discretion, may authorize the division of shares of a series into different classes permitting shares of different classes to be distributed by different methods. Although shareholders of different classes of a series would have an interest in the same portfolio of assets, shareholders of any subsequently created classes may bear different expenses in connection with different methods of distribution of their classes. The Directors have no present intention of taking the action necessary to effect the division of shares into separate classes (which under present regulations would require the Corporation to obtain an exemptive order of the SEC), nor of changing the method of distribution of shares of a series.

         Maryland corporate law provides that a Director of the Corporation shall not be liable for actions taken in good faith, in a manner he or she reasonably believes to be in the best interests of the Corporation and with the care that an ordinarily prudent person in a like position would use under similar circumstances. In so acting, a Director shall be fully protected in relying in good faith upon the records of the Corporation and upon reports made to the Corporation by persons selected in good faith by the Directors as qualified to make such reports.

         The Articles of Amendment and Restatement provide that the Directors of the Corporation, to the fullest extent permitted by Maryland General Corporation Law and the 1940 Act shall not be liable to the Corporation or its shareholders for damages. As a result, Directors of the Corporation may be immune from liability in certain instances in which they could otherwise be held liable. The Articles and the By-Laws provide that the Corporation will indemnify its Directors, officers, employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Corporation to the fullest extent permitted by applicable law. Nothing in the Articles or the By-Laws protects or indemnifies a Director, officer, employee or agent against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         No series of the Corporation shall be liable for the obligations of any other series.

                               INVESTMENT ADVISER

    (See "Fund organization--Investment adviser" in the Funds' prospectuses.)

         Scudder, Stevens & Clark, Inc., an investment counsel firm, acts as investment adviser to the Funds. This organization is one of the most experienced investment management firms in the U.S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953, Scudder, Stevens & Clark introduced Scudder International Fund, the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries.


         The principal source of the Adviser's income is professional fees received from providing continuous investment advice, and the firm derives no income from brokerage or underwriting of securities. Today, it provides investment counsel for many individuals and institutions, including insurance companies, colleges, industrial corporations, and financial and banking organizations. In addition, it manages Montgomery Street Income Securities, Inc., Scudder California Tax Free Trust, Scudder Cash Investment Trust, Scudder Equity Trust, Scudder Fund, Inc., Scudder Funds Trust, Scudder Global Fund, Inc., Scudder GNMA Fund, Scudder Portfolio Trust, Scudder Institutional Fund, Inc., Scudder International Fund, Inc., Scudder Investment Trust, Scudder Municipal Trust, Scudder Mutual Funds, Inc., Scudder New Asia Fund, Inc., Scudder New Europe Fund, Inc., Scudder Securities Trust, Scudder State Tax Free Trust, Scudder Tax Free Money Fund, Scudder Tax Free Trust, Scudder U.S. Treasury Money Fund, Scudder Variable Life Investment Fund, Scudder World Income Opportunities Fund, Inc., The Argentina Fund, Inc., The Brazil Fund, Inc., The First Iberian Fund, Inc., The Korea Fund, Inc., The Japan Fund, Inc. and The Latin America Dollar Income Fund, Inc. Some of the foregoing companies or trusts have two or more series.


         The Adviser also provides investment advisory services to the mutual funds which comprise the AARP Investment Program from Scudder. The AARP Investment Program from Scudder has assets over $11 billion and includes the AARP Growth Trust, AARP Income Trust, AARP Tax Free Income Trust and AARP Cash Investment Funds.

         The Adviser maintains a large research department, which conducts continual studies of the factors that affect the position of various industries, companies and individual securities. In this work, the Adviser utilizes certain reports and statistics from a wide variety of sources, including brokers and dealers who may execute portfolio transactions for each Fund and for clients of the Adviser, but conclusions are based primarily on investigations and critical analyses by its own research specialists. The Adviser's international investment management team travels the world, researching hundreds of companies.

         Certain investments may be appropriate for a Fund and also for other clients advised by the Adviser. Investment decisions for the Funds and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same date. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund.

         Purchase and sale orders for a Fund may be combined with those of other clients of the Adviser in the interest of achieving the most favorable net results for that Fund.


         The Investment Management Agreements with the Adviser (the "Agreements") for Global Small Company Fund, Global Bond Fund and Emerging Markets Income Fund dated September 3, 1991, September 7, 1993 and October 13, 1993, respectively, were approved by the Directors on September 7, 1994 for Global Small Company Fund and Global Bond Fund, and for Emerging Markets Income Fund, by the initial shareholder on December 29, 1993. Each Agreement will continue in effect until September 30, 1995 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Directors who are not parties to the Agreement or interested persons of the Adviser or the Corporation, cast in person at a meeting called for the purpose of voting on such approval, and by vote either of the Directors or of the outstanding voting securities of the respective Fund. Each Agreement may be terminated at any time without payment of penalty by either party on sixty days written notice, and automatically terminates in the event of its assignment.


         Under each Agreement, the Adviser regularly provides a Fund with continuing investment management for the Fund's portfolio consistent with the Fund's investment objective, policies and restrictions and determines what securities shall be purchased for the portfolio of the Fund, what portfolio securities shall be held or sold by the Fund, and what portion of the Fund's assets shall be held uninvested, subject always to the provisions of the Corporation's Articles of Incorporation and By-Laws, of the 1940 Act and the Internal Revenue Code of 1986 and to the Fund's investment objectives, policies and restrictions, as each may be amended, and subject, further, to such policies and instructions as the Directors may from time to time establish.

         Under each Agreement, the Adviser renders significant administrative services (not otherwise provided by third parties) necessary for the Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Directors and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Fund (such as the Fund's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining the Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring the Fund's operating budget; processing the payment of the Fund's bills; assisting the Fund in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Directors.


         For these services, Global Small Company Fund pays the Adviser an annual fee equal to 1.10% of the average daily net assets of such Fund. Global Bond Fund pays the Adviser an annual fee equal to 0.75 of 1.00% of the first $1 billion of average daily net assets of such Fund and 0.70 of 1.00% of such net assets in excess of $1 billion. Prior to September 7, 1993, Global Bond Fund paid a fee equal to 0.75 of 1.00% of average daily net assets under an Agreement dated March 17, 1992. Emerging Markets Income Fund pays the Adviser a fee equal to 1.00% of the Fund's average daily net assets. The fee is payable monthly, provided each Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. The Adviser has agreed, with respect to Global Bond Fund and Emerging Markets Income Fund, not to impose all or a portion of its management fee and to maintain the annualized expenses of the Fund at not more than 1.00% and 1.50%, respectively, of average daily net assets of each Fund until February 29, 1996. The Adviser retains the ability to be repaid by the Fund if expenses fall below the specified limit prior to the end of the fiscal year. These expense limitation arrangements can decrease the Fund's expenses and improve its performance.

         For the fiscal year ended October 31, 1992, with respect to Global Small Company Fund, the Adviser did not impose a portion of its management fee amounting to $419,993 and the portion imposed amounted to $24,173. For the fiscal year ended October 31, 1993, the Adviser did not impose a portion of its management fee amounting to $494,930 and the portion imposed amounted to $573,589. For the fiscal year ended October 31, 1994, the Adviser did not impose a portion of its management fee amounting to $160,728 and the amount imposed amounted to $2,497,457. For the fiscal year ended October 31, 1992, with respect to Global Bond Fund, the Adviser did not impose a portion of its management fee amounting to $1,693,384 and the portion imposed amounted to $3,787,344. For the fiscal year ended October 31, 1993, the Adviser did not impose a portion of its management fee amounting to $1,221,474 and the portion imposed amounted to $6,856,777. For the fiscal year ended October 31, 1994, the Adviser did not impose a portion of its management fee amounting to $1,176,118 and the portion imposed amounted to $4,625,076. For the fiscal period ended October 31, 1994, with respect to Emerging Markets Income Fund, the Adviser did not impose a portion of its management fee amounting to $364,316 and the portion imposed amounted to $130,294.

         The Adviser pays the compensation and expenses except those of attending Board and committee meetings outside New York, New York and Boston, Massachusetts of all Directors, officers and executive employees of the Corporation affiliated with the Adviser and makes available, without expense to either Fund, the services of such directors, officers and employees as may duly be elected officers, subject to their individual consent to serve and to any limitations imposed by law, and provides the Funds' office space and facilities.

         Under  each  Agreement,  a Fund is  responsible  for  all of its  other expenses including: organization expenses; fees and expenses incurred in connection with membership in investment company organizations; broker's commissions; legal, auditing and accounting expenses; taxes and governmental fees; the fees and expenses of the transfer agent; the cost of preparing share certificates and any other expenses, including clerical expenses of issue, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of the Directors, officers and employees who are not affiliated with the Adviser; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. A Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. Each Fund is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Directors with respect thereto. The custodian agreement provides that the Custodian shall compute each Fund's net asset value. Each Agreement expressly provides that the Adviser shall not be required to pay a pricing agent of a Fund for portfolio pricing services, if any.

         The Adviser has agreed in each Agreement to reimburse a Fund for annual expenses to the extent required by the lowest expense limitations imposed by any states in which the Corporation is at the time offering a Fund's shares for sale, although no payments are required to be made by the Adviser pursuant to this reimbursement provision in excess of the annual fee paid by the Fund to the Adviser. Management has been advised that the lowest of such limitations is presently 2 1/2% of such net assets up to $30 million, 2% of the next $70 million of such net assets and 1 1/2% of such net assets in excess of that amount. Certain expenses such as brokerage commissions, taxes, extraordinary expenses and interest are excluded from such limitations, and other expenses may be excluded from time to time. If reimbursement is required, it will be made as promptly as practicable after the end of the Fund's fiscal year. However, no fee will be imposed by the Adviser during any fiscal year which will cause year-to-date expenses to exceed the cumulative pro-rata expense limitation at the time of such payment.

         Each Agreement also provides that the Corporation and a Fund may use any name derived from the name "Scudder, Stevens & Clark" only as long as the Agreement or any extension, renewal or amendment thereof remains in effect.

         In reviewing the terms of each Agreement and in discussions with the Adviser concerning such Agreement, the Directors who are not "interested persons" of the Corporation have been represented by independent counsel at the relevant Fund's expense.

         Each Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Agreement.

         Officers and employees of the Adviser from time to time may have transactions with various banks, including the Funds' custodian bank. It is the Adviser's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

         None of the officers or Directors may have dealings with the Funds as principals in the purchase or sale of securities, except as individual subscribers or holders of shares of the Funds.

Personal Investments by Employees of the Adviser

     Employees of the Adviser are permitted to make personal securities transactions, subject to requirements and restrictions set forth in the
Adviser's Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Funds. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                                             DIRECTORS AND OFFICERS
                                                                                               Position with
                                                                                               Underwriter,
                                                                                               Scudder Investor
Name and Address                     Position with Fund         Principal Occupation**         Services, Inc.
----------------                     ------------------         ----------------------         --------------
Edmond D. Villani++*#                Chairman of the Board      President and Managing              --
                                     and Director               Director of Scudder, Stevens
                                                                & Clark, Inc.


Nicholas Bratt++*#@                  President-Scudder Global   Managing Director of                --
                                     Bond Fund, Scudder         Scudder, Stevens & Clark,
                                     International Bond Fund,   Inc.
                                     Scudder Global Small
                                     Company Fund and Scudder
                                     Emerging Markets Income
                                     Fund; and Director


Daniel Pierce+*                      Vice President and         Chairman of the Board &        Vice President,
                                     Director                   Managing Director of           Assistant Treasurer and
                                                                Scudder, Stevens & Clark,      Director
                                                                Inc.

Paul Bancroft III                    Director                   Venture Capitalist and              --
1120 Cheston Lane                                               Consultant; Retired,
Queenstown, MD 21658                                            President, Chief Executive
                                                                Officer and Director,
                                                                Bessemer Securities
                                                                Corporation


Sheryle J. Bolton                    Director                   Consultant                          --
560 White Plains Road
Tarrytown, NY 10591


Thomas J. Devine                     Director                   Consultant                          --
641 Lexington Avenue
New York, NY 10022

                                                                                               Position with
                                                                                               Underwriter,
                                                                                               Scudder Investor
Name and Address                     Position with Fund         Principal Occupation**         Services, Inc.
----------------                     ------------------         ----------------------         --------------
William H. Gleysteen, Jr.            Director                   President, The Japan                --
333 East 47th Street                                            Society, Inc. (1989 until
New York, NY 10017                                              present)

William H. Luers                     Director                   President, The Metropolitan         --
993 Fifth Avenue                                                Museum of Art (1986 until
New York, NY 10028                                              present)


Robert G. Stone, Jr.                 Honorary Director          Chairman of the Board &             --
405 Lexington Avenue, 39th Fl.                                  Director, Kirby Corporation
New York, NY 10174


Robert W. Lear                       Honorary Director          Executive-in-Residence              --
429 Silvermine Road                                             Columbia University Graduate
New Canaan, CT 06840                                            School of Business


Carol L. Franklin++                  Vice President-Scudder     Managing Director of                --
                                     Global Small Company Fund  Scudder, Stevens & Clark,
                                                                Inc.



Adam M. Greshin                      Vice President             Principal of Scudder,               --
                                                                Stevens & Clark, Inc.


Jerard K. Hartman++                  Vice President             Managing Director of                --
                                                                Scudder, Stevens & Clark,
                                                                Inc.

William E. Holzer++@                 President-Scudder Global   Managing Director of                --
                                     Fund                       Scudder, Stevens & Clark,
                                                                Inc.

Thomas W. Joseph+                    Vice President             Principal of Scudder,          Vice President,
                                                                Stevens & Clark, Inc.          Treasurer, Assistant
                                                                                               Clerk and Director

David S. Lee+                        Vice President and         Managing Director of           President, Assistant
                                     Assistant Treasurer        Scudder, Stevens & Clark,      Treasurer and Director
                                                                Inc.

Douglas M. Loudon++                  Vice President             Managing Director of           Senior Vice President
                                                                Scudder, Stevens & Clark,
                                                                Inc.

Thomas F. McDonough+                 Vice President and         Principal of Scudder,          Clerk
                                     Secretary                  Stevens & Clark, Inc.


Pamela A. McGrath+                   Vice President and         Managing Director of                --
                                     Treasurer                  Scudder, Stevens &
                                                                Clark, Inc.

                                                                                               Position with
                                                                                               Underwriter,
                                                                                               Scudder Investor
Name and Address                     Position with Fund         Principal Occupation**         Services, Inc.
----------------                     ------------------         ----------------------         --------------
Gerald J. Moran++                    Vice President             Principal of Scudder,               --
                                                                Stevens & Clark, Inc.

Edward J. O'Connell++                Vice President and         Principal of Scudder,          Assistant Treasurer
                                     Assistant Treasurer        Stevens & Clark, Inc.

Juris Padegs++                       Vice President and         Managing Director of           Vice President and
                                     Assistant Secretary        Scudder, Stevens & Clark,      Director
                                                                Inc.

Kathryn L. Quirk++                   Vice President and         Managing Director of           Vice President
                                     Assistant Secretary        Scudder, Stevens & Clark,
                                                                Inc.


M. Isabel Saltzman                   Vice President             Principal of Scudder,               --
                                                                Stevens & Clark, Inc.


Cornelia M. Small++                  Vice President             Managing Director of                --
                                                                Scudder, Stevens & Clark,
                                                                Inc.



Coleen Downs Dinneen+                Assistant Secretary        Vice President of Scudder,     Assistant Clerk
                                                                Stevens & Clark, Inc.

          *         Messrs.  Villani,  Bratt and  Pierce are  considered  by the
                    Corporation   and  its   counsel  to  be  persons   who  are
                    "interested  persons" of the  Adviser or of the  Corporation
                    (within the meaning of the 1940 Act).
          **        Unless otherwise stated, all the Directors and officers have been  associated  with their  respective  companies for more than five years, but not necessarily in the same capacity.
          #         Messrs. Villani and Bratt are members of the Executive Committee, which may exercise powers of the
                    Directors when they are not in session.
          @         The President of a series shall have the status of Vice President of the Corporation.
          +         Address:  Two International Place, Boston, Massachusetts 02110
          ++        Address:  345 Park Avenue, New York, New York 10154

         Certain accounts for which the Adviser acts as investment adviser owned 1,789,144 shares in the aggregate of Global Small Company Fund, or 11.83% of the outstanding shares on January 31, 1995. The Adviser may be deemed to be the beneficial owner of such shares of Global Small Company Fund, but disclaims any beneficial ownership therein.

         Certain accounts for which the Adviser acts as investment adviser owned 886,553 shares in the aggregate of Emerging Markets Income Fund, or 9.69% of the outstanding shares on January 31, 1995. The Adviser may be deemed to be the beneficial owner of such shares of Emerging Markets Income Fund, but disclaims any beneficial ownership of them.

         As of January 31, 1995, 2,858,156 in the aggregate, 6.51% of the outstanding shares of Global Bond Fund, were held in the name of Charles Schwab & Co., Inc., who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

         As of January 31, 1995, 943,578 shares in the aggregate, 10.31% of the outstanding shares of Emerging Markets Income Fund, were held in the name of Charles Schwab & Co., Inc., who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

         As of January 31, 1995 all Directors and officers as a group owned beneficially (as the term is defined in Section 13(d) under the Securities Exchange Act of 1934) 397,904 shares, or 2.63% of the shares of Global Small Company Fund outstanding on such date.

         As of January 31, 1995 all Directors and Officers as a group owned beneficially (as the term is defined in Section 13(d) under the Securities Exchange Act of 1934) less than 1% of the shares of Global Bond Fund outstanding on such date.

         As of January 31, 1995, all the Directors and officers as a group owned beneficially (as the term is defined in Section 13(d) under the Securities Exchange Act of 1934) 2% of the shares of Emerging Markets Income Fund outstanding on such date.


         Except as stated above, to the best of the Corporation's knowledge, as of January 31, 1995, no person owned beneficially more than 5% of each Fund's outstanding shares.


         The Directors and officers of the Corporation also serve in similar capacities with other Scudder Funds.

                                  REMUNERATION


         Several of the officers and Directors of the Corporation may be officers or employees of the Adviser, Scudder Investor Services, Inc., Scudder Service Corporation or Scudder Trust Company, from whom they receive compensation, as a result of which they may be deemed to participate in the fees paid by each Fund. The Funds pay no direct remuneration to any officer of the Corporation. However, each of the Directors who is not affiliated with the Adviser receives from the Corporation an annual Director's fee of $4,000 plus $400 for attending each Directors' meeting, audit committee meeting or meeting held for the purpose of considering arrangements between the Corporation on behalf of a Fund and the Adviser or any of its affiliates. Each unaffiliated Director also receives $150 per committee meeting attended other than those set forth above. For the fiscal year ended October 31, 1994, Directors' fees amounted to $42,934 for Global Small Company Fund, $42,932 for Global Bond Fund. For the fiscal period ended October 31, 1994, such fees amounted to $40,174 for Emerging Markets Income Fund. The following Compensation Table provides in tabular form the following data:



Column (1) All Directors who receive compensation from the Corporation.


Column (2) Aggregate compensation received by a Director from all series of the Corporation - Scudder Global Fund, Inc., which is comprised of Scudder Global Fund, Scudder International Bond Fund, Scudder Global Bond Fund, Scudder Global Small Company Fund and Scudder Emerging Markets Income Fund.


Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Corporation. Scudder Global Fund, Inc. does not pay its Directors such benefits.


Column (5) Total compensation received by a Director from Scudder Global Fund, Scudder International Bond Fund, Scudder Global Bond Fund, Scudder Global Small Company Fund and Scudder Emerging Markets Income Fund, plus compensation received from all funds managed by Scudder for which a Director serves. The total number of funds from which a Director receives such compensation is also provided in column (5).

                                                    Compensation Table
                                           for the year ended December 31, 1994

=========================================================================================================================
            (1)                           (2)                      (3)                 (4)                  (5)
                                                                Pension or                          Total Compensation
                                                                Retirement                          From Scudder Global
                                                             Benefits Accrued   Estimated Annual    Fund, Inc. and Fund
      Name of Person,         Aggregate Compensation from    As Part of Fund      Benefits Upon       Complex Paid to
         Position             Scudder Global Fund, Inc.*         Expenses          Retirement            Director
=========================================================================================================================
    Paul Bancroft III,                  $45,663                    N/A                 N/A               $ 120,238
         Director                                                                                       (14 funds)

     Thomas J. Devine,                  $45,663                    N/A                 N/A               $ 115,656
         Director                                                                                       (16 funds)

William H. Gleysteen, Jr.,              $45,313                   $3,804             $3,000              $ 110,213
         Director                                                                                       (12 funds)

     William H. Luers,                  $45,313                    N/A                 N/A               $ 83,713
         Director                                                                                       (10 funds)

   Robert G. Stone, Jr.,                $45,663                   $6,289             $6,000              $ 134,438
         Director                                                                                       (15 funds)


*        Scudder Global Fund, Inc. consists of five Funds:  Scudder Global Fund, Scudder International Bond Fund,
Scudder Global Bond Fund, Scudder Global Small Company Fund and Scudder Emerging Markets Income Fund.


                                   DISTRIBUTOR

         The Corporation has an underwriting agreement with Scudder Investor Services, Inc. (the "Distributor"), a Massachusetts corporation, which is a wholly-owned subsidiary of Scudder, Stevens & Clark, Inc., a Delaware corporation. The Corporation's underwriting agreement dated July 24, 1986 will remain in effect until September 30, 1994 and from year to year thereafter only if its continuance is approved annually by a majority of the members of the Directors who are not parties to such agreement or interested persons of any such party and by vote either of a majority of the Directors or a majority of the outstanding voting securities of the Corporation. The underwriting agreement was most recently approved by the Directors on September 8, 1994.

         Under the principal underwriting agreement, the Corporation is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of the Corporation's registration statement and prospectus and any amendments and supplements thereto, the registration and qualification of shares for sale in the various states, including registering the Corporation as a broker/dealer in various states as required; the fees and expenses of preparing, printing and mailing prospectuses (see below for expenses relating to prospectuses paid by the Distributor), notices, proxy statements, reports or other communications (including newsletters) to shareholders of each Fund; the cost of printing and mailing confirmations of purchases of shares and the prospectuses accompanying such confirmations; any issue taxes or any initial transfer taxes; any of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and any of the cost of computer terminals used by both the Corporation and the Distributor.

         The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of Fund shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of each Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, any of the cost of toll-free telephone service and expenses of service representatives, any of the cost of computer terminals, and of any activity which is primarily intended to result in the sale of shares issued by the Corporation.

NOTE: Although no Fund currently has a 12b-1 Plan and shareholder approval would be required in order to adopt one, the underwriting agreement provides that each Fund will also pay those fees and expenses permitted to be paid or assumed by a Fund pursuant to a 12b-1 Plan, if any, adopted by the Fund, notwithstanding any other provision to the contrary in the underwriting agreement, and the Fund or a third party will pay those fees and expenses not specifically allocated to the Distributor in the underwriting agreement.

         As agent, the Distributor currently offers each Fund's shares on a continuous basis to investors in all states. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of the Corporation.

                                      TAXES

   (See "Distribution and performance information--Dividends and capital gains distributions" and "Transaction information--Tax information,
             Tax identification number" in the Funds' prospectuses.)

         Each of the Funds has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and has qualified as such since its inception. Each Fund intends to continue to qualify for such treatment. Such qualification does not involve governmental supervision or management of investment practices or policy.


         As a regulated investment company qualifying under Subchapter M of the Code, each Fund is required to distribute to its shareholders at least 90% of its investment company taxable income (including net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code. Global Small Company Fund, Global Bond Fund and Emerging Markets Income Fund normally intend to distribute at least annually all of their respective investment company taxable income and net realized capital gains and therefore do not expect to pay federal income tax, although in certain circumstances the Funds may determine that it is in the interest of shareholders to distribute less than that amount.


         Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires each Fund to distribute to shareholders during a calendar year an amount equal to at least 98% of the Fund's ordinary income for the calendar year, at least 98% of the excess of its capital gains over capital losses
(adjusted for certain ordinary losses) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.


         Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses, if any. Net realized capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the Fund. As of October 31, 1994, Global Bond Fund had a net tax basis capital loss carryforward of approximately $747,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2002, the expiration date, whichever occurs first.


         If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by a Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim a relative share of federal income taxes paid by the Fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis of Fund shares by the difference between a pro rata share of such gains owned and the individual tax credit. If a Fund makes this election, it may not be treated as having met the excise tax distribution requirement.

         Distributions of investment company taxable income are taxable to shareholders as ordinary income.

         Dividends from domestic corporations are expected to comprise some portion of Global Small Company Fund's gross income. To the extent that such dividends constitute any of the Fund's gross income, any of the income distributions of the Fund may be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent that either the Fund shares, or the underlying shares of stock held by the Fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholders or the Fund, as the case may be, for less than 46 days.


         Since no portion  of  Emerging  Markets  Income  Fund's or Global  Bond
Fund's income is expected to be comprised of dividends from domestic corporations, none of the Fund's income distributions is expected to be eligible for the deduction for dividends received by corporations.


         Distributions of the excess of net long-term capital gains over net short-term capital losses which a Fund designates as "capital gains dividends" are taxable to shareholders as long-term capital gains, regardless of the length of time the shares of a Fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

         Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

         All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Scudder fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

         An individual may make a deductible IRA contribution of up to $2,000 or, if less, the amount of the individual's earned income for any taxable year only if (i) neither the individual nor his or her spouse (unless filing separate returns) is an active participant in an employer's retirement plan, or (ii) the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($40,050 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $40,050 and $50,000; $25,050 for a single individual, with a phase-out for adjusted gross income between $25,050 and $35,000). However, an individual not permitted to make a deductible contribution to an IRA for any such taxable year may nonetheless make nondeductible contributions up to $2,000 to an IRA (up to $2,250 to IRAs for an individual and his or her nonearning spouse) for that year. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, annual contributions may be made to a spousal IRA even if the spouse has earnings in a given year if the spouse elects to be treated as having no earnings (for IRA contribution purposes) for the year.

         Distributions by a Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

         Dividend and interest income received by a Fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

         Global Small Company Fund intends to qualify for and may make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). The Fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities in foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.

         If Global Small Company Fund invests in stock of certain foreign investment companies, the Fund may be subject to U.S. federal income taxation on any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.

         Proposed regulations have been issued which will allow Global Small Company Fund to make an election to mark to market its shares of these foreign investment companies in lieu of being taxed in the manner described above. At the end of each taxable year to which the election applies, the Fund will include in its income the amount by which the fair market value of the foreign company's stock exceeds the Fund's adjusted basis in these shares. No mark to market losses may be recognized. Distributions and gain on dispositions of such stock will not be subject to a fund level tax to the extent distributed by the Fund as a dividend to its shareholders. The Fund intends to make this election if it is determined to be appropriate and in the best interest of the shareholders.

         Equity options (including options on stock and options on narrow-based stock indices) written or purchased by Global Small Company Fund and over-the-counter options on debt securities written or purchased by either Fund will be subject to tax under Section 1234 of the Code. In general, no loss is recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend in the case of a lapse or sale of the option on a Fund's holding period for the option and in the case of an exercise of the option on a Fund's holding period for the underlying stock. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or substantially identical security in a Fund's portfolio. If a Fund writes a put or call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option written by the Fund is exercised any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying security. The exercise of a put option written by a Fund is not a taxable transaction for the Fund.

         Many futures contracts (including foreign currency futures contracts) entered into by a Fund, certain forward foreign currency contracts, and all listed nonequity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a Fund's fiscal year, all outstanding Section 1256 positions will be marked-to-market (i.e. treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund's portfolio. Under Section 988 of the Code, discussed below, foreign currency gains or loss from foreign currency related forward contracts, certain futures and similar financial instruments entered into or acquired by a Fund will be treated as ordinary income or loss.

         Subchapter M requires that a Fund realize less than 30% of its annual gross income from the sale or other disposition of stock, securities and certain options, futures and forward contracts held for less than three months. A Fund's


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

options, futures and forward transactions may increase the amount of gains realized by the Fund that are subject to this 30% limitation. Accordingly, the amount of such transactions that a Fund may undertake may be limited.

         Positions of Global Small Company Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock written by the Fund.

         Positions of a Fund which consist of at least one position not governed by Section 1256 and at least one futures contract or forward contract or nonequity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of
Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor its transactions in options and futures and may make certain tax elections in connection with these investments.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time a Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

         If Global Small Company Fund invests in certain high yield original issue discount obligations issued by corporations, any of the original issue discount accruing on the obligation may be eligible for the deduction for dividends received by corporations. In such event, dividends of investment company taxable income received from the Fund by its corporate shareholders, to the extent attributable to such portion of accrued original issue discount, may be eligible for this deduction for dividends received by corporations if so designated by the Fund in a written notice to shareholders.

         A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to a Fund each year, even though a Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of a Fund which must be distributed to shareholders in order to maintain the qualification of a Fund as a regulated investment company and to avoid federal income tax at the level of a Fund. Shareholders will be subject to income tax on such original issue discount, whether or not they elect to receive their distributions in cash.

         Subchapter M requires that a Fund realize less than 30% of its annual gross income from the sale or other disposition of stock, securities and certain options, futures and forward contracts held for less than three months. Options, futures and forward activities of a Fund may increase the amount of gains realized by the Fund that are subject to the 30% limitation. Accordingly, the amount of such activities that a Fund may engage in may be limited.

         Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock written by the Fund.

         Positions of a Fund which consist of at least one position not governed by Section 1256 and at least one futures or forward contract or nonequity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor its transactions in options and futures and may make certain tax elections in connection with these investments.

         If a Fund invests in stock of certain passive foreign investment companies, that Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of a Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in a Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.

         Proposed regulations have been issued which may allow a Fund to make an election to mark to market its shares of these foreign investment companies in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, a Fund would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds the Fund's adjusted basis in these shares. No mark to market losses may be recognized. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income which is not subject to a fund level tax when distributed to shareholders as a dividend. Alternatively, a Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.

         Each Fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if a Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

         Shareholders of each Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

         Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Corporation issues to each shareholder a statement of the federal income tax status of all distributions.

         The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

         Dividend and interest income received by a Fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains respecting investments by foreign investors.

         Shareholders should consult their tax advisers about the application of the provisions of tax law described in this statement of additional information in light of their particular tax situations.

                             PORTFOLIO TRANSACTIONS

    (See "Fund organization--Investment adviser" in the Funds' prospectuses)

Brokerage

         To the maximum extent feasible the Adviser places orders for portfolio transactions through the Distributor which in turn places orders on behalf of a Fund with other brokers and dealers. The Distributor receives no commission, fees or other remuneration from the Funds for this service. Allocation of brokerage is supervised by the Adviser.

         Purchases and sales of fixed-income securities are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. These transactions do, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter. Portfolio transactions in debt securities may also be placed on an agency basis, with a commission being charged.

         The primary objective of the Adviser in placing orders for the purchase and sale of securities for each Fund's portfolio is to obtain the most favorable net results, taking into account such factors as price, commission (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others, if available. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

         When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with broker/dealers who supply market quotations to the Funds' custodian for appraisal purposes, or who supply research, market and statistical information to the Funds or the Adviser. The term "research, market and statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is not authorized when placing portfolio transactions for a Fund to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for executing the same transaction solely on account of the receipt of research, market or statistical information. The Adviser does not place orders with brokers or dealers on the basis that the broker or dealer has or has not sold a Fund's shares. Subject also to obtaining the most favorable net results, the Adviser may place brokerage transactions through the Custodian and a credit against the custodian fee due, equal to one-half of the commission on any such transaction will be given on any such transaction. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

         Although certain research, market and statistical information from brokers and dealers can be useful to the Funds and to the Adviser, it is the opinion of the Adviser that such information will only supplement its own research effort since the information must still be analyzed, weighed, and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Funds, and not all such information is used by the Adviser in connection with the Funds. Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Funds.

         In the fiscal years ended October 31, 1994, 1993 and 1992, Global Small Company Fund paid brokerage commissions of $730,119, $507,871 and $214,903, respectively. In the fiscal year ended October 31, 1994, the Fund paid brokerage commissions of $489,523 (67.04% of the total brokerage commissions), resulting from orders placed, consistent with the policy of seeking to obtain the most favorable net results, for transactions placed with brokers and dealers who provided supplementary research, market and statistical information to the Corporation or Adviser. The amount of such transactions aggregated $149,363,282 (59.81% of all brokerage transactions). The balance of such brokerage was not allocated to any particular broker or dealer or with regard to the above-mentioned or any other special factors.


         Under its prior investment objective, in the fiscal year ended October 31, 1994, Global Bond Fund paid brokerage commissions of $357,605, which was not allocated to any particular broker or dealer or with regard to the above mentioned or any other special factors. In the fiscal years ended October 31, 1993 and 1992, Global Bond Fund paid no brokerage commissions. For the fiscal period ended October 31, 1994, Emerging Markets Income Fund paid no brokerage commissions.


         The Directors intend to review from time to time whether the recapture for the benefit of a Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable.

Portfolio Turnover


         Each Fund's average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. Purchases and sales are made for a Fund's portfolio whenever necessary, in management's opinion, to meet the Fund's objective. Under its prior investment objective, Global Bond Fund's portfolio turnover rates for the fiscal years ended October 31, 1994 and 1993 were 272.4% and 259.8%, respectively. Global Small Company Fund's portfolio turnover rates for the fiscal years ended October 31, 1994 and 1993 were 45.8% and 54.6%, respectively. Emerging Markets Income Fund's portfolio turnover rate for the fiscal period ended October 31, 1994 was 181%.

         Economic and market conditions have necessitated more active trading, resulting in a higher portfolio turnover rate for Global Bond Fund and Emerging Markets Income Fund. A higher rate involves greater transaction costs to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed.


                                 NET ASSET VALUE

         The net asset value of shares of each Fund is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Net asset value per share is determined by dividing the value of the total assets of a Fund, less all liabilities, by the total number of shares outstanding.

         An exchange-traded equity security is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). Lacking a Calculated Mean, the security is valued at the most recent bid quotation. An equity security which is traded on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system is valued at its most recent sale price. Lacking any sales, the security is valued at the high or "inside" bid quotation. The value of an equity security not quoted on the NASDAQ System, but traded in another over-the-counter market, is its most recent sale price. Lacking any sales, the security is valued at the Calculated Mean. Lacking a Calculated Mean, the security is valued at the most recent bid quotation.

         Debt securities, other than short-term securities, are valued at prices supplied by each Fund's pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Short-term securities with remaining maturities of sixty days or less are valued by the amortized cost method, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the Adviser may calculate the price of that debt security, subject to limitations established by the Board.

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

         An exchange traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate.

         If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

         If, in the opinion of each Fund's Valuation Committee, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by the Fund is determined in a manner which, in the discretion of the Valuation Committee most fairly reflects fair market value of the property on the valuation date.

         Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

                             ADDITIONAL INFORMATION

Experts

         The Financial Highlights of each Fund included in each Fund's Prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Coopers & Lybrand L.L.P., One Post Office Square, Boston, MA 02109, independent accountants, given on the authority of that firm as experts in accounting and auditing.

Other Information

         Many of the investment changes in a Fund will be made at prices different from those prevailing at the time such changes may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Adviser in light of the investment objectives and policies of each Fund, and such factors as its other portfolio holdings and tax considerations should not be construed as recommendations for similar action by other investors.

         The CUSIP number of Global Small Company Fund is 811150-40-8.


         The CUSIP number for Global Bond Fund is 811150-30-9.


         The CUSIP number for Emerging Markets Income Fund is 811150-50-7.

         Each Fund's fiscal year end is October 31.

         The law firm of Dechert Price & Rhoads is counsel for the Funds.

         Costs of $51,807 incurred by Global Small Company Fund in conjunction with its organization are amortized over the five year period beginning September 10, 1991.


         Costs of $58,530 incurred by Global Bond Fund in conjunction with its organization are amortized over the five year period beginning March 1, 1991.


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

         Costs of $76,595.28 incurred by Emerging Markets Income Fund in conjunction with its organization are amortized over the five year period beginning December 31, 1993.

         Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is employed as custodian for the Funds. Brown Brothers Harriman & Co. has entered into agreements with foreign subcustodians approved by the Directors of the Corporation pursuant to Rule 17f-5 of the Investment Company Act.


         Scudder Service Corporation, P.O. Box 2291, Boston, Massachusetts 02107-2291, a wholly-owned subsidiary of the Adviser, is the transfer and dividend paying agent for the Funds. Scudder Service Corporation also serves as shareholder service agent and provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. Global Small Company Fund pays Scudder Service Corporation an annual fee of $17.55 for each account maintained for a participant. Global Bond Fund pays Scudder Service Corporation an annual fee of $25 for each account maintained for a participant. Emerging Markets Income Fund pays Scudder Service Corporation an annual fee of $20.40 for each account maintained for a participant. Scudder Service Corporation charged Global Small Company Fund aggregate fees of $596,637 during the Fund's last fiscal year. Scudder Service Corporation charged Global Bond Fund aggregate fees of $1,083,858 during the Fund's last fiscal year. Scudder Service Corporation charged Emerging Markets Income Fund an aggregate fee of $188,557 during the Fund's last fiscal period.


         The Directors of the Corporation have considered the appropriateness of using this combined Statement of Additional Information for the Funds. There is a possibility that a Fund might become liable for any misstatement, inaccuracy, or incomplete disclosure in this Statement of Additional Information concerning the other Fund.

         The Funds' prospectuses and this combined Statement of Additional Information omit certain information contained in the Registration Statement which the Corporation has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to each Fund and the securities offered hereby. This Registration Statement is available for inspection by the public at the SEC in Washington, D.C.

                              FINANCIAL STATEMENTS

Global Small Company Fund

         The financial statements, including the Investment Portfolio of Global Small Company Fund, together with the Report of Independent Accountants, and Financial Highlights, are incorporated by reference and attached hereto on pages 11 through 29, inclusive, in the Annual Report to Shareholders of the Fund dated October 31, 1994, and are deemed to be a part of this Statement of Additional Information.


Global Bond Fund

         The financial statements, including the Investment Portfolio of Scudder Short Term Global Income Fund, together with the Report of Independent Accountants, and Financial Highlights, are incorporated by reference and attached hereto on pages 9 through 26, inclusive, in the Annual Report to Shareholders of the Fund dated October 31, 1994, and are deemed to be a part of this Statement of Additional Information.


Emerging Markets Income Fund

         The financial statements, including the Investment Portfolio of Emerging Markets Income Fund, together with the Report of Independent Accountants, and Financial Highlights, are incorporated by reference and attached hereto on pages 11 through 24, inclusive, in the Annual Report to Shareholders of the Fund dated October 31, 1994, and are deemed to be a part of this Statement of Additional Information.

                                    APPENDIX

         The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds.

Ratings of Municipal and Corporate Bonds

         S&P:

         Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

         Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Moody's:

         Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

Scudder
Global Small
Company Fund

Annual Report
October 31, 1994

* For investors seeking above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world.

* A pure no-load(tm) fund with no commissions to buy, sell, or exchange shares.

SCUDDER GLOBAL SMALL COMPANY FUND
--------------------------------------------------------------------------------

CONTENTS

2    Highlights

3    Letter from the Fund's Chairman

4    Performance Update

5    Portfolio Summary

6    Portfolio Management Discussion

11   Investment Portfolio

19   Financial Statements

22   Financial Highlights

23   Notes to Financial Statements

29   Report of Independent Accountants

30   Tax Information

33   Officers and Directors

34   Investment Products and Services

35   How to Contact Scudder

HIGHLIGHTS

* Scudder Global Small Company Fund produced a positive total return of 2.80% for the fiscal year ended October 31, 1994, in spite of challenging investment conditions.

* The Fund's 12-month total return was enhanced by a weak U.S. dollar relative to a number of foreign currencies, namely the Japanese yen and the German mark.

* SAP AG, the Fund's top holding, appreciated a remarkable 232% during the year.

* Morningstar, an independent analyst of mutual funds, recently awarded your Fund a **** rating (out of a possible five stars) for the three-year period ended September 30, 1994. Morningstar proprietary ratings reflect historical risk-adjusted performance. The ratings are subject to change every month. Morningstar ratings are calculated from the Fund's three-year average annual return with appropriate fee adjustments and a risk factor that reflects fund performance relative to three-month Treasury bill monthly returns. No more than 22.5% of the funds in an investment category receive four stars (only ten percent receive five stars). Past performance is no guarantee of future results.

LETTER FROM THE FUND'S CHAIRMAN
--------------------------------------------------------------------------------

Dear Shareholders,

     The combination of modest global economic growth and low inflation caused stock prices to move higher in the summer months, and many of the smaller European markets were up sharply after performing poorly in the first half of the year. Yet the financial community continues to cast a wary eye on the prospects for inflation and is taking its cues to a large extent from central bank activity and the direction of interest rates.

     We expect higher interest rates to limit economic growth in the United States to a more sustainable pace. The U.S. economy may receive some help from increased exports in 1995, aided by recoveries in Europe and Japan, and corporate earnings in related industries should improve as a result. Global economic expansion is also expected to continue at a moderate overall pace. But the upward pressure on interest rates should continue due in part to the relative scarcity of capital available to invest in economies and financial markets. As a result, the world's stock markets are likely to remain volatile in the near term.

     If you have questions about your Fund or your investments, contact a Scudder Investor Information representative at 1-800-225-2470. Page 35 provides more information on how to contact Scudder. Thank you for choosing Scudder Global Small Company Fund to help meet your investment needs.

     We would also like to take this opportunity to announce that on October 10, 1994, in keeping with our pioneering tradition in international investing, we introduced Scudder Greater Europe Growth Fund, a pure no-load mutual fund, designed to invest both in Western and Eastern Europe. For more information about Scudder Greater Europe Growth Fund and other investment products and services, see page 34.

                                   Sincerely,

                                   /s/Edmond D. Villani
                                   Edmond D. Villani
                                   Chairman,
                                   Scudder Global Small Company Fund

Scudder Global Small Company Fund
Performance Update as of October 31, 1994
-----------------------------------------------------------------
Growth of a $10,000 Investment
------------------------------------------------------------------
Scudder Global Small Company Fund
----------------------------------------
                     Total Return
  Period   Growth    -------------
   Ended     of                Average
 10/31/94  $10,000  Cumulative  Annual
--------- -------  ----------  -------
1 Year    $10,280     2.80%     2.80%
Life of
Fund*     $14,067    40.67%    11.49%

MSCI World Index
--------------------------------------
                     Total Return
  Period   Growth    -------------
   Ended     of               Average
10/31/94  $10,000  Cumulative  Annual
--------- -------  ----------  -------
1 Year    $10,765     7.65%     7.65%
Life of
Fund*     $13,163    31.63%     9.33%

* The Fund commenced operations on
September 10, 1991.  Index comparisons
begin September 30, 1991.

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Scudder Global Small Company Fund
Year            Amount
--------------------
9/91*           10000
10/91           9770
4/92            10107
10/92           9894
4/93            11558
10/93           13459
4/94            13496
10/94           13837

MSCI World Index
Year            Amount
--------------------
9/91*           10000
10/91           10159
4/92            9696
10/92           9628
4/93            11213
10/93           12228
4/94            12542
10/94           13163

The Morgan Stanley Capital International (MSCI) World
Index is an unmanaged capitalization-weighted measure of global stock markets including the U.S., Canada, Europe, Australia, and the Far East. Index returns assume dividends reinvested net of withholding tax and, unlike
Fund returns, do not reflect any fees or expenses.


-----------------------------------------------------------------
Returns and Per Share Information
-------------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly Periods ended October 31
----------------------------------

                        1991*   1992    1993    1994
                     -------------------------------------------------------------------------------
Net Asset Value....  $11.92  $12.05  $16.14  $16.27
Income Dividends...  $   --  $  .02  $  .07  $  .18
Capital Gains
Distributions......  $   --  $   --  $  .12  $  .15
Fund Total
Return (%).........    -.67    1.26   36.04    2.80
Index Total
Return (%).........    1.59   -5.23   27.01    7.65

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the average annual total return for the one year and life of Fund would have been approximately 2.74% and 10.86%, respectively.

Scudder Global Small Company Fund
Portfolio Summary as of October 31, 1994
---------------------------------------------------------------------------
Geographical (Excludes 10% Cash Equivalents)
---------------------------------------------------------------------------

U.S. & Canada   28%          The Fund continues to blend small
Europe          26%          company stock investments from the
Japan           21%          world's established markets with
Pacific Basin   17%          those from developing markets.
Latin America    8%
               ----
               100%
               ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
Sectors (Excludes 10% Cash Equivalents)
--------------------------------------------------------------------------

Technology              14%     During the year, price appreciation
Consumer Discretionary  11%     of technology stocks boosted the
Consumer Staples        11%     Fund's exposure to the technology
Financial               11%     sector.
Manufacturing           11%
Durables                10%
Services Industries      7%
Transportation           5%
Health                   5%
Other                   15%
                       ----
                       100%
                       ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------
 1. SAP AG
     German computer software manufacturer
 2. Atmel Corp.
     U.S. developer and manufacturer of integrated circuits
 3. Tibbett and Britten Group PLC
     British transportation services for manufacturing and retail industries
 4. Allegheny Ludlum Corp.
     Major U.S. stainless steel manufacturer
 5. Thomas Nelson, Inc.
     U.S. publisher
 6. Shohkoh Fund & Co., Ltd.
     Japanese finance company for small and medium size firms
 7. Nichiei Co., Ltd.
     Japanese finance company for small and medium size firms
 8. Companhia Cervejaria Brahma
     Leading Brazilian beer producer and distributor
 9. Bank of Ireland PLC
     Bank
10. Takuma Co., Ltd.
     Leading Japanese maker of boilers, garbage incinerators and water treatment plants

SAP AG, which has established itself as a leader in software applications, was the Fund's largest holding for much of the fiscal year.

For more complete details about the Fund's Investment Portfolio, see page 11.
A monthly Investment Portfolio Summary is available upon request.

SCUDDER GLOBAL SMALL COMPANY FUND
PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

Dear Shareholders,

     For the fiscal year ended October 31, 1994, Scudder Global Small Company Fund posted a total return of 2.80%, reflecting an increase in share price from $16.14 a year ago to $16.27 at the end of the period. Included in your Fund's 12-month return are distributions totaling $0.33 per share ($0.18 in income dividends and $0.15 in capital gains). For the same period, the unmanaged Morgan Stanley Capital International (MSCI) World Index produced a total return of 7.65%. The MSCI World Index is composed of stocks of the world's largest companies, whereas your Fund concentrates on small-company stocks. Stocks of larger companies tend to fare better than their small-company counterparts during times of economic and financial uncertainty, as was the case in early 1994. But several Fund holdings that were bruised earlier this year have since recovered significantly. The Fund's total return for the period's final quarter (4.23% versus 3.09% for the index) reflects not only better absolute performance, but better relative performance as well.

                Interest Rates Rise in the Face of Global Growth

     Over the past fiscal year, rising interest rates, a weakening dollar, and a shrinking supply of global capital for investment roiled financial markets. Japan's economy remained in recession, but Europe pulled out of its longest slump since World War II. Here in the United States, the pace of economic growth increased. Meanwhile, emerging economies, particularly those in Southeast Asia, continued to grow at a rapid pace. With global economic activity on the rise, investors are wary of accelerating inflation, which has dampened enthusiasm for financial investments. In reality, however, inflation has remained relatively quiescent despite global growth. While we expect to see prices of certain commodities rise, corporate efforts to improve productivity, the development of new technologies, and increased competition stemming from globalization may limit the extent to which these increases filter through to the broader economy.

     Unlike the European recovery, Japan's recovery has been slow in coming. We believe improvement is likely to arrive via domestic consumption (in contrast to Europe's primarily export-driven recovery), as the constrained Japanese consumer gets a boost from lower taxes and market deregulation. Hampering growth, however, is the strength of the yen, which has undermined the global competitiveness of Japan's manufacturing sector.

PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

Japanese manufacturers continue to move their production overseas to more affordable locations, especially neighboring Asian nations such as China, Malaysia, and Indonesia. But the flip side of a strong yen is much cheaper imports. Coupled with recent tax cuts and pent-up consumer demand for value, imported goods continue to penetrate the Japanese market.

     Throughout the fiscal year, Japan maintained a prominent presence in the portfolio, its weighting rising to a high of 26% in July. By the fiscal year's end, however, we had reduced the Fund's Japanese position to 21% of the equity portfolio, due in part to Japan's continued reluctance to recycle its vast pool of savings sooner to capital-hungry global markets. In addition, consumer purchases have yet to escalate dramatically despite lower-cost imports, consequently preventing economic recovery from taking a firm hold. Against this backdrop, we varied the Fund's array of Japanese small-stock holdings to include specialty industrial companies such as Takuma Co. (1.5% of the equity portfolio). Takuma is a leading manufacturer of boilers, garbage incinerators, and water treatment plants, and we believe is in an excellent position to benefit from any improvement in global economic growth. Such additions join several rewarding Japanese investments in the finance sector, including Nichiei Co., a Japanese finance company for small- and medium-size firms.

                 Individual Stock Selection Drives Performance

     The performance of the Fund's U.S. holdings was mixed. Outstanding returns generated by semiconductor stocks--Atmel (+168%), Microchip Technology (+120%), and Maxim Integrated Products (+66%)--were partially offset by the relatively poor performance of financial stocks, notably First Colony (-24%) and W.R. Berkley (-6%). First Colony, the second largest position in the portfolio at the beginning of the fiscal year, is an insurance holding company specializing in annuity products. W.R. Berkley is a well-run insurance company that has, like its peers, endured a long, difficult period for the industry. As a group, small U.S. stocks with high growth rates underperformed during the past 12 months, although they bounced back in the final months of the fiscal year.

SCUDDER GLOBAL SMALL COMPANY FUND
--------------------------------------------------------------------------------

     Technology was the most dynamic sector during the year, constituting 14% of the equity portfolio at the end of the period versus 6% a year earlier. Price appreciation--not new investments--was the primary driver behind the Fund's growing exposure to technology. Gains were driven by dramatic earnings increases in the semiconductor stocks noted above together with a whopping 232% increase in your Fund's largest holding, SAP, the German software producer. This company has established itself as the dominant supplier of software applications packages for major corporations employing client-server technology. As companies allocate more of their capital spending to technology, the integration and reliability of SAP's programs should have increasing appeal, evidenced by SAP's revenue growth rate of 66% in the first nine months of their fiscal year.

     Investments in the smaller emerging markets, particularly those in Latin America and the Pacific Basin, continue to play a major role in the portfolio. Our approach here has been to consolidate holdings and realign positions by replacing some consumer-oriented companies with companies whose earnings stand to benefit as strong global economic expansion continues, such as steel producers Usaminas in Brazil and Hylsamex in Mexico. While we have pared back our exposure to some areas, particularly Hong Kong and Mexico, we think numerous opportunities still exist in these regions.

     Despite the gyrations of equity and currency markets during the year, the core of your portfolio has remained stable. However, several companies were added to the top 10 list. Two of these stocks earned their way to the top tier through strong performance, thanks to strong profit growth:
Brahma, the largest brewery in Brazil; and Shohkoh Fund, a small- and medium-size business finance fund in Japan. These stocks rose 88% and 58%, respectively, for the period under review. A third, Allegheny Ludlum, is a special situation. A survivor in American stainless steel production, the company has strong earnings prospects.

                    Currencies Work to the Fund's Advantage

     While currency fluctuation should have little impact on the long-term performance of stock investments, it can have a significant effect on

PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

short-term performance. As with any global portfolio invested in securities outside the United States this year, changes in currency rates have had a direct impact on the dollar value of your Fund. As illustrated in the following table, recent dollar weakness benefited U.S. investors in foreign stocks during the 12 months ended October 31, 1994.

                             Market Change in         Market Change in
        Markets               Local Currency            U.S. Dollars
        --------             ---------------           -------------
     United Kingdom                -1.9%                    6.9%
     Japan                         -2.4%                    9.2%
     Germany                       -1.6%                    9.6%
     Malaysia                      -5.1%                   -5.0%

     Because the currencies of several Far Eastern markets (excluding Japan) are in essence linked to the U.S. dollar, global currency fluctuations have a more limited impact on the dollar-adjusted returns in those markets than in European markets, for example.

     It is also worth noting that during the year we put defensive hedging strategies to work, effectively converting much of the Fund's exposure to Japanese yen into U.S. dollars. We are convinced the yen is overvalued relative to the U.S. dollar and due for a decline, and these strategies are intended to limit currency-related price fluctuations in the Fund's Japanese holdings. If the yen strengthens further in the near term, we plan to increase the hedge.

                                    Outlook

     Looking ahead to 1995, we believe the pace of global growth will continue to rise modestly, and that further interest-rate increases are likely. Higher interest rates, of course, will test stock valuations. Income investments with increasingly higher yields may compete for investors' affections. In this environment, we will maintain a strategic focus on growth opportunities in the developing world and look for ways to

SCUDDER GLOBAL SMALL COMPANY FUND
--------------------------------------------------------------------------------

take advantage of the economic recovery underway in Europe. We are also increasing investments in the energy arena, scouring the globe for small energy companies with exciting prospects. As always, our selective stock-by-stock approach is the mainstay of our investment process, and we remain committed to putting more money behind individual stocks of those companies in which our analysts have the greatest confidence, regardless of location.

               Sincerely,

               Your Portfolio Management Team

               /s/Gerald J. Moran            /s/Elizabeth J. Allan
               Gerald J. Moran               Elizabeth J. Allan

               /s/Carol L. Franklin          /s/Joan R. Gregory
               Carol L. Franklin             Joan R. Gregory

                       Scudder Global Small Company Fund:
                          A Team Approach to Investing

     Scudder Global Small Company Fund is run by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

     Lead Portfolio Manager Gerald J. Moran has set Scudder Global Small Company Fund's investment strategy and overseen its daily operation since the Fund was introduced in 1991. Gerry joined Scudder's equity research and management area in 1968 as an analyst and has focused on small company stocks since 1982. Gerry has been a portfolio manager since 1985. Elizabeth Allan, Portfolio Manager, who joined the team in 1994, concentrates on the Fund's Pacific Basin investments. Elizabeth, who has been a portfolio manager at Scudder since 1991, joined the firm in 1987 as a member of the portfolio management team of a Scudder closed-end mutual fund concentrating its investments in Asia. Carol L. Franklin, Portfolio Manager, contributes expertise on the Fund's European investments, a role she has filled since the Fund commenced operations. Carol has worked on international equity investing as a portfolio manager at Scudder since 1981. Joan Gregory, Portfolio Manager, joined the team in 1994 and focuses on stock selection, a role she has played since she joined Scudder in 1992. Ms. Gregory has been involved with investment in global and international stocks as an assistant portfolio manager since 1989.

                                                                INVESTMENT PORTFOLIO  as of October 31, 1994
--------------------------------------------------------------------------------------------------------------------------

                            % of        Principal                                                                 Market
                          Portfolio     Amount ($)                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------------
                             4.3%       REPURCHASE AGREEMENT
                                        ----------------------------------------------------------------------------------
                                        11,211,000    Repurchase Agreement with Donaldson,
                                                        Lufkin & Jenrette dated 10/31/94 at 4.77%,
                                                        to be repurchased at $11,212,485 on 11/1/94,
                                                        collateralized by a $10,914,000, U.S. Treasury
                                                        Note, 8.5%, 4/15/97 (Cost $11,211,000) . . . . . .      11,211,000
                                                                                                                ----------
                             5.7%       COMMERCIAL PAPER
                                        ----------------------------------------------------------------------------------
                                         5,001,000    American Express Credit Corp., 4.82%, 11/18/94 . . .       5,001,000
                                        10,000,000    American Express Credit Corp., 4.9%, 11/28/94  . . .      10,000,000
                                                                                                                ----------
                                                      TOTAL COMMERCIAL PAPER (Cost $15,001,000)  . . . . .      15,001,000
                                                                                                                ----------
                             0.6%       CONVERTIBLE BONDS
                                        ----------------------------------------------------------------------------------
HONG KONG                                1,500,000    Henderson Land Development Co., Ltd.,
                                                        4%, 10/27/96 (Property developer)
                                                        (Cost $1,511,250)  . . . . . . . . . . . . . . . .       1,468,200
                                                                                                                ----------
                             6.7%       PREFERRED STOCKS
                                        ----------------------------------------------------------------------------------
                                          Shares
                                        ----------------------------------------------------------------------------------
GERMANY                                      3,360    Hornbach AG (Do-it-yourself home improvement
                                                        retailer)  . . . . . . . . . . . . . . . . . . . .       3,574,349
                                             3,080    Marschollek Lautenschlaeger und Partner AG
                                                        (Leading independent life insurance company) . . .       1,736,538
                                            21,540    SAP AG (Computer software manufacturer)  . . . . . .      12,445,238
                                                                                                                ----------
                                                      TOTAL PREFERRED STOCKS (Cost $6,577,900) . . . . . .      17,756,125
                                                                                                                ----------
                            82.7%       COMMON STOCKS
                                        ----------------------------------------------------------------------------------
ARGENTINA                    1.5%           35,000    Buenos Aires Embotelladora S.A. "B" (ADR)
                                                        (Soft drink bottler and distributor) . . . . . . .       1,343,125
                                           104,000    Quilmes Industrial S.A. (Leading beer distributor) .       2,730,000
                                                                                                                ----------
                                                                                                                 4,073,125
                                                                                                                ----------
AUSTRALIA                    2.1%          668,400    Ampol Exploration Ltd. (Oil and gas exploration
                                                        company) . . . . . . . . . . . . . . . . . . . . .       2,025,124
                                           571,291    BRL Hardy Ltd. (Wine and spirits manufacturer) . . .         848,481
                                            91,833    BRL Hardy Ltd.** . . . . . . . . . . . . . . . . . .          57,284
                                           275,000    Cortecs International, Ltd. (Pharmaceutical
                                                        company) . . . . . . . . . . . . . . . . . . . . .         152,140

        The accompanying notes are an integral part of the financial statements.

SCUDDER GLOBAL SMALL COMPANY FUND
--------------------------------------------------------------------------------------------------------------------------
                            % of                                                                                 Market
                          Portfolio     Shares                                                                  Value ($)
--------------------------------------------------------------------------------------------------------------------------
                                         1,280,400    E.R.G. Australia Ltd. (Producer and installer of
                                                        electronic ticketing equipment, and manufacturer
                                                        of radio communication equipment)  . . . . . . .        2,320,013
                                                                                                                ---------
                                                                                                                5,403,042
                                                                                                                ---------
AUSTRIA                     0.4%            20,100    Mayr-Meinhof Karton AG (Leading carton
                                                        producer)  . . . . . . . . . . . . . . . . . . .        1,091,498
                                                                                                                ---------
BRAZIL                      2.7%        11,030,290    Companhia Cervejaria Brahma (pfd.)
                                                        (Leading beer producer and distributor)  . . . .        3,881,512
                                           344,777    Companhia Cervejaria Brahma (pfd.)
                                                        Warrants (expire 9/30/96)*   . . . . . . . . . .           32,680
                                           190,300    Usinas Siderurgicas de Minas Gerais S/A
                                                        (pfd.) (ADR) (Non-coated flat products and
                                                        electrolytic galvanized products)  . . . . . . .        3,163,738
                                                                                                                ---------
                                                                                                                7,077,930
                                                                                                                ---------
CANADA                      1.5%            25,000    Magna International, Inc. "A" (Manufacturer
                                                        of automotive parts) . . . . . . . . . . . . . .          884,903
                                            15,000    Magna International, Inc. "A" (ADR)  . . . . . . .          532,500
                                           179,000    Petromet Resources Ltd. (Exploration,
                                                        development and production of natural
                                                        gas in Alberta)  . . . . . . . . . . . . . . . .        1,207,626
                                           132,100    Reko International Group Inc. (Designer and
                                                        manufacturer of injection molds and
                                                        other auto parts)  . . . . . . . . . . . . . . .          659,255
                                            30,000    Renaissance Energy Ltd. (Leading oil and
                                                        gas producer)  . . . . . . . . . . . . . . . . .          695,908
                                                                                                                ---------
                                                                                                                3,980,192
                                                                                                                ---------
CHILE                       0.6%            76,400    Cristalerias de Chile (ADR) (Glassworks) . . . . .        1,642,600
                                                                                                                ---------
CHINA                       0.7%         2,524,000    Tsingtao Brewery "H" (Leading brewery) . . . . . .        1,894,429
                                                                                                                ---------
GERMANY                     1.0%             1,260    Hornbach Baumarkt AG (Do-it-yourself home
                                                        improvement retailer)  . . . . . . . . . . . . .          682,757
                                             3,255    Weru AG (High-quality window manufacturer) . . . .        1,839,533
                                                                                                                ---------
                                                                                                                2,522,290
                                                                                                                ---------
GREECE                      0.1%            90,000    Athens Medical Center (Health services)  . . . . .          335,619
                                               360    Hellenic Bottling Co. (Soft drink distributor) . .           11,172
                                                                                                                ---------
                                                                                                                  346,791
                                                                                                                ---------
HONG KONG                   3.3%         6,436,000    Hong Kong Toy Centre International, Ltd.
                                                        (Major toy manufacturer) . . . . . . . . . . . .          566,351
                                         4,794,000    Innovative International Holdings, Ltd.
                                                        (Manufacturer and marketer of automobile
                                                        parts and accessories)   . . . . . . . . . . . .        1,488,916

        The accompanying notes are an integral part of the financial statements.

                                                                                                   INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
                            % of                                                                                  Market
                          Portfolio     Shares                                                                   Value ($)
--------------------------------------------------------------------------------------------------------------------------
                                        1,068,600    Jinhui Holdings Ltd. (Operator of dry bulk
                                                        cargo ships in southern China)   . . . . . . . .         1,939,509
                                        1,110,000    Johnson Electric Holdings Ltd. (Designer
                                                        and manufacturer of micrometers for domestic
                                                        and commercial uses)   . . . . . . . . . . . . .         3,088,321
                                          700,000    Sime Darby Hong Kong (Vehicle distributor)  . . . .           951,148
                                        1,809,501    Yips Hang Cheung (Manufacturer of mixed
                                                        solvents and paints)   . . . . . . . . . . . . .           649,805
                                                                                                                ----------
                                                                                                                 8,684,050
                                                                                                                ----------
INDIA                       0.9%           86,300    Arvind Mills Ltd. (GDR) (Cotton textile
                                                        manufacturer)  . . . . . . . . . . . . . . . . .           507,013
                                           95,700    Indian Rayon & Industries Ltd. (GDR)
                                                        (Manufacturer and marketer of rayon yarn
                                                        and textiles)  . . . . . . . . . . . . . . . . .         1,830,263
                                                                                                                ----------
                                                                                                                 2,337,276
                                                                                                                ----------
INDONESIA                   4.4%          671,000    Gadjah Tunggal (Tire manufacturer)  . . . . . . . .         1,143,508
                                           80,400    Indonesia Satellite Corp. (ADR) (International
                                                        telecommunication services)  . . . . . . . . . .         3,155,700
                                          310,000    Kabelmetal Indonesia (Cable manufacturer)   . . . .           446,197
                                          702,640    Kalbe Farma (Foreign registered)
                                                        (Pharmaceutical producer and distributor)  . . .         3,106,843
                                          116,500    Medco Energy Corp. (Foreign registered)
                                                        (Oil drilling company)   . . . . . . . . . . . .           289,758
                                          100,000    Merck-Indonesia (Foreign registered)
                                                        (Pharmaceutical company) (b)   . . . . . . . . .           575,738
                                          195,000    Modern Photo Film Co. (Photographic film
                                                        distributor)   . . . . . . . . . . . . . . . . .           983,476
                                          169,000    Supreme Cable Co. (Foreign registered)
                                                        (Manufacturer of power and telecommunication
                                                        cables)  . . . . . . . . . . . . . . . . . . . .           564,339
                                          157,440    Surya Toto Indonesia (Foreign registered)
                                                        (Manufacturer of bathroom fixtures) (b)  . . . .           377,080
                                           51,743    Unilever-Indonesia (Foreign registered)
                                                        (Consumer products manufacturer)   . . . . . . .           929,461
                                                                                                                ----------
                                                                                                                11,572,100
                                                                                                                ----------
IRELAND                     2.7%        5,511,000    Aran Energy PLC (Oil and natural gas
                                                        exploration) . . . . . . . . . . . . . . . . . .         3,454,611
                                          820,932    Bank of Ireland PLC (Bank)  . . . . . . . . . . . .         3,773,787
                                                                                                                ----------
                                                                                                                 7,228,398
                                                                                                                ----------
ITALY                       0.4%          130,000    Arnoldo Mondadori Editore SpA (Book
                                                        publisher) . . . . . . . . . . . . . . . . . . .         1,174,641
                                                                                                                ----------

        The accompanying notes are an integral part of the financial statements.

SCUDDER GLOBAL SMALL COMPANY FUND
--------------------------------------------------------------------------------------------------------------------------


                            % of                                                                                  Market
                          Portfolio     Shares                                                                   Value ($)
--------------------------------------------------------------------------------------------------------------------------
JAPAN                       18.6%       138,000    Amano Corp. (Time-management systems). . . . . . . .          2,322,321
                                         64,000    Cox Co., Ltd. (Men's and ladies' wear chain
                                                     store operator)  . . . . . . . . . . . . . . . . .          1,784,018
                                         17,000    Eyeful Home Technology Inc. (Homebuilding
                                                     franchise operator)  . . . . . . . . . . . . . . .            584,452
                                         48,000    Genki Sushi Co., Ltd. (North Kanto-based
                                                     fast-food sushi chain)   . . . . . . . . . . . . .          1,432,170
                                        180,000    Hitachi Construction Machinery Co., Ltd.
                                                     (Leading maker of hydraulic shovels) . . . . . . .          2,397,274
                                         25,000    Horipro Inc. (Growing entertainment production
                                                     company)   . . . . . . . . . . . . . . . . . . . .            668,491
                                         66,000    Hosoda Corp. (Tokyo-based construction firm) . . . .            984,617
                                        146,000    JAMCO Corp. (Leading manufacturer of galleys
                                                     and lavatories for commercial aircraft)  . . . . .          2,110,262
                                        124,000    Japan Radio Co., Ltd. (Manufacturer of wireless
                                                     telecommunication equipment)   . . . . . . . . . .          2,329,961
                                         43,000    Kyokuto Kaihatsu Kogyo Co., Ltd. (Leading
                                                     maker of dump trucks and other specialty
                                                     vehicles)  . . . . . . . . . . . . . . . . . . . .          1,340,698
                                         79,000    Ministop Co., Ltd. (Growing convenience
                                                     store chain)   . . . . . . . . . . . . . . . . . .          2,503,923
                                         63,800    Nichiei Co., Ltd. (Finance company for small
                                                     and medium size firms)   . . . . . . . . . . . . .          4,116,766
                                         61,200    Nissen Co., Ltd. (Mail-order women's apparel
                                                     distributor)   . . . . . . . . . . . . . . . . . .          2,502,085
                                         72,000    Rock Field Co., Ltd. (Major delicatessen food
                                                     processor)   . . . . . . . . . . . . . . . . . . .          1,672,517
                                         79,000    Royal Ltd. (Wholesaler and retailer of automobile
                                                     equipment and parts)   . . . . . . . . . . . . . .          3,425,563
                                         18,000    Sankyo Co., Ltd. (Leading manufacturer
                                                     of pachinko game equipment)  . . . . . . . . . . .          1,393,764
                                         54,000    Shimamura Co., Ltd. (Discount retailer)  . . . . . .          2,547,801
                                        114,000    ShinMaywa Industries, Ltd. (Leading maker of
                                                     dump trucks and other specialty vehicles)  . . . .          1,341,730
                                         21,100    Shohkoh Fund & Co., Ltd. (Finance company
                                                     for small and medium size firms)   . . . . . . . .          5,032,108
                                         35,000    Simree Co., Ltd. (Clothing mail-order sales firm). .            437,229
                                        184,000    Takuma Co., Ltd. (Leading maker of boilers,
                                                     garbage incinerators and water
                                                     treatment plants)  . . . . . . . . . . . . . . . .          3,647,326
                                         75,000    Ten Allied Co., Ltd. (Tavern chain operator)   . . .          2,013,215
                                         26,000    Toyo Exterior Co., Ltd. (Exterior garden products
                                                     manufacturer)  . . . . . . . . . . . . . . . . . .            751,600
                                         17,000    Tsutsumi Jewelry Co., Ltd. (Manufacturer,
                                                     wholesaler and retailer of jewelry)  . . . . . . .          1,607,681
                                                                                                                ----------
                                                                                                                48,947,572
                                                                                                                ----------

        The accompanying notes are an integral part of the financial statements.

                                                                                                INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
                            % of                                                                                  Market
                          Portfolio     Shares                                                                   Value ($)
--------------------------------------------------------------------------------------------------------------------------
KOREA                       0.4%        180 units    Korea 1990 Trust IDR (Investment company) (c) . . . .        966,600
                                                                                                                ---------
MALAYSIA                    2.4%          125,000    Aokam Perdana Bhd. (Forest products
                                                        company) . . . . . . . . . . . . . . . . . . . . .      1,032,290
                                           50,000    Aokam Perdana Bhd. (New(d))   . . . . . . . . . . . .        391,389
                                          243,600    Malaysian Helicopter Bhd. (Aviation
                                                        transportation services)   . . . . . . . . . . . .        600,658
                                              500    Matsushita Electric Malaysia (Consumer
                                                        electronics manufacturer)  . . . . . . . . . . . .          5,186
                                          609,000    Technology Resources Industries (Mobile
                                                        telephone operator)*   . . . . . . . . . . . . . .      2,371,644
                                          279,000    Westmont Bhd. (Manufacturer and trader
                                                        of garments in Hong Kong)  . . . . . . . . . . . .      1,976,478
                                                                                                                ---------
                                                                                                                6,377,645
                                                                                                                ---------
MEXICO                      2.3%          580,000    Grupo Financiero Inversiones Bursatiles S.A.
                                                        (Stock brokerage)  . . . . . . . . . . . . . . . .      2,497,527
                                        1,333,400    Grupo Industrial Maseca S.A. de C.V. "B"
                                                        (Food producer)  . . . . . . . . . . . . . . . . .      2,172,546
                                           62,700    Hylsamex (ADS) (Leading steel company,
                                                        making finished steel products for use in
                                                        construction, auto parts and household
                                                        appliances)  . . . . . . . . . . . . . . . . . . .      1,387,238
                                                                                                                ---------
                                                                                                                6,057,311
                                                                                                                ---------
NETHERLANDS                 1.9%           40,000    IHC Caland N.V. (Dredging and offshore
                                                        services)  . . . . . . . . . . . . . . . . . . . .      1,015,408
                                            9,000    Telegraaf Holdings CVA (Newspaper publisher)  . . . .      1,014,222
                                           40,708    Wolters Kluwer CVA (Publisher)  . . . . . . . . . . .      2,943,205
                                                                                                                ---------
                                                                                                                4,972,835
                                                                                                                ---------
NORWAY                      0.9%          127,800    Unitor A/S (Provider of broad range of ship
                                                        services, leading supplier of marine chemicals). .      2,306,540
                                                                                                                ---------
PHILIPPINES                 0.2%          518,780    Keppel Philippines Shipyard "B" (Shipbuilding
                                                        and repair) (b)  . . . . . . . . . . . . . . . . .        396,174
                                          126,000    Kepphil Shipyard Inc. (Shipbuilding and
                                                        repair)  . . . . . . . . . . . . . . . . . . . . .         17,219
                                                                                                                ---------
                                                                                                                  413,393
                                                                                                                ---------
PORTUGAL                    1.8%            7,025    Corporacion Industrial do Norte (Paint
                                                        producer and distributor)  . . . . . . . . . . . .        182,762
                                           59,460    Jeronimo Martins (Food producer and retailer)   . . .      2,668,422
                                           63,000    Uniao Cervejaria (Brewery)  . . . . . . . . . . . . .        950,625
                                           63,000    Uniao Cervejaria (New(d)) (b)   . . . . . . . . . . .        950,625
                                                                                                                ---------
                                                                                                                4,752,434
                                                                                                                ---------

        The accompanying notes are an integral part of the financial statements.

SCUDDER GLOBAL SMALL COMPANY FUND
--------------------------------------------------------------------------------------------------------------------------
                            % of                                                                                  Market
                          Portfolio     Shares                                                                   Value ($)
--------------------------------------------------------------------------------------------------------------------------
SINGAPORE                    0.4%         400,000    GP Batteries International (Developer,
                                                        manufacturer and distributor of batteries
                                                        and battery related products)  . . . . . . . . . .       1,176,000
                                                                                                                ----------
SWEDEN                       1.2%          91,600    Autoliv AB (Free) (Manufacturer of safety air
                                                        bags for automobiles)* . . . . . . . . . . . . . .       3,236,904
                                                                                                                ----------
SWITZERLAND                  0.4%           3,000    Phoenix Mecano AG (Bearer) (Manufacturer
                                                        of housings and components for computers)  . . . .         979,533
                                                                                                                ----------
THAILAND                     0.4%          28,200    American Standard Sanitaryware (Foreign
                                                        registered) (Manufacturer of bathroom fixtures). .         534,061
                                          132,599    Bangkok Dusit Medical Services Co., Ltd.
                                                        (Health services) (b)  . . . . . . . . . . . . . .         563,957
                                                                                                                ----------
                                                                                                                 1,098,018
                                                                                                                ----------
UNITED KINGDOM               5.7%         125,300    Brake Brothers (Specialist supplier of frozen
                                                        foods to the catering industry)  . . . . . . . . .         873,751
                                        1,985,830    City Centre Restaurants PLC (Restaurant chain)  . . .       2,500,060
                                          110,000    Control Techniques (Leading manufacturer
                                                        of electronics control systems)  . . . . . . . . .         653,754
                                          408,400    Grampian Holdings Inc. (Pharmaceutical retailer)  . .         641,024
                                          903,300    Hambros Insurance Services Group PLC
                                                        (Insurance company)  . . . . . . . . . . . . . . .       1,654,122
                                          542,200    Serco Group PLC (Facilities management
                                                        company)   . . . . . . . . . . . . . . . . . . . .       2,561,975
                                          513,100    Tibbett and Britten Group PLC (Transportation
                                                        services for manufacturing and retail
                                                        industries)  . . . . . . . . . . . . . . . . . . .       6,040,211
                                                                                                                ----------
                                                                                                                14,924,897
                                                                                                                ----------
UNITED STATES               23.8%          39,900    A.O. Smith Corp. (Manufacturer of equipment
                                                        for automobiles, trucks and farms) . . . . . . . .         972,563
                                          282,000    Allegheny Ludlum Corp. (Major stainless steel
                                                        manufacturer)  . . . . . . . . . . . . . . . . . .       5,604,750
                                          105,100    American Classic Voyager Co. (North
                                                        American operator of steamboat cruises)  . . . . .       1,839,250
                                          222,600    Atmel Corp. (Developer and manufacturer of
                                                        integrated circuits)*  . . . . . . . . . . . . . .       8,208,375
                                           45,500    Automotive Industries Holdings Inc. "A"
                                                        (Manufacturer of auto and van interior
                                                        trim systems)  . . . . . . . . . . . . . . . . . .       1,103,375
                                          266,500    BE Aerospace (Airline audio/video control
                                                        systems)   . . . . . . . . . . . . . . . . . . . .       2,315,219
                                          200,000    Benton Oil & Gas Co. (Oil and gas exploration,
                                                        development and production)*   . . . . . . . . . .       1,562,500

        The accompanying notes are an integral part of the financial statements.

                                                            INVESTMENT PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Market
                                        Shares                                                                   Value ($)
---------------------------------------------------------------------------------------------------------------------------
                                                 57,900  Central European Media Enterprises Ltd. "A"
                                                           (Owner and operator of national and regional
                                                           private commercial television stations in
                                                           central Europe)  . . . . . . . . . . . . . . . .         940,875
                                                 71,200  Coastal Healthcare Group, Inc. (Physician
                                                           recruiting and management services)  . . . . . .       2,242,800
                                                118,200  First Colony Corp. (Holding company which
                                                           sells individual life insurance and annuity
                                                           products throughout the U.S.)  . . . . . . . . .       2,364,000
                                                120,775  Fiserv Inc. (Data processing services)*  . . . . .       2,838,213
                                                 53,000  Franklin Quest Co. (Provider of training
                                                           seminars and products)   . . . . . . . . . . . .       1,874,875
                                                235,000  IGEN Inc. (Producer of medical supplies) . . . . .       1,527,500
                                                 85,000  M.S. Carriers Inc. (Truckload carrier of
                                                           general freight)   . . . . . . . . . . . . . . .       1,997,500
                                                 20,300  Maxim Integrated Products Inc. (Manufacturer
                                                           and marketer of integrated circuits) . . . . . .       1,370,250
                                                 63,300  Microchip Technology Inc. (Manufacturer of
                                                           high performance, field programmable
                                                           microcontrollers and specialty memory
                                                           products)*   . . . . . . . . . . . . . . . . . .       2,967,188
                                                116,500  Millicom International Cellular SA (Developer
                                                           and operator of cellular telephone networks) . .       3,276,563
                                                 91,500  Nu-Kote Holdings Inc. "A" (Manufacturer of
                                                           office and home printing products)   . . . . . .       1,704,188
                                                 46,300  PhyCor Inc. (Operator of specialty medical
                                                           clinics)   . . . . . . . . . . . . . . . . . . .       1,585,775
                                                  1,100  R.P. Scherer Corp. (Manufacturer of drug
                                                           delivery system)*  . . . . . . . . . . . . . . .          49,088
                                                 50,600  Sigma-Aldrich Corp. (Producer of biochemicals,
                                                           organic and inorganic chemicals)   . . . . . . .       1,758,350
                                                 96,900  Sterling Software Inc. (Computer software
                                                           products)*   . . . . . . . . . . . . . . . . . .       3,028,125
                                                 17,000  Superior Industries International Inc.
                                                           (Manufacturer of aluminum wheels for
                                                           automobiles)   . . . . . . . . . . . . . . . . .         501,500
                                                280,850  Thomas Nelson, Inc. (Publisher)  . . . . . . . . .       5,476,575
                                                  8,500  Trimedyne Inc. Warrants (expire 12/9/96)*  . . . .           7,480
                                                 72,000  W.R. Berkley Corp. (Insurance company) . . . . . .       2,610,000
                                                 96,400  Zilog Inc. (Manufacturer and marketer of
                                                           integrated circuits)*  . . . . . . . . . . . . .       2,771,500
                                                                                                                -----------
                                                                                                                 62,498,377
                                                                                                                -----------
                                                         TOTAL COMMON STOCKS (Cost $196,829,677). . . . . .     217,736,421
                                                                                                                -----------
---------------------------------------------------------------------------------------------------------------------------
                                                         TOTAL INVESTMENT PORTFOLIO -- 100.0%
                                                           (Cost $231,130,827) (a)  . . . . . . . . . . . .     263,172,746
                                                                                                                ===========

        The accompanying notes are an integral part of the financial statements.

SCUDDER GLOBAL SMALL COMPANY FUND
--------------------------------------------------------------------------------


      --------------------------------------------------------------------------
           *  Non-income producing security.

          ** Market value and cost reflect partial payment. An additional payment equal to the U.S. dollar equivalent of Aus. $91,833 is payable, at the applicable exchange rate, on June 28, 1995.

         (a) The cost for federal income tax purposes was $235,369,751. At October 31, 1994, net unrealized apprecia- tion for all securities based on tax cost was $27,802,995. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $42,253,099 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $14,450,104.

         (b) Securities valued in good faith by the Valuation Committee of the Board of Directors. The cost of these securities at October 31, 1994 aggregated $2,535,337. See Note A of the Notes to Financial Statements.

         (c)  1,000 shares = 1 IDR unit for Korea 1990 Trust.

         (d) New shares issued during 1994, eligible for a pro rata share of 1994 dividends.

              Sector breakdown of the Fund's equity securities is noted on page 5.

         At October 31, 1994, outstanding written call options on currencies were as follows (Note A):
                                                   PRINCIPAL        EXPIRATION         STRIKE           MARKET
                                                    AMOUNT             DATE            PRICE           VALUE ($)
                                                   -------------------------------------------------------------
                         Japanese Yen (euro) ...   Y 923,000,000     6/29/95           Y 95.55         359,970
                                                                                                       -------
                     Total outstanding written options on currencies
                       (Premiums received $448,218) . . . . . . . . . . . . . . . . . . . . . . .      359,970
                                                                                                       =======

                 Transactions in written call options on currencies during the year ended October 31, 1994 were:
                                                                                       PREMIUMS
                                                              PRINCIPAL AMOUNT        RECEIVED ($)
                                                              ------------------------------------
                     Outstanding at
                         October 31, 1993  ......                   --                     --
                         Contracts written ......             Y 923,000,000             448,218
                                                              ------------------------------------
                     Outstanding at
                         October 31, 1994  ......             Y 923,000,000             448,218
                                                              =============             =======

        The accompanying notes are an integral part of the financial statements.

                                                                FINANCIAL STATEMENTS
-------------------------------------------------------------------------------------

                        STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1994
-------------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $231,130,827)
   (Note A) . . . . . . . . . . . . . . . . . . . . . . . .              $263,172,746
Cash  . . . . . . . . . . . . . . . . . . . . . . . . . . .                   142,795
Foreign currency holdings, at market
   (identified cost $16,706) (Note A) . . . . . . . . . . .                    16,747
Forward foreign currency exchange contracts to buy,
   at market (contract cost $1,464,383) (Notes A and D) . .                 1,462,755
Receivable on forward foreign currency exchange
   contracts to sell (Notes A and D)  . . . . . . . . . . .                24,127,122
Other receivables:
   Investments sold . . . . . . . . . . . . . . . . . . . .                   735,303
   Fund shares sold . . . . . . . . . . . . . . . . . . . .                   351,968
   Dividends and interest . . . . . . . . . . . . . . . . .                   338,524
   Foreign taxes recoverable  . . . . . . . . . . . . . . .                    34,254
Deferred organization expenses (Note A) . . . . . . . . . .                    19,215
                                                                         ------------
      Total assets  . . . . . . . . . . . . . . . . . . . .               290,401,429
LIABILITIES
Payables:
   Investments purchased  . . . . . . . . . . . . . . . . . $ 5,267,567
   Fund shares redeemed . . . . . . . . . . . . . . . . . .     403,399
   Accrued management fee (Note C)  . . . . . . . . . . . .     232,595
   Other accrued expenses (Note C)  . . . . . . . . . . . .     272,585
   Written options, at market
      (premiums received $448,218) (Note A) . . . . . . . .     359,970
   Forward foreign currency exchange contracts to buy
      (Notes A and D) . . . . . . . . . . . . . . . . . . .   1,464,383
   Forward foreign currency exchange contracts to sell,
      at market (contract cost $24,127,122)
      (Notes A and D) . . . . . . . . . . . . . . . . . . .  26,406,820
                                                            -----------
      Total liabilities . . . . . . . . . . . . . . . . . .                34,407,319
                                                                         ------------
Net assets, at market value . . . . . . . . . . . . . . . .              $255,994,110
                                                                         ============
NET ASSETS
Net assets consist of:
   Accumulated distributions in excess of net
      investment income (Note E)  . . . . . . . . . . . . .                (1,776,624)

   Unrealized appreciation (depreciation) on:
      Investments . . . . . . . . . . . . . . . . . . . . .                32,041,919
      Written options . . . . . . . . . . . . . . . . . . .                    88,248
      Foreign currency related transactions . . . . . . . .                (2,275,587)
   Accumulated net realized gain (Note E) . . . . . . . . .                 1,016,007
   Capital stock  . . . . . . . . . . . . . . . . . . . . .                   157,346
   Additional paid-in capital . . . . . . . . . . . . . . .               226,742,801
                                                                         ------------
Net assets, at market value . . . . . . . . . . . . . . . .              $255,994,110
                                                                         ============

NET ASSET VALUE, offering and redemption price per
   share ($255,994,110 -:-15,734,564 shares
   of capital stock outstanding, $.01 par value,
   100,000,000 shares authorized) . . . . . . . . . . . . .                    $16.27
                                                                               ======

        The accompanying notes are an integral part of the financial statements.

SCUDDER GLOBAL SMALL COMPANY FUND
----------------------------------------------------------------------------------

                         STATEMENT OF OPERATIONS

YEAR ENDED OCTOBER 31, 1994
----------------------------------------------------------------------------------
INVESTMENT INCOME
Income:
Dividends (net of foreign taxes withheld of $222,510) . .               $2,373,706
Interest  . . . . . . . . . . . . . . . . . . . . . . . .                1,055,244
                                                                        ----------
                                                                         3,428,950
Expenses:
Management fee (Note C) . . . . . . . . . . . . . . . . .   $2,497,457
Services to shareholders (Note C) . . . . . . . . . . . .      755,513
Directors' fees and expenses (Note C) . . . . . . . . . .       42,934
Custodian fees  . . . . . . . . . . . . . . . . . . . . .      462,360
Reports to shareholders . . . . . . . . . . . . . . . . .      146,843
Auditing  . . . . . . . . . . . . . . . . . . . . . . . .       51,710
Legal . . . . . . . . . . . . . . . . . . . . . . . . . .       49,775
State registration  . . . . . . . . . . . . . . . . . . .       38,957
Federal registration  . . . . . . . . . . . . . . . . . .       18,837
Amortization of organization expenses (Note A)  . . . . .       10,406
Other . . . . . . . . . . . . . . . . . . . . . . . . . .       22,770   4,097,562
                                                            ----------------------
Net investment loss . . . . . . . . . . . . . . . . . . .                 (668,612)
                                                                        ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
   Investments  . . . . . . . . . . . . . . . . . . . . .    1,352,291
   Foreign currency related transactions  . . . . . . . .      (25,563)  1,326,728
                                                            ----------
Net unrealized appreciation (depreciation)
   during the period on:
   Investments  . . . . . . . . . . . . . . . . . . . . .    6,163,113
   Written options  . . . . . . . . . . . . . . . . . . .       88,248
   Foreign currency related transactions  . . . . . . . .   (2,288,704)  3,962,657
                                                            ----------------------
Net gain on investment transactions . . . . . . . . . . .                5,289,385
                                                                        ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  . .               $4,620,773
                                                                        ==========

        The accompanying notes are an integral part of the financial statements.

                                                               FINANCIAL STATEMENTS
-----------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
                                                        YEARS ENDED OCTOBER 31,
                                                      -----------------------------
INCREASE (DECREASE) IN NET ASSETS                          1994            1993
-----------------------------------------------------------------------------------
Operations:
Net investment income (loss)  . . . . . . . . . . .   $   (668,612)    $    512,974
Net realized gain from investment
   transactions . . . . . . . . . . . . . . . . . .      1,326,728        3,144,786
Net unrealized appreciation on investment
   transactions during the period . . . . . . . . .      3,962,657       26,529,468
                                                      ------------     ------------
Net increase in net assets resulting
   from operations  . . . . . . . . . . . . . . . .      4,620,773       30,187,228
                                                      ------------     ------------
Distributions to shareholders:
   From net investment income ($.07 per share)  . .             --         (327,384)
                                                      ------------     ------------
   In excess of net investment income ($.18
   per share) . . . . . . . . . . . . . . . . . . .     (2,271,808)              --
                                                      ------------     ------------
   From net realized gains ($.15 and $.12
   per share, respectively) . . . . . . . . . . . .     (1,947,264)        (561,229)
                                                      ------------     ------------
Fund share transactions:
Proceeds from shares sold . . . . . . . . . . . . .    167,361,242      147,442,135
Net asset value of shares issued to
   shareholders in reinvestment of
   distributions  . . . . . . . . . . . . . . . . .      3,818,846          829,178
Cost of shares redeemed . . . . . . . . . . . . . .   (113,105,251)     (34,780,240)
                                                      ------------     ------------
Net increase in net assets from Fund share
   transactions . . . . . . . . . . . . . . . . . .     58,074,837      113,491,073
                                                      ------------     ------------
INCREASE IN NET ASSETS  . . . . . . . . . . . . . .     58,476,538      142,789,688
Net assets at beginning of period . . . . . . . . .    197,517,572       54,727,884
                                                      ------------     ------------
NET ASSETS AT END OF PERIOD (including
   accumulated distributions in excess of
   net investment income of $1,776,624
   and undistributed net investment income
   of $483,473, respectively) . . . . . . . . . . .   $255,994,110     $197,517,572
                                                      ============     ============
OTHER INFORMATION
INCREASE (DECREASE) IN FUND SHARES
Shares outstanding at beginning of period . . . . .     12,238,526        4,541,708
                                                      ------------     ------------
Shares sold . . . . . . . . . . . . . . . . . . . .     10,300,657       10,092,030
Shares issued to shareholders in
   reinvestment of distributions  . . . . . . . . .        232,856           68,301
Shares redeemed . . . . . . . . . . . . . . . . . .     (7,037,475)      (2,463,513)
                                                      ------------     ------------
Net increase in Fund shares . . . . . . . . . . . .      3,496,038        7,696,818
                                                      ------------     ------------
Shares outstanding at end of period . . . . . . . .     15,734,564       12,238,526
                                                      ============     ============

        The accompanying notes are an integral part of the financial statements.

SCUDDER GLOBAL SMALL COMPANY FUND
FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER
PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                                               FOR THE PERIOD
                                                                                             SEPTEMBER 10, 1991
                                                                                               (COMMENCEMENT
                                                                    YEARS ENDED OCTOBER 31,    OF OPERATIONS)
                                                                 ----------------------------  TO OCTOBER 31,
                                                                   1994       1993      1992       1991
                                                                 ----------------------------  ---------------
Net asset value, beginning of period  . . . . . . . . .          $16.14     $12.05     $11.92     $12.00
                                                                 ------     ------     ------     ------
Income from investment operations:
 Net investment income (loss) (a)   . . . . . . . . . .            (.02)       .04        .07        .01
 Net realized and unrealized gain (loss) on investment
   transactions . . . . . . . . . . . . . . . . . . . .             .48       4.24        .08       (.09)
                                                                 ------     ------     ------     ------
Total from investment operations  . . . . . . . . . . .             .46       4.28        .15       (.08)
                                                                 ------     ------     ------     ------
Less distributions:
 From net investment income   . . . . . . . . . . . . .              --       (.07)      (.02)        --
 In excess of net investment income   . . . . . . . . .            (.18)        --         --         --
 From net realized gains on investment transactions   .            (.15)      (.12)        --         --
                                                                 ------     ------     ------     ------
Total distributions . . . . . . . . . . . . . . . . . .            (.33)      (.19)      (.02)        --
                                                                 ------     ------     ------     ------
Net asset value, end of period  . . . . . . . . . . . .          $16.27     $16.14     $12.05     $11.92
                                                                 ======     ======     ======     ======
TOTAL RETURN (%)  . . . . . . . . . . . . . . . . . . .            2.80      36.04       1.26       (.67)*
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)  . . . . . . . .             256        198         55          9
Ratio of operating expenses net, to average daily
 net assets (%) (a)   . . . . . . . . . . . . . . . . .            1.70       1.50       1.50       1.50**
Ratio of net investment income (loss) to average daily
 net assets (%)   . . . . . . . . . . . . . . . . . . .            (.28)       .53        .78       2.47**
Portfolio turnover rate (%) . . . . . . . . . . . . . .            45.8       54.6       23.4         --

(a) Reflects a per share amount of expenses, exclusive of
     management fees, reimbursed by the Adviser of  . .          $   --     $   --     $   --     $  .06
    Reflects a per share amount of management fee not
     imposed by the Adviser of  . . . . . . . . . . . .          $  .01     $  .04     $  .09     $  .01
    Operating expense ratio including expenses
     reimbursed, management fee and other expenses
     not imposed (%)  . . . . . . . . . . . . . . . . .            1.76       2.01       2.53      15.34**
 *  Not annualized
**  Annualized

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

A. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
Scudder Global Small Company Fund (the "Fund") is a diversified series of Scudder Global Fund, Inc., a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors. Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $2,863,574 (1.12% of net assets) and have been noted in the investment portfolio as of October 31, 1994.

SCUDDER GLOBAL SMALL COMPANY FUND
--------------------------------------------------------------------------------

OPTIONS. The Fund may write (sell) exchange-listed and over-the-counter call and put options on securities and other financial instruments. When the Fund writes a call, it gives the purchaser of the call option the right to buy the underlying security at the price specified in the option (the "exercise price") at any time during the option period, generally ranging up to nine months. When the Fund writes a put option, it gives the purchaser of the put option the right to sell the underlying security to the Fund at the exercise price at any time during the option period, generally ranging up to nine months.

If the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder or purchase the underlying security from the option holder at the exercise price. Certain options, including options on indices will require cash settlement by the Fund if the option is exercised. By writing a call option, the Fund foregoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. By writing a put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

The liability representing the Fund's obligation under an exchange traded written call or put option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked quotations or at the most recent asked quotation if no bid and asked quotations are available. Over-the-counter written options are valued at the most recent asked quotation.

In addition, the Fund may purchase, singly and in combination, call and put options on securities and other financial instruments. Exchange traded purchased options are valued at the last sales price or, in the absence of a sale, the mean between the closing bid and asked quotations or at the most recent bid quotation if no bid and asked quotations are available. Over-the-counter purchased options are valued at the most recent bid quotation.

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the resale price.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. In connection with portfolio purchases and sales of securities denominated in a foreign currency, the Fund may enter into forward foreign currency exchange contracts ("contracts"). Additionally, the Fund may enter into contracts to hedge certain other foreign currency denominated assets. Contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Realized and unrealized gains and losses arising from such transactions are included in net realized and unrealized gain (loss) from foreign currency related transactions.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

   (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

  (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

SCUDDER GLOBAL SMALL COMPANY FUND
--------------------------------------------------------------------------------


FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in forward contracts, passive foreign investment companies, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

ORGANIZATION COSTS. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

OTHER. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

B. PURCHASES AND SALES OF SECURITIES
--------------------------------------------------------------------------------
For the year ended October 31, 1994, purchases and sales of investment securities (excluding short-term investments) aggregated $150,388,055 and $99,710,849, respectively.

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

C. RELATED PARTIES
--------------------------------------------------------------------------------
Under the Fund's Investment Management Agreement (the "Agreement") with
Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund has agreed to pay to the Adviser a fee equal to an annual rate of 1.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Agreement provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. In addition, the Adviser agreed not to impose all or a portion of its management fee until February 28, 1994, and during such period to maintain the annualized expenses of the Fund at not more than 1.50% of average daily net assets. Effective March 1, 1994, the Adviser is no longer maintaining the Fund's annualized expenses at the specified rate. For the year ended October 31, 1994, the Adviser did not impose a portion of its management fee amounting to $160,728 and the amount imposed amounted to $2,497,457.

Scudder Service Corporation ("SSC"), a wholly-owned subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended October 31, 1994, the amount charged by SSC aggregated $596,637, of which $52,783 is unpaid at October 31, 1994.

The Fund pays each Director not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the year ended October 31, 1994, Directors' fees and expenses aggregated $42,934.

SCUDDER GLOBAL SMALL COMPANY FUND
--------------------------------------------------------------------------------


D. COMMITMENTS
--------------------------------------------------------------------------------
As of October 31, 1994, the Fund had entered into the following forward foreign currency exchange contracts resulting in net unrealized depreciation of
$2,281,326.


                                                                                                      NET UNREALIZED
                                                                                                       APPRECIATION
                                                                                   SETTLEMENT         (DEPRECIATION)
                CONTRACTS TO DELIVER                    IN EXCHANGE FOR               DATE               (U.S.$)
        -------------------------------       -----------------------------        ----------        ---------------
        U.S. Dollars            677,435       Canadian Dollars      914,808          11/3/94             (1,077)
        U.S. Dollars             95,606       British Pounds         58,379          11/9/94               (158)
        U.S. Dollars            691,342       British Pounds        422,598         11/14/94               (394)
        Malaysian Ringgits      262,534       U.S. Dollars          102,894          11/1/94                141
        Greek Drachmas        1,768,705       U.S. Dollars            7,624          11/2/94                (10)
        Japanese Yen          1,612,082       U.S. Dollars           16,604          11/4/94                (39)
        Japanese Yen        530,675,000       U.S. Dollars        5,000,000          1/22/96           (721,637)
        Japanese Yen        529,100,000       U.S. Dollars        5,000,000          1/25/96           (706,330)
        Japanese Yen        782,080,000       U.S. Dollars        8,000,000           4/8/96           (496,307)
        Japanese Yen        584,040,000       U.S. Dollars        6,000,000          4/25/96           (355,515)
                                                                                                     -----------
                                                                                                     (2,281,326)
                                                                                                     ===========



E. RECLASSIFICATION OF CAPITAL ACCOUNTS
--------------------------------------------------------------------------------
As required, effective November 1, 1993, the Fund has adopted the provisions of Statement of Position 93-2 "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies (SOP)." In implementing the SOP, the Fund has reclassified $5,042 to decrease undistributed net investment income and $5,042 to increase accumulated net realized gain. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal income tax rules and regulations versus generally accepted accounting principles. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

                                               REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


TO THE BOARD OF DIRECTORS OF SCUDDER GLOBAL FUND, INC. AND TO THE SHAREHOLDERS OF SCUDDER GLOBAL SMALL COMPANY FUND:

We have audited the accompanying statement of assets and liabilities of Scudder Global Small Company Fund including the investment portfolio, as of October 31, 1994, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period September 10, 1991 (commencement of operations) to October 31, 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1994, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Global Small Company Fund as of October 31, 1994, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, and for the period September 10, 1991 (commencement of operations) to October 31, 1991 in conformity with generally accepted accounting principles.

Boston, Massachusetts                   COOPERS & LYBRAND L.L.P.
December 12, 1994

SCUDDER GLOBAL SMALL COMPANY FUND
TAX INFORMATION
--------------------------------------------------------------------------------


The Fund will mail shareholders IRS Form 1099-Div in late January, summarizing all taxable distributions paid for 1994.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $1,283,681 as capital gain dividends for its taxable year ended October 31, 1994.

The Fund paid foreign taxes of $222,510 and the Fund recognized $222,510 of foreign source income during the taxable year ended October 31, 1994. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $.014 per share of foreign taxes and $.014 of gross income from foreign sources as having been paid in the taxable year ended October 31, 1994.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Service Representative at 1-800-225-5163.

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

OFFICERS AND DIRECTORS
--------------------------------------------------------------------------------

Edmond D. Villani*
     Chairman of the Board and Director

Nicholas Bratt*
     President and Director

Daniel Pierce*
     Vice President and Director

Paul Bancroft III
     Director; Venture Capitalist and Consultant to Bessemer Securities Corporation

Thomas J. Devine
     Director; Consultant

William H. Gleysteen, Jr.
     Director; President, The Japan Society, Inc.

William H. Luers
     Director; President, The Metropolitan Museum of Art

Robert G. Stone, Jr.
     Director; Chairman of the Board and Director, Kirby Corporation

Robert W. Lear
     Honorary Director; Executive-in-Residence, Columbia University Graduate School of Business

Carol L. Franklin*
     Vice President

Jerard K. Hartman*
     Vice President

Thomas W. Joseph*
     Vice President

Douglas M. Loudon*
     Vice President

Gerald J. Moran*
     Vice President

Cornelia Small*
     Vice President

Lawrence Teitelbaum*
     Vice President

Thomas F. McDonough*
     Vice President and Secretary

Pamela A. McGrath*
     Vice President and Treasurer

David S. Lee*
     Vice President and Assistant Treasurer

Edward J. O'Connell*
     Vice President and Assistant Treasurer

Juris Padegs*
     Vice President and Assistant Secretary

Kathryn L. Quirk*
     Vice President and Assistant Secretary

Coleen Downs Dinneen*
     Assistant Secretary

*    Scudder, Stevens & Clark, Inc.

INVESTMENT PRODUCTS AND SERVICES
--------------------------------------------------------------------------------

The Scudder Family of Funds
Money market                                                     Income
     Scudder Cash Investment Trust                                    Scudder Emerging Markets Income Fund
     Scudder U.S. Treasury Money Fund                                 Scudder GNMA Fund
Tax free money market+                                                Scudder Income Fund
     Scudder Tax Free Money Fund                                      Scudder International Bond Fund
     Scudder California Tax Free Money Fund*                          Scudder Short Term Bond Fund
     Scudder New York Tax Free Money Fund*                            Scudder Short Term Global Income Fund
Tax free+                                                             Scudder Zero Coupon 2000 Fund
     Scudder California Tax Free Fund*                           Growth
     Scudder High Yield Tax Free Fund                                 Scudder Capital Growth Fund
     Scudder Limited Term Tax Free Fund                               Scudder Development Fund
     Scudder Managed Municipal Bonds                                  Scudder Global Fund
     Scudder Massachusetts Limited Term Tax Free Fund*                Scudder Global Small Company Fund
     Scudder Massachusetts Tax Free Fund*                             Scudder Gold Fund
     Scudder Medium Term Tax Free Fund                                Scudder Greater Europe Growth Fund
     Scudder New York Tax Free Fund*                                  Scudder International Fund
     Scudder Ohio Tax Free Fund*                                      Scudder Latin America Fund
     Scudder Pennsylvania Tax Free Fund*                              Scudder Pacific Opportunities Fund
Growth and Income                                                     Scudder Quality Growth Fund
     Scudder Balanced Fund                                            Scudder Value Fund
     Scudder Growth and Income Fund                                   The Japan Fund

Retirement Plans and Tax-Advantaged Investments
-------------------------------------------------------------------------------------------------------------------
     IRAs                                                             403(b) Plans
     Keogh Plans                                                      SEP-IRAs
     Scudder Horizon Plan+++* (a variable annuity)                    Profit Sharing and Money Purchase
     401(k) Plans                                                          Pension Plans

Closed-end Funds#
-------------------------------------------------------------------------------------------------------------------
     The Argentina Fund, Inc.                                         The Latin America Dollar Income Fund, Inc.
     The Brazil Fund, Inc.                                            Montgomery Street Income Securities, Inc.
     The First Iberian Fund, Inc.                                     Scudder New Asia Fund, Inc.
     The Korea Fund, Inc.                                             Scudder New Europe Fund, Inc.
                                                                      Scudder World Income
                                                                           Opportunities Fund, Inc.

Institutional Cash Management
-------------------------------------------------------------------------------------------------------------------
     Scudder Institutional Fund, Inc.
     Scudder Fund, Inc.
     Scudder Treasurers Trust(tm)++

For complete information on any of the above Scudder funds,  including management fees and expenses,  call or write for a free  prospectus.  Read it  carefully  before you  invest or send  money.  +A portion of the income  from the tax-free  funds may be subject to federal,  state and local  taxes.  *Not  available  in all states.  +++A  no-load variable  annuity  contract  provided by Charter  National Life  Insurance  Company and its  affiliate,  offered by
Scudder's insurance agencies,  1-800-225-2470.  #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.  ++For information on Scudder  Treasurers  Trust(tm),  an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc. ($100,000 minimum), call: 1-800-541-7703.

HOW TO CONTACT SCUDDER
--------------------------------------------------------------------------------

Account Service and Information
--------------------------------------------------------------------------------
     For existing account service and transactions

          SCUDDER SERVICE CORPORATION
          1-800-225-5163

     For account updates, prices, yields, exchanges and redemptions

          SCUDDER AUTOMATED INFORMATION LINE (SAIL)
          1-800-343-2890

Investment Information
--------------------------------------------------------------------------------
     To receive information about the Scudder funds, for additional applications and prospectuses, or for investment questions

     SCUDDER INVESTOR INFORMATION
          1-800-225-2470

     For establishing Keogh, 401(k) and 403(b) plans

          SCUDDER GROUP RETIREMENT SERVICES
          1-800-323-6105

Please address all correspondence to
--------------------------------------------------------------------------------
          THE SCUDDER FUNDS
          P.O. BOX 2291
          BOSTON, MASSACHUSETTS
          02107-2291

Or stop by a Scudder Funds Center
--------------------------------------------------------------------------------
     Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Funds Center near you--they can be found in the following cities:

          Boca Raton
          Boston
          Chicago
          Cincinnati
          Los Angeles
          New York
          Portland, OR
          San Diego
          San Francisco
          Scottsdale
--------------------------------------------------------------------------------
For information on Scudder Treasurers Trust(tm), an institutional cash management service for corporations, non-profit organizations and trusts which utilizes certain portfolios of Scudder Fund, Inc.* ($100,000 minimum), call: 1-800-541-7703.

For information on Scudder Institutional Funds,* funds designed to meet the broad investment management and service needs of banks and other institutions, call: 1-800-854-8525.
--------------------------------------------------------------------------------
     Scudder Investor Information and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

* Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Celebrating 75 Years of Serving Investors
--------------------------------------------------------------------------------

     This year marks the 75th anniversary of the founding of Scudder, Stevens & Clark, Inc., investment adviser for the Scudder Funds. Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer 36 pure no load(tm) funds, including the first international mutual fund offered to U.S. investors.

     Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped Scudder become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our longstanding principles: managing money with integrity and distinction, keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

Scudder
Short Term
Global Income
Fund

Annual Report
October 31, 1994

* A fund designed to provide high current income by investing primarily in short-term, high-grade fixed-income securities denominated in foreign currencies and the U.S. dollar.

* A pure no-load(tm) fund with no commissions to buy, sell, or exchange shares.

SCUDDER SHORT TERM GLOBAL INCOME FUND
--------------------------------------------------------------------------------

CONTENTS

2    Highlights

3    Letter from the Fund's Chairman

4    Performance Update

5    Portfolio Summary

6    Portfolio Management Discussion

9    Investment Portfolio

14   Financial Statements

17   Financial Highlights

18   Notes to Financial Statements

26   Report of Independent Accountants

27   Tax Information

29   Officers and Directors

30   Investment Products Services

31   How to Contact Scudder

HIGHLIGHTS

* Scudder Short Term Global Income Fund generated an annual total return of -0.25% for the year ended October 31, 1994, compared to an average annual return of -0.66% for the 34 short world multimarket funds tracked by Lipper Analytical Services.

* To avoid the potentially negative impact of currency fluctuation, approximately 26% of the portfolio was invested in U.S.
     dollar-denominated bonds as of October 31, while another 13% was in bonds issued by so-called dollar-block countries, namely Australia and New Zealand.

* The Fund did suffer currency-related losses during the year, however, resulting from the declining U.S. dollar relative to major European currencies. Since U.S. tax law treats such losses as offsets to ordinary income, most of the Fund's 1994 income payments will be treated as nontaxable distributions.

* The Fund's relatively high level of income ($0.87 per share) was achieved during a challenging investment environment, and partially offset the Fund's price decline of $0.90 per share for the period. Due to higher interest rates around the world, the Fund's 30-day net annualized yield was 8.13% on October 31, 1994 versus 6.63% on October 31, 1993.

LETTER FROM THE FUND'S CHAIRMAN
--------------------------------------------------------------------------------

Dear Shareholders,

     Interest rates continued to rise in the third quarter of 1994 but at a slower rate than in the previous two quarters. However, investors' fears of higher inflation remain a problem for the bond market. Throughout the year, investors have reacted swiftly to reports of robust economic growth in the United States, pushing bond prices lower and yields on long-term securities higher as a result.

     In the months ahead, interest rates may rise further in the face of continued monetary tightening by the Federal Reserve. In addition, with finite savings around the world, capital to invest in financial markets and growing economies is increasingly in short supply, adding upward pressure to interest rates as countries compete for savings.

     What does this mean for fixed-income investors? Because interest rates are now higher, investors are currently receiving more income than in prior months. Rising interest rates detract from bond price performance (since bond prices move in the opposite direction of interest rates), so our investment strategy will focus on providing a competitive level of income, while balancing changing bond prices with an emphasis on capital preservation. Your Fund's investment team also plans to seek out potential opportunities in anticipation of an expected 1995 peak in inflation and an eventual turnaround in the trend of bond prices. In the near-term, current yields will likely make up most of your Fund's total return.

     Please call Scudder Investor Information at 1-800-225-2470 if you have questions about your Fund or other Scudder investments. Page 31 contains more information on how to contact Scudder. Thank you for choosing Scudder Short Term Global Income Fund to help meet your investment needs.

                              Sincerely,

                              /s/Edmond D. Villani
                              Edmond D. Villani
                              Chairman,
                              Scudder Short Term Global Income Fund

Scudder Short Term Global Income Fund
Performance Update as of October 31, 1994
-----------------------------------------------------------------
Growth of a $10,000 Investment
------------------------------------------------------------------
Scudder Short Term Global Income Fund
----------------------------------------
                     Total Return
  Period   Growth    -------------
   Ended     of                Average
 10/31/94  $10,000  Cumulative  Annual
--------- -------  ----------  -------
1 Year    $ 9,975    -.25%      -.25%
Life of
Fund*     $12,290   22.90%      5.79%

Salomon Brothers Currency-Hedged
World Government Bond Index (1-3 years)
--------------------------------------
                     Total Return
  Period   Growth    -------------
   Ended     of                Average
 10/31/94  $10,000  Cumulative  Annual
--------- -------  ----------  -------
1 Year    $10,187      1.87%     1.87%
Life of
Fund*     $12,210     22.10%     5.73%

*The Fund commenced operations on
March 1, 1991.  Index comparisons
begin March 31, 1991.

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly Periods ended October 31

Scudder Short Term Global Income Fund
Year            Amount
--------------------
3/31/91         10000
91              10653
92              11487
93              12307
94              12277

Salomon Brothers Currency-Hedged World
Government Bond Index (1-3 years)
Year            Amount
--------------------
3/31/91         10000
91              10465
92              11327
93              11986
94              12210


The unmanaged Salomon Brothers Currency-Hedged World
Government Bond Index (1-3 years) consists of worldwide fixed-rate government bonds with one-to-three years to maturity. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect and fees or expenses.


-----------------------------------------------------------------
Returns and Per Share Information
-------------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly Periods ended October 31
----------------------------------

                        1991*  1992    1993    1994
                     -------------------------------
Net Asset Value...  $12.01  $11.84  $11.68  $10.78
Income Dividends..  $  .76  $ 1.08  $  .95  $  .87
Capital Gains
Dividends.........  $   --  $   --  $  .02  $   --
Fund Total
Return (%)........    6.65    7.83    7.14    -.25
Index Total
Return (%)........    5.56    7.56    6.08    1.87

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than when purchased. If the Advisor had not temporarily capped expenses, the average annual total return for the Fund for the one year and life of Fund would have been lower.

Portfolio Summary as of October 31, 1994
---------------------------------------------------------------------------
Market Exposure
---------------------------------------------------------------------------
                       Debt      Currency
                     Holdings    Exposure(a)
                     --------    -----------
Australia               7.7%       2.0%       We have maintained the
Belgium                 0.0       -4.1        Fund's conservative
Canada                  0.0        0.4        strategy by constructing
Chile                   2.4        2.4        a well-diversified
Czech                   0.3        0.3        portfolio representing
Denmark                 8.4        1.9        17 countries, while
ECU                     9.5        7.0        hedging the portfolio to
Finland                 0.0       -3.8        help manage the impact of
France                  8.2       -5.8        currency exchange
Germany                 3.1       -2.6        fluctuations.
Italy                   8.5        7.2
Japan                   0.0       -0.9
New Zealand             5.3        0.8
South Africa            2.6        2.6
Spain                   3.7        1.3
Sweden                  4.8        1.8
Switzerland             0.0       -2.6
Thailand                9.3        9.3
Turkey                  0.1        0.1
U.S.                   26.1       82.7
                      ------    ------
                      100.0%    100.0%
                      ======    ======

(a) Currency exposure after taking into account the effects of foreign currency options, futures, and forward contracts.

For more complete details about the Fund's Investment Portfolio, see page 9.
A monthly investment portfolio summary is available upon request.

SCUDDER SHORT TERM GLOBAL INCOME FUND
PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

Dear Shareholders,

     Throughout the year, rising interest rates around the world have caused bond prices to fall and exchange rates to fluctuate. The U.S.
Federal Reserve played a significant role in altering the direction of interest rates this year by initiating a series of increases in short-term interest rates. In early 1994, it was expected that the Fed's actions on short-term rates would help stabilize long-term rates (which are determined primarily by bond market activity) and keep inflation in check. As 1994 progressed, however, investors drove both short- and long-term global interest rates higher and bond prices lower, due in part to fears that inflation would escalate. Negative market sentiment was also exacerbated by the growing competition for--and therefore the rising cost of--capital among governments and corporations around the world.

     While Scudder Short Term Global Income Fund's performance for the fiscal year ended October 31, 1994, was affected by this challenging investment climate, the Fund has also provided a relatively high level of income, maintained a well-diversified portfolio, and taken actions to help reduce share-price volatility. Reflecting generally higher interest rates, the Fund provided a 30-day net annualized yield of 8.13% on October 31, 1994, compared with 6.63% on October 31, 1993. The Fund's net asset value declined to $10.78 per share on October 31, down from $11.68 at the end of the previous year. Fortunately, the $0.87 per share in distributions shareholders received during the year largely offset the price decline. Price change plus distributions translated into an essentially flat total return of -0.25% for the 12 months--above average for the category.

     According to Lipper Analytical Services, the average short world multimarket fund returned -0.66% for the 12 months. Lipper, which tracked 34 funds for the period, is an independent analyst of investment performance. The Fund's average annual total return for the three years ended October 31 was 4.84%, versus 2.55% on average for the 23 short world multimarket funds tracked by Lipper.

                         Defensive Investment Strategy

     At the beginning of the Fund's fiscal year, we expected short-term interest rates to decline throughout most of Europe, but anticipated some increase in U.S. interest rates. Consequently, we maintained the Fund's core holdings in high-yielding government bonds issued by Ireland, Italy, and Spain, and also kept the Fund heavily hedged to help protect against weakening local currencies. At present, much of the Fund's currency exposure is either to the dollar or dollar-linked emerging markets, as in Southeast Asia.

     As 1994 progressed, however, positive economic fundamentals were overwhelmed by worldwide concern about rising U.S. interest rates, which pushed global markets lower and weakened the dollar. Consequently, over the course of the year, our hedges lost money as European currencies strengthened against the dollar. Since U.S. tax law treats foreign currency losses as offsets to ordinary income, approximately 98% of the Fund's 1994 income payments will be treated as nontaxable distributions. In this year's challenging environment, we maintained the Fund's conservative strategy by structuring a well-diversified portfolio (17 countries as of October 31) and keeping a relatively short average effective maturity (2.1 years).

     The Fund's global investment strategy allows us to find markets where we believe the income stream from bond investments in relatively stable currencies has the potential to be higher than might be available from U.S. instruments. We believe this strategy enables the Fund to provide a degree of share-price stability while focusing on higher yield.

     Because we anticipate near-term currency volatility, we invested approximately 13% of the portfolio in the United States as of October 31. We invested another 13% in bonds issued by so-called dollar-block countries, namely Australia and New Zealand, to add stability to the portfolio. We also bought dollar-denominated bonds in Latin America and Europe that offer the interest-rate exposure of foreign markets without the risk of currency fluctuation.

                 Fiscal and Labor Policies in Denmark and Italy
                                Show Improvement

     At the end of the period, more than 40% of the Fund was invested in Europe, led by holdings in Denmark and Italy. We believe Denmark is one of the best-managed European countries in terms of its fiscal and labor markets. Indeed, our holdings in Denmark provided some of the best investment returns for the portfolio during the course of 1994. The political situation in Italy remains uncertain; however, we see signs of fundamental improvement in terms of fiscal management and moderating wage growth.

                         Shifting Portfolio Allocations

     Among the countries represented in the Fund, Germany is a small and recent addition. Until a few months ago, we had avoided Germany altogether because of its resistance to lowering interest rates. We are concerned about the German budget deficit, which continues to balloon because of the heavy cost of reunification, and will monitor the situation closely.

     We have also added small positions in the Czech Republic and South Africa. While these markets are not yet liquid enough to permit large core holdings, we are confident we have added positions that will make positive contributions to the Fund's long-term performance.

     At the same time, we have eliminated the Fund's positions in Greece and Malaysia. Greece has generated much income for the Fund in the recent past. But we believe the current economic and political climate is not sufficiently stable to warrant the additional risk. We withdrew from the Malaysian market following certain developments in the currency markets that called into question the near-term credibility of the Malaysian central bank.

                                 Looking Ahead

     Looking ahead, we expect interest rates to continue rising as an ever-expanding list of countries tries to attract scarce global capital for investment in financial markets and growing economies. The interest-rate environment will provide us with both investment opportunities and risks. Because of continued volatility in the currency markets, we will remain cautious and continue our dollar-based currency exposure. At the same time, we will also continue research into markets that we feel will add to your Fund's yield without significantly affecting share-price volatility.

     Sincerely,

     Your Portfolio Management Team

     /s/Margaret Craddock          /s/Gary P. Johnson
     Margaret Craddock             Gary P. Johnson

     /s/Lawrence Teitelbaum
     Lawrence Teitelbaum

                     Scudder Short Term Global Income Fund:
                          A Team Approach to Investing

     Scudder Short Term Global Income Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. Scudder believes its team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

     Lead Portfolio Manager Margaret Craddock has set the Fund's investment strategy and overseen its daily operation since she joined Scudder in 1991. Maggie has seven years of experience in global fixed-income research and investing. Gary P. Johnson, Portfolio Manager, concentrates on the Fund's hedging strategies and research, a role he has filled since the Fund commenced operations. Gary joined Scudder in 1987 and has worked with quantitative analysis and strategic trading since 1982. Lawrence Teitelbaum, Portfolio Manager, contributes expertise on global interest rates and currency strategies, a role he assumed when he joined Scudder in 1993. Larry has worked with global fixed-income investments and strategies since 1981.


SCUDDER SHORT TERM GLOBAL INCOME FUND                                  INVESTMENT PORTFOLIO  as of October 31, 1994
-------------------------------------------------------------------------------------------------------------------
                       % of               Principal                                                        Market
                    Portfolio            Amount                                                           Value ($)
-------------------------------------------------------------------------------------------------------------------
                      73.8%            FOREIGN DENOMINATED DEBT OBLIGATIONS
AUSTRALIAN DOLLARS     7.7%      AUD     53,625,000  Commonwealth of Australia, 12.5%, 1/15/98  . . . .  42,839,339
                                                                                                         ----------

CHILEAN PESOS          2.4%      CLP    626,144,783  Citibank indexed Time Deposit, 16.2%, 11/10/94  .   1,507,693
                                        542,658,812  Citibank indexed Time Deposit, 16.5%, 1/4/95(b) .   1,306,667
                                      2,401,068,663  Citibank indexed Time Deposit, 14.25%, 1/30/95(b)   5,781,528
                                        982,101,578  Citibank indexed Time Deposit, 14.5%, 2/6/95(b) .   2,364,800
                                        979,362,264  Citibank indexed Time Deposit, 14.45%, 5/3/95(b)    2,358,204
                                                                                                         ----------
                                                                                                         13,318,892
                                                                                                         ----------

CZECH KORUNA           0.3%      CSK     40,000,000  Czech Republic, 14.6%, 3/18/97   . . . . . . . . .   1,594,002
                                                                                                         ----------
DANISH KRONER          8.4%      DKK    154,000,000  Kingdom of Denmark, 6%, 2/10/96  . . . . . . . . .  25,643,438
                                         20,000,000  Kingdom of Denmark, 5.25%, 8/10/96 . . . . . . . .   3,259,004
                                        106,800,000  Kingdom of Denmark, 9%, 11/15/96 . . . . . . . . .  18,464,818
                                                                                                         ----------
                                                                                                         47,367,260
                                                                                                         ----------

DEUTSCHEMARKS          3.0%      DEM     24,000,000  Federal Republic of Germany, 8.25%, 7/21/97  . . .  16,550,404
                                                                                                         ----------

EUROPEAN CURRENCY
 UNITS                 9.5%      ECU      1,000,000  Nacional Financiera SNC, 10.25%, 3/11/97 . . . . .   1,264,355
                                          4,000,000  Republic of Turkey, 11.5%, 5/26/95 . . . . . . . .   5,044,744
                                         10,500,000  United Kingdom Treasury Bond, 8%, 1/23/96. . . . .  13,447,410
                                         28,000,000  United Kingdom Treasury Bond, 5.25%, 1/21/97 . . .  33,726,773
                                                                                                         ----------
                                                                                                         53,483,282
                                                                                                         ----------

FRENCH FRANCS          8.2%      FRF    240,000,000  Government of France, 6.5%, 10/12/96 . . . . . . .  46,107,777
                                                                                                         ----------
ITALIAN LIRE           8.5%      ITL 37,000,000,000  Republic of Italy, 8.5%, 1/1/97  . . . . . . . . .  22,878,212
                                     40,000,000,000  Republic of Italy, 8.5%, 4/1/97  . . . . . . . . .  24,546,006
                                                                                                         ----------
                                                                                                         47,424,218
                                                                                                         ----------

NEW ZEALAND
DOLLARS                5.3%      NZD     46,525,000  Government of New Zealand, 101%, 7/15/97   . . . .  29,427,416
                                                                                                         ----------
SOUTH AFRICAN RANDS    2.6%      ZAL     61,200,000  Republic of South Africa, 14%, 8/15/97 . . . . . .  14,538,806
                                                                                                         ----------
SPANISH PESETAS        3.7%      ESP  2,500,000,000  Kingdom of Spain, 11.85%, 8/30/96  . . . . . . . .  20,472,394
                                                                                                         ----------
SWEDISH KRONOR         4.8%      SEK    105,000,000  Kingdom of Sweden, Treasury Bill, 6/21/95  . . . .  13,891,528
                                         54,000,000  Kingdom of Sweden, Treasury Bill, 8/16/95  . . . .   7,040,943
                                         46,000,000  Kingdom of Sweden, Treasury Bill, 9/20/95  . . . .   5,942,730
                                                                                                         ----------
                                                                                                         26,875,201
                                                                                                         ----------
THAI BAHTS             9.3%      THB    140,000,000  Bank for Agriculture and Agricultural
                                                       Cooperatives, 6.24%, 12/24/96  . . . . . . . . .   5,217,349
                                        267,280,729  New South Wales Note, 1/27/95  . . . . . . . . . .  10,498,943
                                        915,000,000  New South Wales Medium Term Note,
                                                       8%, 6/23/95  . . . . . . . . . . . . . . . . . .  36,442,134
                                                                                                         ----------
                                                                                                         52,158,426
                                                                                                         ----------




   The accompanying notes are an integral part of the financial statments.

SCUDDER SHORT TERM GLOBAL INCOME FUND
--------------------------------------------------------------------------------------------------------------------

                      % of                 Principal                                                         Market
                   Portfolio              Amount                                                           Value ($)
--------------------------------------------------------------------------------------------------------------------
TURKISH LIRE         0.1%          TKL 26,400,000,000  Republic of Turkey Treasury Bill, 12/21/94 . . .      688,824
                                                                                                         -----------
                                                       TOTAL FOREIGN DENOMINATED DEBT
                                                         OBLIGATIONS (Cost $407,447,621)  . . . . . . .  412,846,241
                                                                                                         -----------
                                   ---------------------------------------------------------------------------------
                    26.1%          U.S. DOLLAR DENOMINATED DEBT OBLIGATIONS
                                   ---------------------------------------------------------------------------------

U.S. DOLLARS                       USD      1,201,000  Associates Corp. of North America, Commercial
                                                         Paper, 4.801%, 11/1/94 . . . . . . . . . . . .    1,201,000
                                            3,200,000  Argentina Bonos del Tesoro, Floating Rate
                                                         Bond, LIBOR, 5.319%, 5/31/96   . . . . . . . .    3,131,436
                                           15,785,000  Argentina Bonos del Tesoro, Floating Rate Bond,
                                                         LIBOR, 5%, 9/1/97  . . . . . . . . . . . . . .   15,110,426
                                              199,026  Federal Home Loan Mortgage Corp., REMIC,
                                                         Series 1543 PN, Interest only, 2/15/08 . . . .      751,932
                                            2,636,916  Federal Home Loan Mortgage Corp.,
                                                         Series 1223 C, 7.25%, 7/15/20  . . . . . . . .    2,603,955
                                            4,075,204  General Electric Capital Mortgage Services,
                                                         Inc. 1991-5 Series A (PT), 8.5%, 9/25/06*. . .    3,969,504
                                           17,300,000  Home Savings of America Subordinated Note,
                                                         10.5%, 6/12/97 . . . . . . . . . . . . . . . .   17,701,360
                                           12,500,000  ITT Financial Corp. Medium Term Note,
                                                         6.3%, 4/21/95  . . . . . . . . . . . . . . . .   12,223,750
                                            2,591,267  Merrill Lynch Mortgage Investors Inc. Series
                                                         1992-B Series 4 -A, 7.85%, 4/15/12 . . . . . .    2,579,114
                                           11,900,000  Queensland Treasury Corp. Medium Term Note,
                                                         12.1%, 7/8/95  . . . . . . . . . . . . . . . .   11,899,881
                                            4,500,000  RJR Nabisco Inc. Medium-Term Note, 6.8%,
                                                         9/1/01 . . . . . . . . . . . . . . . . . . . .    4,303,125
                                            3,500,000  Time Warner Inc., Ssenior Nnote, 7.45%, 2/1/98 .    3,395,000
                                           11,000,000  U.S. Treasury Note, 5.625%, 8/31/97  . . . . . .   10,590,938
                                            7,047,380  United Companies Financial Corp., Home Loan
                                                         Trust, Series 1993 B1, 6.075%, 7/25/14 . . . .    6,679,507
                                            3,525,000  United Mexican States Tesobonos, 1/12/95 . . . .    3,476,778
                                            6,374,000  United Mexican States Tesobonos, 1/26/95 . . . .    6,270,231
                                           17,319,000  United Mexican States Tesobonos, 4/20/95 . . . .   16,704,002
                                           15,000,000  United Mexican States Tesobonos, 8/3/95  . . . .   14,098,500
                                           10,000,000  United Savings Association of Texas, 98.05%,
                                                         5/15/98  . . . . . . . . . . . . . . . . . . .    9,475,000
                                                                                                         -----------
                                                       TOTAL U.S. DOLLAR DENOMINATED DEBT
                                                        OBLIGATIONS (Cost $149,169,353)   . . . . . . .  146,165,439
                                                                                                         -----------
                                                       TOTAL INVESTMENTS (Cost $556,616,974)  . . . . .  559,011,680
                                                                                                         -----------




   The accompanying notes are an integral part of the financial statments.

                                                                                                             INVESTMENT PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------

                      % of                 Principal                                                                      Market
                   Portfolio                Amount                                                                      Value ($)
---------------------------------------------------------------------------------------------------------------------------------
                                     --------------------------------------------------------------------------------------------
                      0.1%           PURCHASED OPTIONS
                                     --------------------------------------------------------------------------------------------
                                     AUD    20,900,000  Put on Australian Dollars, strike price
                                                         AUD.725, expiration date 11/28/94  . . . . . . . . .               6,270
                                     AUD    49,293,000  Put on Australian Dollars, strike price AUD.725,
                                                         expiration date 11/2/94  . . . . . . . . . . . . . .                  --
                                     USD    50,000,000  Put on 1 year Canadian Bankers' Acceptance
                                                         rates Trust BA, strike price 9.25%,
                                                         expiration  date 4/21/95   . . . . . . . . . . . . .             110,000
                                     CAD    64,000,000  Put on Canadian Dollars, strike price
                                                         CAD1.4103, expiration date 11/3/94   . . . . . . . .                  --
                                     DEM    63,000,000  Put on Deutschemarks, strike price DEM1.7,
                                                         expiration date 11/16/94   . . . . . . . . . . . . .                  --
                                     DEM    64,000,000  Put on Deutschemarks, strike price DEM1.71,
                                                         expiration date 11/17/94   . . . . . . . . . . . . .                  --
                                     DEM    54,180,000  Put on Deutschemarks, strike price DEM1.61,
                                                         expiration date 3/23/95  . . . . . . . . . . . . . .             189,630
                                     NZD    82,007,751  Put on New Zealand Dollars, strike price
                                                         NZD.5874, expiration date 12/15/94   . . . . . . . .              12,301
                                     ESP 2,540,000,000  Put on Spanish Pesetas vs Deutschemarks,
                                                         strike price ESP84.5, expiration date 12/15/94 . . .              37,146

                                          Number of
                                          Contracts
                                     --------------------------------------------------------------------------------------------
                                                   178  Put on December 1994 Eurodollar Futures,
                                                         strike price 94, expiration date 12/19/94  . . . . .              40,050
                                                   176  Put on March 1995 Eurodollar Futures, strike
                                                         price 93.75, expiration date 3/13/95 . . . . . . . .             132,000
                                                                                                                      -----------
                                                        TOTAL PURCHASED OPTIONS (Cost $3,564,656) . . . . . .             527,397
                                                                                                                      -----------

---------------------------------------------------------------------------------------------------------------------------------

                                                        TOTAL INVESTMENT PORTFOLIO -- 100.0%
                                                         (Cost $560,181,630) (a)  . . . . . . . . . . . . .           559,539,077
                                                                                                                      ===========

                                     (a)    The cost for federal income tax purposes was $560,707,823.  At October 31, 1994, net unrealized depreciation for all securities based on tax cost was $1,168,746.
                                            This consisted of  aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of  $8,262,666 and aggregate gross unrealized depreciation for all  securities in which there was an excess of tax cost over  market value of $9,431,412.
                                     (b)    Securities valued in good faith by the Valuation Committee of the Board of Directors.
                                            The cost of these securities at  October 31, 1994 aggregated $11,463,798. See
                                            Note A of the Notes to the Financial Statements.

   The accompanying notes are an integral part of the financial statments.

SCUDDER SHORT TERM GLOBAL INCOME FUND
--------------------------------------------------------------------------------

          ----------------------------------------------------------------------
          FUTURES
          ----------------------------------------------------------------------

        * At October 31, 1994, $2,150,802 par value of General Electric Capital Mortgage Services, Inc., 8.5%, 9/25/06 with a market value of $2,095,016 was pledged to cover initial margin requirements on open futures contracts.

           At October 31, 1994, open futures contracts purchased were as follows (Note A):
                                             Number of      Aggregate             Market
           Index               Expiration    Contracts   Face Value ($) (1)    Value ($) (1)
           -----               ----------    ---------   ------------------    -------------
           Euroyen . . . . .    Mar 1995       1,500        377,236,082         376,238,902
                                               =====        ===========         ===========
           Net unrealized depreciation on open futures contracts
           purchased  . . . . . . . . . . . . . . . . . . . . . . . . . .          (997,180)
                                                                                ------------

           At October 31, 1994, open futures contracts sold short were as follows (Note A):
                                             Number of      Aggregate             Market
           Index               Expiration    Contracts   Face Value ($) (1)    Value ($) (1)
           -----               ----------    ---------   ------------------    -------------
           Eurolira  . . . .    Dec 1994        75          11,003,321           11,084,171
           Eurolira  . . . .    Mar 1995        75          10,946,036           10,995,196
           Eurodollars . . .    Jun 1995       115          26,999,585           26,777,750
           Eurolira  . . . .    Jun 1995        75          10,895,657           10,928,159
           Eurodollars . . .    Sep 1995       115          26,939,550           26,680,000
           Eurolira  . . . .    Sep 1995        75          10,829,026           10,881,843
           Eurodollars . . .    Dec 1995       110          25,533,525           25,429,250
           Eurodollars . . .    Mar 1996       110          25,552,850           25,401,750
           Eurodollars . . .    Jun 1996       110          25,487,650           25,363,250
                                               ---         -----------          ------------
                                               860         174,187,200          173,541,369
                                               ===         ===========          ============
           Net unrealized appreciation on open futures contracts
           sold short  . . . . . . . . . . . . . . . . . . . . . . . . . . .        645,831
                                                                                ------------
           Total unrealized depreciation on open futures contracts . . . . .       (351,349)
                                                                                ============

           (1) For purposes of these tables, values of foreign denominated futures contracts have been translated into U.S. dollars using the period ended foreign exchange rates.


   The accompanying notes are an integral part of the financial statments.

                             INVESTMENT PORTFOLIO
-------------------------------------------------------------------------------


           --------------------------------------------------------------------
           WRITTEN OPTIONS
           --------------------------------------------------------------------

           At October 31, 1994 outstanding written options were as follows (Note A):

                              Principal
                               Amount        Expiration          Strike         Market
           Call Options        (000's)         Date              Price        Value ($)
           ------------      ----------------------------------------------------------
           AUD  . . . . . .      18,293        11/2/94             AUD.7419     36,623
           ITL vs DEM . . .  43,000,000        11/8/94      ITTL1017.00/DEM     42,876
           SEK vs DEM . . .     160,000       11/17/94        SEK4.8212/DEM    319,075
           AUD  . . . . . .      20,900       11/28/94            AUD./7396    131,670
           ESP vs DEM . . .   2,540,000       12/15/94         ESP82.81/DEM     60,784
           NZD  . . . . . .      35,500       12/15/94             NZD.6007    493,450
           JPY  . . . . . .     934,928        6/29/95             JPY95.89    383,320

                                      Number of
                                      Contracts
                                      ---------
           Eurodeutschemark
           Futures . . . . . . .        250         3/13/95       94.50      99,711

           3 year Australian
           Bond  . . . . . . . .        620        12/15/94       90.50     111,888

           Canadian Bankers'
           Acceptance  . . . . .         50        12/19/94       93.00      87,784
                                                                          ---------

           Total outstanding written options
             (Premiums received $2,172,372). . . . . . . . . . . . . .    1,767,181
                                                                          =========

           CURRENCY ABBREVIATIONS
           ----------------------------------------------------------------------------
           AUD      Australian Dollar         ITL       Italian Lira
           BEF      Belgian Franc             JPY       Japanese Yen
           GBP      British Pound             NZD       New Zealand Dollar
           CAD      Canadian Dollar           ZAL       South African Rand
           CLP      Chilean Peso              ESP       Spanish Peseta
           CSK      Czech Koruna              SEK       Swedish Krona
           DKK      Danish Krone              CHF       Swiss Franc
           ECU      European Currency Unit    THB       Thai Baht
           FRF      French Franc              TKL       Turkish Lira
           DEM      German Deutschemark       USD       United States Dollar

   The accompanying notes are an integral part of the financial statments.

SCUDDER SHORT TERM GLOBAL INCOME FUND
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

          ----------------------------------------------------------------------
          STATEMENT OF ASSETS AND LIABILITIES
          -------------------------------------------------------------------------------------------------------------------------

          OCTOBER 31, 1994
          -------------------------------------------------------------------------------------------------------------------------
          ASSETS
          Investments, at market (identified cost $556,616,974) (Note A) . . . . . .                       $ 559,011,680
          Purchased options, at market (identified cost $3,564,656) (Note A). . . . . . . . . .                             527,397
          Cash  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                 639
          Foreign currency, at market (identified cost $1,875,771) (Note A) . . . . . . . . . .                           1,908,455
          Forward foreign currency exchange contracts to buy, at market
           (contract cost $108,474,575) (Notes A and E) . . . . . . . . . . . . . . . . . . . .                         112,113,732
          Receivable on forward foreign currency exchange contracts
           to sell (Notes A and E)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         365,049,710
          Receivable on investment sold . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          36,646,644
          Interest receivable   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          13,784,207
          Receivable on fund shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . .                             506,342
          Daily variation margin on open futures contracts (Note A) . . . . . . . . . . . . . .                              17,250
          Deferred organization expenses (Note A) . . . . . . . . . . . . . . . . . . . . . . .                              15,524
          Other assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                              35,015
                                                                                                                      -------------
             Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       1,089,616,595
          LIABILITIES
          Payables:
           Investments purchased  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $ 29,471,820
           Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,484,641
           Fund shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,027,672
           Accrued management fee (Note C)  . . . . . . . . . . . . . . . . . . . . . . . . . .            330,444
           Other accrued expenses (Note C)  . . . . . . . . . . . . . . . . . . . . . . . . . .            346,704
           Foreign currency due to broker, at market (Note A) . . . . . . . . . . . . . . . . .          1,212,771
           Written options, at market (premiums received $2,172,372) (Note A) . . . . . . . . .          1,767,181
           Net payable on closed forward foreign currency exchange contracts (Note A) . . . . .          3,121,164
           Payable for forward foreign currency exchange contracts to buy (Notes A and E) . . .        108,474,575
           Payable for forward foreign currency exchange contracts to sell
             (contract cost $365,049,710) (Notes A and E) . . . . . . . . . . . . . . . . . . .        379,450,405
                                                                                                      ------------
             Total liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         529,687,377
                                                                                                                      -------------
           Net assets, at market value  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        $559,929,218
                                                                                                                      =============
          NET ASSETS
          Net assets consist of:
           Unrealized appreciation (depreciation) on:
             Investments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       $   2,394,706
             Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          (2,632,068)
             Futures contracts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                            (351,349)
             Foreign currency related transactions  . . . . . . . . . . . . . . . . . . . . . .                         (10,412,025)
           Accumulated net realized loss (Note F) . . . . . . . . . . . . . . . . . . . . . . .                          (5,071,829)
           Capital stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                             519,600
           Additional paid-in capital (Note F)  . . . . . . . . . . . . . . . . . . . . . . . .                         575,482,183
                                                                                                                      -------------
          Net assets, at market value . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       $ 559,929,218
                                                                                                                      =============
          NET ASSET VALUE, offering and redemption price per share
           ($559,929,218/51,959,978 shares of capital stock
           outstanding, $.01 par value, 300,000,000 shares authorized)  . . . . . . . . . . . .                              $10.78
                                                                                                                             ======

The accompanying notes are an integral part of the financial statments.

                                                            FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
----------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 1994
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest (net of foreign taxes withheld of $742,470)  . . . . . . . .                 $ 67,681,085
Expenses:
Management fee (Note C) . . . . . . . . . . . . . . . . . . . . . . .   $  4,625,076
Services to shareholders (Note C) . . . . . . . . . . . . . . . . . .      1,521,715
Directors' fees and expenses (Note C) . . . . . . . . . . . . . . . .         42,932
Custodian fees  . . . . . . . . . . . . . . . . . . . . . . . . . . .      1,039,249
Reports to shareholders . . . . . . . . . . . . . . . . . . . . . . .        190,308
Auditing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        101,329
Legal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         66,662
State registration fees . . . . . . . . . . . . . . . . . . . . . . .         67,670
Amortization of organization expenses (Note A)  . . . . . . . . . . .         11,706
Interest (Note D) . . . . . . . . . . . . . . . . . . . . . . . . . .         20,424
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         40,140     7,727,211
                                                                        --------------------------
Net investment income . . . . . . . . . . . . . . . . . . . . . . . .                   59,953,874
                                                                                      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
 Investments  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     (7,057,339)
 Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    (12,752,469)
 Futures contracts  . . . . . . . . . . . . . . . . . . . . . . . . .      3,787,162
 Foreign currency related transactions. . . . . . . . . . . . . . . .    (36,924,956)  (52,947,602)
                                                                        ------------  ------------
Net unrealized appreciation (depreciation) during the period on:
 Investments  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5,537,241
 Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1,077,116
 Futures contracts  . . . . . . . . . . . . . . . . . . . . . . . . .     (1,794,347)
 Foreign currency related transactions  . . . . . . . . . . . . . . .    (17,137,912)  (12,317,902)
                                                                        ------------  ------------
Net loss on investment transactions . . . . . . . . . . . . . . . . .                  (65,265,504)
                                                                                      ------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS  . . . . . . . .                 $ (5,311,630)
                                                                                      ============

The accompanying notes are an integral part of the financial statments.

SCUDDER SHORT TERM GLOBAL INCOME FUND
--------------------------------------------------------------------------------

        ------------------------------------------------------------------------------------------------------------
        STATEMENTS OF CHANGES IN NET ASSETS
        ------------------------------------------------------------------------------------------------------------

                                                                                         YEARS ENDED OCTOBER 31,
                                                                                    --------------------------------
        INCREASE (DECREASE) IN NET ASSETS                                                1994              1993
        ------------------------------------------------------------------------------------------------------------
        Operations:
        Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . .   $   59,953,874    $  87,265,028

        Net realized loss from investment transactions  . . . . . . . . . . . . .      (52,947,602)     (14,059,490)
        Net unrealized depreciation on investment transactions
         during the period  . . . . . . . . . . . . . . . . . . . . . . . . . . .       12,317,902)      (2,432,002)
                                                                                    --------------    -------------
        Net increase (decrease) in net assets resulting from operations . . . . .       (5,311,630)      70,773,536
                                                                                    --------------    -------------
        Distributions to shareholders from:
         Net investment income ($.02 and $.95 per share)  . . . . . . . . . . . .       (1,254,033)     (87,265,028)
                                                                                    --------------    -------------
         Net realized gains from investment transactions ($.02 per share) . . . .               --       (1,930,308)
                                                                                    --------------    -------------
         Tax return of capital distribution ($.85 per share). . . . . . . . . . .      (58,437,746)              --
                                                                                    --------------    -------------
        Fund share transactions:
        Proceeds from shares sold . . . . . . . . . . . . . . . . . . . . . . . .      212,114,019      506,619,737
        Net asset value of shares issued to
         shareholders in reinvestment of distributions  . . . . . . . . . . . . .       45,034,626       66,970,854
        Cost of shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . .     (673,153,473)    (883,422,065)
                                                                                    --------------    -------------
        Net decrease in net assets from Fund share transactions . . . . . . . . .     (416,004,828)    (309,831,474)
                                                                                    --------------    -------------

        DECREASE IN NET ASSETS  . . . . . . . . . . . . . . . . . . . . . . . . .     (481,008,237)    (328,253,274)
        Net assets at beginning of period . . . . . . . . . . . . . . . . . . . .    1,040,937,455    1,369,190,729
                                                                                    --------------    -------------
        NET ASSETS AT END OF PERIOD . . . . . . . . . . . . . . . . . . . . . . .   $  559,929,218   $1,040,937,455
                                                                                    ==============    =============
        OTHER INFORMATION
        INCREASE (DECREASE) IN FUND SHARES
        Shares outstanding at beginning of period . . . . . . . . . . . . . . . .       89,107,607      115,606,640
                                                                                    --------------    -------------
        Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       18,796,142       43,147,306
        Shares issued to shareholders in reinvestment
         of distributions   . . . . . . . . . . . . . . . . . . . . . . . . . . .        4,010,556        5,700,572
        Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (59,954,327)     (75,346,911)
                                                                                    --------------    -------------
        Net decrease in Fund shares . . . . . . . . . . . . . . . . . . . . . . .      (37,147,629)     (26,499,033)
                                                                                    --------------    -------------
        Shares outstanding at end of period . . . . . . . . . . . . . . . . . . .       51,959,978       89,107,607
                                                                                    ==============    =============

The accompanying notes are an integral part of the financial statments.

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                                                           FOR THE PERIOD
                                                                                                           MARCH 1, 1991
                                                                                                           (COMMENCEMENT
                                                                       YEARS ENDED OCTOBER 31,             OF OPERATIONS)
                                                          ----------------------------------------------   TO OCTOBER 31,
                                                             1994             1993               1992          1991
                                                          ----------------------------------------------   --------------

Net asset value, beginning of period  . . . . . . . . . .   $11.68           $11.84             $12.01          $12.00
                                                            ------           ------             ------          ------
Income from investment operations:
 Net investment income (a)  . . . . . . . . . . . . . . .      .87              .95               1.08             .76
 Net realized and unrealized gain (loss) on investment
   transactions . . . . . . . . . . . . . . . . . . . . .     (.90)            (.14)              (.17)            .01
                                                            ------           ------             ------          ------
Total from investment operations  . . . . . . . . . . . .     (.03)             .81                .91             .77
                                                            ------           ------             ------          ------
Less distributions from:
 Net investment income  . . . . . . . . . . . . . . . . .     (.02)            (.95)             (1.08)           (.76)
 Net realized gains on investments  . . . . . . . . . . .       --             (.02)                --              --
 Tax return of capital distribution   . . . . . . . . . .     (.85)              --                 --              --
                                                            ------           ------             ------          ------
Total distributions . . . . . . . . . . . . . . . . . . .     (.87)            (.97)             (1.08)           (.76)
                                                            ------           ------             ------          ------
Net asset value, end of period  . . . . . . . . . . . . .   $10.78           $11.68             $11.84          $12.01
                                                            ======           ======             ======          ======
TOTAL RETURN (%)  . . . . . . . . . . . . . . . . . . . .     (.25)            7.14               7.83            6.65**
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)  . . . . . . . . .      560            1,041              1,369             205
Ratio of operating expenses, net to average daily
 net assets (%) (a)   . . . . . . . . . . . . . . . . . .     1.00             1.00               1.00            1.00*
Ratio of net investment income to average daily
 net assets (%)   . . . . . . . . . . . . . . . . . . . .     7.76             8.10               8.94            9.97*
Portfolio turnover rate (%) . . . . . . . . . . . . . . .    272.4            259.8              274.2            26.1*
(a) Reflects a per share amount of management fee not
    imposed by the Adviser  . . . . . . . . . . . . . . .   $  .02           $  .01             $  .03          $  .06
   Operating expense ratio including management fee and
    other expenses not imposed (%)  . . . . . . . . . . .     1.15             1.11               1.23            1.89*

*    Annualized
**   Not annualized

SCUDDER SHORT TERM GLOBAL INCOME FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

A. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

Scudder Short Term Global Income Fund (the "Fund") is a non-diversified series of Scudder Global Fund, Inc., a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

SECURITY VALUATION. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors. Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $11,811,199 (2.1% of net assets) and have been noted in the investment portfolio as of October 31, 1994. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

OPTIONS. The Fund may write (sell) exchange-listed and over-the-counter call and put options on securities, currencies and other financial instruments. When the Fund writes a call, it gives the purchaser of the call option the right to buy the underlying security or currency at the price specified in the option (the "exercise price") at any time during the option period, generally ranging up to nine months for American style options and for European style options at the expiration date. When the Fund writes a put option, it gives the purchaser of the put option the right to sell the underlying security or currency to the Fund at the exercise price at any time during the option period, generally ranging up to nine months for American style options and for European style options at the expiration date. If the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security or currency to the option holder or purchase the underlying security or currency from the option holder at the exercise price. Certain options,

                                                  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

including options on indices will require cash settlement by the Fund if the option is exercised. By writing a call option, the Fund foregoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. By writing a put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. The liability representing the Fund's obligation under an exchange traded written call or put option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price if no bid and asked price are available. Over-the-counter written options are valued using dealer supplied valuations.

In addition, the Fund may purchase, singly and in combination, call and put options on securities, currencies and securities indices. Exchange traded purchased options are valued at the last sales price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent bid price if no bid and asked prices are available. Over-the-counter purchased options are valued using dealer supplied valuations.

OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write (sell) call and put options on futures contracts which are traded for bona fide hedging purposes. Options on futures contracts will be valued in accordance with the security and options valuation policies described above.

FUTURES CONTRACTS. The Fund may enter into interest rate, securities index and currency futures contracts for bona fide hedging purposes. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day for U.S. futures contracts (periodically for foreign futures), dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price. Certain risks may arise upon entering into futures contracts from the contingency of imperfect market conditions.

SCUDDER SHORT TERM GLOBAL INCOME FUND
--------------------------------------------------------------------------------

INDEXED SECURITIES. Indexed securities held by the Fund are investments whose value is indexed to another financial instrument, index, currency, or commodity (the "reference instrument"). For principal indexed securities, the principal amount payable at maturity may be more or less than the amounts shown depending on fluctuations in the value of the reference instrument. For coupon indexed securities, the principal amount payable at maturity is fixed. However, the coupon is indexed to the reference instrument. The price sensitivity of these securities may be greater than that of non-indexed securities with similar maturities.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. In connection with portfolio purchases and sales of securities denominated in a foreign currency, the Fund may enter into forward foreign currency exchange contracts ("contracts"). Additionally, the Fund may enter into contracts to hedge certain other foreign currency denominated assets. Contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Realized and unrealized gains and losses arising from such transactions are included in net realized and unrealized gain (loss) from foreign currency related transactions.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

       (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

       (ii) purchases and sales of investment securities, interest income and certain expenses at the daily rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the accrual and payment dates on interest and foreign withholding taxes.

                                                  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required.

At October 31, 1994, the Fund had a net tax basis capital loss carryforward of approximately $4,462,620, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2002, whichever occurs first.

DISTRIBUTION OF INCOME AND GAINS. Distribution of net investment income is declared as a dividend to shareholders of record as of the close of business each day and is distributed to shareholders monthly. During any particular year net realized gains and certain unrealized gains (which for federal income tax reporting purposes may be considered realized) from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders.
An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in options, futures, forward foreign currency contracts and foreign currency denominated investments. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

ORGANIZATION COSTS. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

OTHER. Investment security transactions are accounted for on a trade date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All discounts are accreted for both tax and financial reporting purposes.

SCUDDER SHORT TERM GLOBAL INCOME FUND
--------------------------------------------------------------------------------

B. PURCHASES AND SALES OF SECURITIES
--------------------------------------------------------------------------------

During the year ended October 31, 1994, purchases and sales (including maturities) of investment securities (excluding short-term investments) aggregated $1,586,900,677 and $1,823,694,859, respectively.

The aggregate face value of futures contracts opened and closed during the year ended October 31, 1994 was $6,428,929,506 and $6,878,764,411, respectively.

Transactions in written options for the year ended October 31, 1994 are summarized as follows:
                                                   OPTIONS ON CURRENCIES (000 OMITTED)
                                                   -----------------------------------
                           NUMBER OF
                           CONTRACTS     PREMIUMS        AUD           CAD          CHF          DEM           PREMIUMS
                           ----------------------------------------------------------------------------------------------
      Beginning
      of Period. . .            --            --           --         45,000       72,100           --       $ 1,265,750

      Written  . . .         1,770       855,957      266,817        351,468      442,200      201,747        10,663,976
      Closed   . . .          (850)     (453,623)    (129,328)      (155,602)    (316,200)    (201,747)       (6,665,966)
      Exercised. . .            --            --      (73,102)      (155,157)    (198,100)          --        (4,277,620)
      Expired  . . .            --            --      (25,194)       (85,709)          --           --          (549,803)
                             -----      --------     --------       --------     --------     --------         ---------
      End of
      Period   . . .           920       402,334       39,193             --           --           --       $   436,337
                             =====      ========     ========       ========     ========     ========       ===========

                                                   OPTIONS ON CURRENCIES (000 OMITTED)
                                                   -----------------------------------
                            ESP            FRF        ITL              JPY         NZD         SEK          PREMIUMS
                        ----------------------------------------------------------------------------------------------
      Beginning
      of Period  . .            --            --           --            --           --           --      $        --

      Written  . . .     5,300,000       255,000   29,000,000       934,928      232,133    1,120,500        4,229,540
      Closed . . . .    (3,700,000)           --           --            --      (89,000)    (500,000)      (1,182,846)
      Exercised. . .            --            --           --            --     (107,633)    (248,000)        (949,459)
      Expired  . . .    (1,600,000)     (255,000) (29,000,000)           --           --     (372,500)      (1,377,435)
                        ----------      --------  -----------       -------     --------    ---------      -----------

      End of
      Period   . . .            --            --           --       934,928       35,500           --      $   719,800
                        ==========      ========  ===========       =======     ========    =========      ===========

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                               OPTIONS ON CURRENCIES (000 OMITTED)
                               ----------------------------------

                   ESP/DEM       GBP/DEM      ITL/DEM        SEK/DEM       PREMIUMS
                 -------------------------------------------------------------------
Beginning
of Period. . . .         --           --             --            --     $       --

Written. . . . .  8,640,000       32,100    220,045,900     1,636,500      3,989,273

Closed . . . . .   (800,000)          --             --      (788,000)     (1009,833)

Exercised. . . .         --           --   (107,045,900)     (442,500)    (1,241,569)

Expired. . . . . (5,300,000)     (32,100)   (70,000,000)     (246,000)    (1,123,970)
                 ----------      -------   ------------     ---------     ----------
End of
Period . . . . .  2,540,000           --     43,000,000       160,000     $  613,901
                 ==========      =======   ============     =========     ==========

C.  RELATED PARTIES
--------------------------------------------------------------------------------
Under the Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund has agreed to pay to the Adviser a fee equal to an annual rate of 0.75% of the first $1,000,000,000 of average daily net assets and 0.70% of such assets in excess of $1,000,000,000 computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Agreement also provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. The Adviser has agreed not to impose all or a portion of its management fee until February 28, 1995, and during such period to maintain the annualized expenses of the Fund at not more than 1.00% of average daily net assets. For the year ended October 31, 1994, the Adviser did not impose a portion of its management fee aggregating $1,176,118 and the amount imposed aggregated $4,625,076, which was equivalent to an annual effective rate of 0.60% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a wholly-owned subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended October 31, 1994, the amount charged by SSC aggregated $1,083,858, of which $65,804 is unpaid at October 31, 1994.

SCUDDER SHORT TERM GLOBAL INCOME FUND
--------------------------------------------------------------------------------

The Fund pays each Director not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the year ended October 31, 1994, Directors' fees and expenses aggregated $42,932.

D.  SHORT-TERM DEBT
--------------------------------------------------------------------------------
During the year ended October 31, 1994, the Fund periodically borrowed amounts from a bank at the existing prime rates. The arrangement with the bank allows the Fund to borrow a maximum amount based on net asset value. There were no month-end borrowings outstanding during the year ended October 31, 1994.

During the year ended October 31, 1994, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) was $5,225,500 with a weighted average interest rate of
6.55. Interest expense for the year ended October 31, 1994 was $20,424 (less than $.01 per share).

E.  COMMITMENTS
--------------------------------------------------------------------------------
As of October 31, 1994, the Fund had entered into the following forward foreign currency exchange contracts resulting in net unrealized depreciation of $10,761,538

                                                                                            NET UNREALIZED
                                                                                             APPRECIATION
                                                                                            (DEPRECIATION)
                    CONTRACTS TO DELIVER       IN EXCHANGE FOR       SETTLEMENT DATE           (U.S.$)
                   ----------------------  ----------------------   -------------------     ------------
                   USD             20,695  DEM             31,250        11/1/94                     82
                   JPY          3,750,000  USD             38,481        11/1/94                   (234)
                   CSK         36,138,229  USD          1,314,117        11/4/94                 (1,052)
                   FRF        405,119,610  USD         76,041,017   11/7/94 to 11/16/94      (2,595,253)
                   GBP         22,163,386  USD         33,998,635        11/8/94             (2,245,660)
                   USD         34,386,181  GBP         22,163,386        11/8/94              1,875,904
                   AUD         17,232,275  USD         12,709,998   11/14/94 to 11/28/94       (70,537)
                   ITL         13,972,300  USD              8,837       11/14/94                   (231)
                   DKK        217,803,080  USD         35,902,567    11/17/94 to 1/6/95      (1,034,332)
                   FIM         98,284,506  USD         20,628,504       11/17/94               (714,958)
                   USD         44,956,185  DEM         69,273,171   11/21/94 to 1/18/95       1,119,116
                   USD          2,011,514  CAD          2,725,601       11/28/94                  3,718
                   NZD          6,285,700  USD          3,835,911       11/28/94                (28,882)
                   CHF         52,760,170  USD         39,808,849   12/15/94 to 3/13/95     (2,342,048)
                   ECU         11,343,792  USD         13,977,820       12/15/94               (388,684)
                   BEF        720,097,000  USD         21,320,415       12/19/94             (1,965,835)
                   DEM        162,972,292  USD        105,464,559   1/18/95 to 3/14/95       (3,012,989)
                   USD         27,100,000  CHF         34,692,065        2/3/95                 640,337
                                                                                            -----------
                                                                                            (10,761,538)
                                                                                            ===========

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


F.  RECLASSIFICATION OF CAPITAL ACCOUNTS
--------------------------------------------------------------------------------
As required, effective November 1, 1993, the Fund has adopted the provisions of Statement of Position 93-2 "Determination, Disclosure and Financial
Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies (SOP)." In implementing the SOP, the Fund has reclassified $10,832,234 to increase distributions in excess of net investment income, $38,912,438 to decrease accumulated net realized loss and $28,080,204 to decrease additional paid-in capital. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to differences in the characterization of certain foreign currency related gains and losses under federal tax regulations versus generally accepted accounting principles. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

SCUDDER SHORT TERM GLOBAL INCOME FUND
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS OF SCUDDER GLOBAL FUND, INC. AND TO THE SHAREHOLDERS OF SCUDDER SHORT TERM GLOBAL INCOME FUND:

We have audited the accompanying statement of assets and liabilities of Scudder Short Term Global Income Fund including the investment portfolio, as of October 31, 1994, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period March 1, 1991 (commencement of operations) to October 31, 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1994, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Short Term Global Income Fund as of October 31, 1994, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period March 1, 1991 (commencement of operations) to October 31, 1991 in conformity with generally accepted accounting principles.

Boston, Massachusetts                             COOPERS & LYBRAND L.L.P.
December 20, 1994

                                                                TAX INFORMATION
--------------------------------------------------------------------------------

The Fund paid foreign taxes of $742,470 and the Fund recognized $1,996,503 of foreign source income during the taxable year ended October 31, 1994. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $.014 per share of foreign taxes paid and $.038 of gross income earned from foreign sources in the taxable year ended October 31, 1994.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Service Representative at 1-800-225-5163.

                     (This page intentionally left blank.)

OFFICERS AND DIRECTORS
--------------------------------------------------------------------------------

Edmond D. Villani*
     Chairman of the Board and Director

Nicholas Bratt*
     President and Director

Paul Bancroft III
     Director

Thomas J. Devine
     Director

William H. Gleysteen, Jr.
     Director

William H. Luers
     Director

Robert W. Lear
     Honorary Director; Executive-in-Residence, Columbia University Graduate School of Business

Daniel Pierce*
     Director and Vice President

Robert G. Stone, Jr.
     Director

Jerard K. Hartman*
     Vice President

Thomas W. Joseph*
     Vice President

David S. Lee*
     Vice President and Assistant Treasurer

Douglas M. Loudon*
     Vice President

Thomas F. McDonough*
     Vice President and Secretary

Pamela A. McGrath*
     Vice President and Treasurer

Gerald J. Moran*
     Vice President

Edward J. O'Connell*
     Vice President and Assistant Treasurer

Juris Padegs*
     Vice President and Assistant Secretary

Kathryn L. Quirk*
     Vice President and Assistant Secretary

Cornelia Small*
     Vice President

Lawrence Teitelbaum*
     Vice President

Coleen Downs Dinneen*
     Assistant Secretary

*Scudder, Stevens & Clark, Inc.

INVESTMENT PRODUCTS AND SERVICES
--------------------------------------------------------------------------------

The Scudder Family of Funds
Money market                                                     Income
     Scudder Cash Investment Trust                                    Scudder Emerging Markets Income Fund
     Scudder U.S. Treasury Money Fund                                 Scudder GNMA Fund
Tax free money market+                                                Scudder Income Fund
     Scudder Tax Free Money Fund                                      Scudder International Bond Fund
     Scudder California Tax Free Money Fund*                          Scudder Short Term Bond Fund
     Scudder New York Tax Free Money Fund*                            Scudder Short Term Global Income Fund
Tax free+                                                             Scudder Zero Coupon 2000 Fund
     Scudder California Tax Free Fund*                           Growth
     Scudder High Yield Tax Free Fund                                 Scudder Capital Growth Fund
     Scudder Limited Term Tax Free Fund                               Scudder Development Fund
     Scudder Managed Municipal Bonds                                  Scudder Global Fund
     Scudder Massachusetts Limited Term Tax Free Fund*                Scudder Global Small Company Fund
     Scudder Massachusetts Tax Free Fund*                             Scudder Gold Fund
     Scudder Medium Term Tax Free Fund                                Scudder Greater Europe Growth Fund
     Scudder New York Tax Free Fund*                                  Scudder International Fund
     Scudder Ohio Tax Free Fund*                                      Scudder Latin America Fund
     Scudder Pennsylvania Tax Free Fund*                              Scudder Pacific Opportunities Fund
Growth and Income                                                     Scudder Quality Growth Fund
     Scudder Balanced Fund                                            Scudder Value Fund
     Scudder Growth and Income Fund                                   The Japan Fund

Retirement Plans and Tax-Advantaged Investments
--------------------------------------------------------------------------------------------------------------------
     IRAs                                                        403(b) Plans
     Keogh Plans                                                 SEP-IRAs
     Scudder Horizon Plan+++* (a variable annuity)               Profit Sharing and Money Purchase
     401(k) Plans                                                     Pension Plans

Closed-end Funds#
--------------------------------------------------------------------------------------------------------------------
     The Argentina Fund, Inc.                                    The Latin America Dollar Income Fund, Inc.
     The Brazil Fund, Inc.                                       Montgomery Street Income Securities, Inc.
     The First Iberian Fund, Inc.                                Scudder New Asia Fund, Inc.
     The Korea Fund, Inc.                                        Scudder New Europe Fund, Inc.
                                                                 Scudder World Income
                                                                      Opportunities Fund, Inc.

Institutional Cash Management
--------------------------------------------------------------------------------------------------------------------
     Scudder Institutional Fund, Inc.
     Scudder Fund, Inc.
     Scudder Treasurers Trust(tm)++

For complete information on any of the above Scudder funds,  including  management fees and expenses,  call or write for a free prospectus. Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal,  state and local taxes. *Not available in all states. +++A no-load variable annuity contract  provided by Charter  National Life  Insurance  Company and its affiliate,  offered by Scudder's  insurance agencies,  1-800-225-2470.  #These funds,  advised by Scudder,  Stevens & Clark,  Inc.,  are traded on various stock exchanges. ++For information on Scudder Treasurers Trust(tm), an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc. ($100,000 minimum), call: 1-800-541-7703.

HOW TO CONTACT SCUDDER
--------------------------------------------------------------------------------

Account Service and Information
--------------------------------------------------------------------------------
     For existing account service and transactions

          SCUDDER SERVICE CORPORATION
          1-800-225-5163

     For account updates, prices, yields, exchanges and redemptions

          SCUDDER AUTOMATED INFORMATION LINE (SAIL)
          1-800-343-2890

Investment Information
--------------------------------------------------------------------------------
     To receive information about the Scudder funds, for additional applications and prospectuses, or for investment questions

          SCUDDER INVESTOR INFORMATION
          1-800-225-2470

     For establishing Keogh, 401(k) and 403(b) plans

     SCUDDER GROUP RETIREMENT SERVICES
          1-800-323-6105

Please address all correspondence to
--------------------------------------------------------------------------------
          THE SCUDDER FUNDS
          P.O. BOX 2291
          BOSTON, MASSACHUSETTS
          02107-2291

Or stop by a Scudder Funds Center
--------------------------------------------------------------------------------
     Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Funds Center near you--they can be found in the following cities:

          Boca Raton
          Boston
          Chicago
          Cincinnati
          Los Angeles
          New York
          Portland, OR
          San Diego
          San Francisco
          Scottsdale
--------------------------------------------------------------------------------
For information on Scudder Treasurers Trust(tm), an institutional cash management service for corporations, non-profit organizations and trusts which utilizes certain portfolios of Scudder Fund, Inc.* ($100,000 minimum), call: 1-800-541-7703.

For information on Scudder Institutional Funds,* funds designed to meet the broad investment management and service needs of banks and other institutions, call: 1-800-854-8525.

--------------------------------------------------------------------------------
     Scudder Investor Information and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

* Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Celebrating 75 Years of Serving Investors
--------------------------------------------------------------------------------

     This year marks the 75th anniversary of the founding of Scudder, Stevens & Clark, Inc., investment adviser for the Scudder Funds. Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer 36 pure no load(tm) funds, including the first international mutual fund offered to U.S. investors.

     Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped Scudder become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our longstanding principles: managing money with integrity and distinction, keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

Scudder
Emerging Markets
Income Fund

Annual Report
October 31, 1994

* For investors seeking high current income and, secondarily, long-term capital appreciation from a professionally managed portfolio consisting primarily of high-yielding debt securities issued in emerging markets.

* A pure no-load(tm) fund with no commissions to buy, sell, or exchange shares.

SCUDDER EMERGING MARKETS INCOME FUND
--------------------------------------------------------------------------------

CONTENTS

   2 Highlights

   3 Letter from the Fund's Chairman

   4 Performance Update

   5 Portfolio Summary

   6 Portfolio Management Discussion

  11 Investment Portfolio

  15 Financial Statements

  18 Financial Highlights

  19 Notes to Financial Statements

  24 Report of Independent Accountants

  25 Officers and Directors

  26 Investment Products and Services

  27 How to Contact Scudder

HIGHLIGHTS

* Interest rates rose substantially in the United States and abroad during 1994, driving down global bond prices. Emerging debt markets felt the additional pressure of heavy selling by speculative investors and returned -12.23% from December 31, 1993, through October 31, 1994.

* Scudder Emerging Markets Income Fund outperformed emerging debt markets overall, but still felt the effects of the market's decline, posting a -3.54% return from its inception on December 31 through October 31.

* The Fund's yield increased as its cash position was invested and interest rates rose. The Fund closed the annual period with a 30-day net annualized yield of 9.13%, despite cash holdings totaling 16% of the portfolio.

* Latin American holdings continue to comprise the bulk of the portfolio, but where possible, your portfolio management team worked to diversify Fund holdings in areas like Eastern Europe and Africa. By October 31, 21 countries were represented in the portfolio.

LETTER FROM THE FUND'S CHAIRMAN
--------------------------------------------------------------------------------

Dear Shareholders,

     Interest rates continued to rise in the third quarter of 1994 but at a slower rate than in the first half of the year. Even so, investors' fear of higher inflation remains a problem for the bond market. Throughout the year, investors have reacted swiftly to reports of robust economic growth in the United States, pushing bond prices lower and yields on long-term securities higher as a result.

     In the months ahead, interest rates may move higher in the face of continued monetary tightening by the Federal Reserve. In addition, with finite savings around the world, capital to invest in financial markets and growing economies is increasingly in short supply, adding upward pressure to interest rates as countries compete for savings by offering attractive lending rates.

     What does this mean for fixed-income investors? In the near term, current yields will likely make up most of your Fund's total return. On the plus side, because interest rates are now higher, investors are currently receiving more income. Because rising interest rates could detract from bond price performance (since bond prices move in the opposite direction of interest rates), our investment strategy will focus on providing a competitive level of income, while balancing changing bond prices with an emphasis on capital preservation. Your Fund's investment team also plans to seek out potential opportunities in anticipation of an expected 1995 peak in inflation and an eventual turnaround in the trend of bond prices.

     Please call Scudder Investor Information at 1-800-225-2470 if you have questions about your Fund or other Scudder investments. Page 27 contains more information on how to contact Scudder. Thank you for choosing Scudder Emerging Markets Income Fund to help meet your investment needs.

                                   Sincerely

                                   /s/Edmond D. Villani
                                   Edmond D. Villani
                                   Chairman,
                                   Scudder Emerging Markets Income Fund

Scudder Emerging Markets Income Fund
Performance Update as of October 31, 1994
-----------------------------------------------------------------
Growth of a $10,000 Investment
------------------------------------------------------------------
Scudder Emerging Markets Income Fund
----------------------------------------
                     Total Return
  Period   Growth    -------------
   Ended     of               Average
10/31/94  $10,000  Cumulative  Annual
--------- -------  ----------  -------
Life of
Fund*     $ 9,646    -3.54%       -%

JP Morgan Composite Emerging Markets
Bond/Latin Eurobond Index
--------------------------------------
                     Total Return
  Period   Growth    -------------
   Ended     of               Average
10/31/94  $10,000  Cumulative  Annual
--------- -------  ----------  -------
Life of
Fund*     $ 8,777    -12.23%      -%

*The Fund commenced operations on December 31, 1993.

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:


Scudder Emerging Markets Income  Fund
Year            Amount
--------------------------------------
12/31/93*        10000
1/94             10058
2/94              9767
3/94              9050
4/94              8962
5/94              9416
6/94              8945
7/94              9067
8/94              9614
9/94              9768
10/94             9646

JP Morgan Composite Emerging
Markets Bond/Latin Eurobond Index
Year            Amount
----------------------------------------
12/31/93*        10000
1/94             10041
2/94              9284
3/94              8358
4/94              8314
5/94              8824
6/94              8217
7/94              8397
8/94              8942
9/94              9006
10/94             8777

The JP Morgan Composite Emerging Markets Bond/Latin
Eurobond Index (EMBI/LEI) tracks the performance of U.S. dollar-denominated sovereign restructured bonds
(mostly Brady bonds) and Latin-issued Eurobonds.
The composite includes debt issues from seven countries in Latin America, plus Nigeria and the Philippines. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.



-------------------------------------------------------------------
Returns and Per Share Information
-------------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Periods ended October 31
----------------------------------

                        1994*
                     -----------
Net Asset Value...    $ 11.05
Income Dividends..    $   .51
Fund Total
Return (%)........      -3.54
Index Total
Return (%)........     -12.23

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return would have been approximately -4.05%.

Emerging Markets Income Fund
Portfolio Summary as of October 31, 1994
---------------------------------------------------------------------------
Diversification
---------------------------------------------------------------------------
Debt Obligations         81%       We kept a relatively high
Convertible Bonds         3%       level of cash equivalents
Cash Equivalents         16%       throughout the year to
                        ----       help reduce the impact of
                        100%       market volatility on the
                        ====       Fund's share price.


A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
Market Exposure (Excludes 16% Cash Equivalents)
--------------------------------------------------------------------------
Geographical                     Currency
-----------------                -----------------------------------------
Brazil                    28%    United States       91%
Argentina                 25%    Argentina            3%
Morocco                    8%    Chile                2%
Panama                     5%    Czech Republic       1%
Venezuela                  5%    France               1%
Mexico                     5%    Indonesia            1%
United States              4%    Mexico               1%
Other                     20%                       ----
                         ----                       100%
                         100%                       ====
                         ====
                                During the year, we diversified assets
                                away from Latin America, making modest
                                investments in the emerging markets
                                of Eastern Europe and Africa.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
Average Life (Excludes 16% Cash Equivalents)
--------------------------------------------------------------------------
0 - 3 years            15%       We emphasized shorter-maturity investments
3 - 5 years            24%       throughout the year to help provide a
5 - 10 years           42%       buffer against volatile markets worldwide.
Greater than 10 years  19%
                      ----
                      100%
                      ====
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

For more complete details about the Fund's Investment Portfolio, see page 11.
A monthly Investment Portfolio Summary is available upon request.

SCUDDER EMERGING MARKETS INCOME FUND
PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

Dear Shareholders,

     The world's emerging markets have traditionally offered investors the potential for attractive returns in exchange for certain investment risks characteristic of these regions, namely relatively undeveloped and often illiquid securities markets, political uncertainty, and currency fluctuation. This year, however, these markets have been affected more by events taking place in the world's developed markets, specifically the United States.

     In February, the U.S. Federal Reserve began a series of interest-rate hikes (there have been six to date) to help contain inflation and moderate the pace of economic growth, which had picked up at the end of 1993. Nervous investors, fearing inflation would rise despite the Fed's efforts, sold bonds and stocks, sending the prices of these securities lower throughout the world.

     Emerging-market debt suffered during the spring months as hedge funds and other leveraged accounts took the opportunity to lock in the strong gains they had made in 1993 by selling their ample holdings of emerging-market debt to cover losses in U.S. Treasury and foreign currency positions. Demand for emerging-market bonds weakened further as dealers received securities back from leveraged investors unable to satisfy rising margin requirements and as a debt restructuring in Brazil added approximately $40 billion in new bonds to the market.

     After the rapid succession of interest-rate increases in the first few months of the year, the U.S. Federal Reserve raised rates at a more moderate pace in the summer and autumn. And although the world's fixed-income markets remain volatile, the forced selling that exacerbated the negative market activity in March and April has subsided.

     Scudder Emerging Markets Income Fund managed to outperform the broad market in this volatile environment by concentrating on defensive investment strategies. For its abbreviated fiscal year, the ten months ended October 31, 1994, the Fund's total return was -3.54%, reflecting a decline in net asset value to $11.05 at the end of October, from $12.00 on December 31, 1993, and $0.51 per share of income distributions. The Fund's 30-day net annualized yield on October 31 was 9.13%. Although negative, your Fund's overall performance compares favorably to the J.P. Morgan Composite Emerging Market Bond/Latin Eurobond Index, which fell 12.23% during the same period.

PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

                Investors Focus on Emerging-Market Fundamentals

      In recent months, calmer markets have allowed investors to focus again on the market fundamentals of developing countries, where the news remains positive and values remain attractive. Developing countries, notably in Latin America, are undertaking the bold steps necessary to participate in a global economy and to compete successfully for global capital. Governments of once-state-run economies are now privatizing key businesses to reduce inflation, stimulate economic growth, improve operating efficiencies in important industries, and encourage greater domestic savings.

     Despite these fundamentally positive developments, emerging market debt--indeed, bond markets around the world--remain vulnerable to rising interest rates and the threat of inflation. As a result, we took several steps during the year to construct a defensive portfolio.

                         Building a Defensive Portfolio

     To lessen the impact of rising interest rates, we invested principally in floating-rate bonds (62% on October 31), maintained a large cash position (roughly 16%), and made select investments in securities denominated in foreign currencies. Floating-rate securities adjust the rate of interest they pay periodically to mirror the changing level of interest rates. Since investors are less inclined to sell "floaters" when rates are rising, they tend to be less susceptible to price volatility.

     Our investment strategy has included investing primarily in dollar-denominated securities to reduce the impact of the currency fluctuation common to emerging markets. By charter, no more than 35% of the Fund can be invested in foreign currencies, and fully 91% of portfolio assets was invested in dollar-denominated securities at the end of October. But most foreign currencies have been relatively stable next to the declining U.S. dollar this year, and we made select investments during the period using the local currencies of the Czech Republic, Indonesia, Thailand, Argentina, and Chile. Although intended as a defensive strategy, these investments performed well as the local currencies strengthened, helping to support the Fund's share price throughout the year.

SCUDDER EMERGING MARKETS INCOME FUND
--------------------------------------------------------------------------------

     During the period, we also allowed our U.S. high-yield corporate bond position to diminish as a percentage of total fund assets. Earlier in the year, the Fund's U.S. high-yield bond position accounted for nearly 10% of the portfolio. These bonds served the Fund well during the year, generally outperforming emerging-market holdings. The strong performance of U.S. high-yield corporate bonds was a direct result of the healthy U.S. economy, which, based on reports of gross domestic product, grew 3.7% on average during the first three quarters of the year.

     However, U.S. high-yield corporate bonds have outperformed other asset classes for the past three years, and we believe they are now fully valued. Like stocks, high-yield corporate bonds are also vulnerable to economic downturns, which affect the issuer's earnings and ability to make payments of interest and principal. In light of the high valuations of these bonds, we concluded it was best to trim our holdings and invest elsewhere. By the end of October, U.S. high-yield corporate bonds accounted for just 3.3% of portfolio holdings.

     Although the Fund is capable of investing as much as 50% of its assets in corporate debt worldwide, we have chosen to invest predominantly in government-issued securities (currently 82% of portfolio holdings). Corporations are generally considered less creditworthy than governments and thus have traditionally paid higher coupons to attract investors to their bonds. This is true in emerging and developed economies, although some corporations are more creditworthy than others. In our view, the premium paid by Latin American corporations in recent months has not been sufficient to merit consideration in all but a few cases. During the period, we carefully researched and selected bonds we believed would provide the best risk-adjusted returns within the emerging markets, investing heavily in the government debt of countries like Brazil and Argentina, where governments are increasingly democratic and favor serious economic reform.

PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

(BAR CHART TITLE)   Geographic Diversification of Bond Holdings

(CHART DATA)
                     4/30/94  10/31/94
                    --------  --------
Argentina             32.3      25.0
Brazil                15.7      28.0
Venezuela             17.3       5.0
Mexico                10.5       5.0
United States          8.9       4.0
Morocco                3.8       8.0
(END CHART)

                         Greater Diversification Ahead

     Since the Fund's inception on December 31, 1993, we have invested primarily in Latin American countries. Of the developing countries, those in Latin America have offered the best values and boast the largest and most liquid debt markets. Mexico, Argentina, and Brazil, for example, have made demonstrable progress with economic and political reforms and yet still issue bonds with yields significantly higher than U.S. Treasuries of equivalent maturity.

     Although still wide, the difference in yields has narrowed from that of recent years as investors increasingly participate in Latin American debt markets, pushing bond prices higher. During the period, we observed this change in market valuations and began to look elsewhere for investment opportunities. By period-end, we had diversified portfolio holdings away from Latin America by making greater investments in the newly emerging markets of Eastern Europe and Africa. In our view, countries like Poland, Morocco, and the Czech Republic are undertaking the same steps as Latin American countries to achieve market-based economic reforms. These markets currently offer bonds at attractive valuations and the potential for capital appreciation as more investors respond to those opportunities.

                     Scudder Emerging Markets Income Fund:
                          A Team Approach to Investing

     Scudder Emerging Markets Income Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

     Lead Portfolio Manager Lincoln Y. Rathnam has responsibility for the Fund's investment strategies. Lincoln, who joined Scudder in 1984, has 15 years of experience in international investing. M. Isabel Saltzman, Portfolio Manager, is responsible for the Fund's day-to-day management. Isabel, who joined Scudder in 1990, has been involved in foreign finance and investing since 1979 and contributes special expertise in Latin America. Susan E. Gray, Portfolio Manager, has responsibility for developing the Fund's trading strategies. Susan, who has over four years of investment trading experience, has worked at Scudder since 1987.

SCUDDER EMERGING MARKETS INCOME FUND
--------------------------------------------------------------------------------

     In the coming months, in anticipation of a peak in U.S. interest rates, and as demand for dollar-denominated assets increases, we expect to decrease the Fund's large cash position and further diversify portfolio assets away from Latin America. In keeping with the Fund's objectives, we will continue to look for opportunities to provide high current income and long-term capital appreciation for our shareholders.

     Sincerely,

     Your Portfolio Management Team

     /s/Lincoln Y. Rathnam              /s/Susan E. Gray
     Lincoln Y. Rathnam                 Susan E. Gray

     /s/M. Isabel Saltzman
     M. Isabel Saltzman

                                                                      INVESTMENT PORTFOLIO as of October 31, 1994
------------------------------------------------------------------------------------------------------------------

                  % of                  Principal                                                        Market
                Portfolio               Amount (c)                                                      Value ($)
------------------------------------------------------------------------------------------------------------------
                 16.4%                  COMMERCIAL PAPER
                                        --------------------------------------------------------------------------
                                        5,300,000  Associates Corp. of North America,
                                                       4.8%, 11/1/94  . . . . . . . . . . . . . . . .    5,300,000
                                        5,301,000  Dow Chemical Company, 4.8%, 11/1/94  . . . . . . .    5,301,000
                                        5,289,000  Household Finance Corp., 4.75%, 11/1/94. . . . . .    5,289,000
                                                                                                        ----------
                                                   TOTAL COMMERCIAL PAPER
                                                     (Cost $15,890,000)   . . . . . . . . . . . . . .   15,890,000
                                                                                                        ----------
                 80.9%                   DEBT OBLIGATIONS
                                        --------------------------------------------------------------------------
ARGENTINA        21.2%                  1,250,000  Acindar Industries Floating Rate Note,
                                                     11%, 11/12/98  . . . . . . . . . . . . . . . . .    1,107,813
                                          400,000  Banco de Galicia y Buenos Aires, 9%, 11/1/03 . . .      322,940
                                        3,850,000  Bonos del Tesoro, Conea II,
                                                     Floating Rate Bond, Libor, (5%), 9/1/97. . . . .    3,685,470
                                          300,000  Banco Rio de la Plata Medium Term Note,
                                                     8.5%, 7/15/98  . . . . . . . . . . . . . . . . .      275,550
                                          270,000  Bridas Sapic, 11.75%, 2/24/97  . . . . . . . . . .      271,350
                                        2,000,000  Cedulas Hipotecarias, Floating Rate Bond,
                                                     (7.9%), 9/1/00   . . . . . . . . . . . . . . . .    1,800,000
                                          450,000  Gascart S.A., 9%, 1/20/99  . . . . . . . . . . . .      421,875
                                 ARP    2,005,500  Republic of Argentina BIC5 Floating Rate
                                                     Note, (18.81%), 5/1/01   . . . . . . . . . . . .    2,213,467
                                        1,000,000  Republic of Argentina Collateralized Discount
                                                     Bond, Libor plus .8125%, (5.8125%), 3/31/23. . .      683,750
                                       11,300,000  Republic of Argentina Floating Rate Bond,
                                                     Libor plus .8125%, (6.5%), 3/31/05   . . . . . .    8,178,375
                                        3,350,000  Republic of Argentina Collateralized Par Bond,
                                                     Series L, Step-Up Coupon, 4.25%, 3/31/23 . . . .    1,566,125
                                                                                                        ----------
                                                                                                        20,526,715
                                                                                                        ----------
BRAZIL           23.0%                  1,000,000  Companhia Brasileira de Petroleo Ipiranga,
                                                     8.625%, 2/25/02  . . . . . . . . . . . . . . . .      942,500
                                        1,500,000  Companhia Energetica de Minas Gerais,
                                                     Series A, 7.875%, 2/10/99  . . . . . . . . . . .    1,226,250
                                        4,550,000  Companhia Energetica de Minas Gerais,
                                                     Series B, 8.25%, 2/10/00   . . . . . . . . . . .    3,674,125
                                        6,630,000  Federative Republic of Brazil C Bond,
                                                     Front-Loaded Interest Reduction with Interest
                                                     Capitalization Bonds, 8%, 4/15/14  . . . . . . .    3,331,575
                                       11,074,000  Federative Republic of Brazil, IDU Bond,
                                                     Libor plus .8125%, (6.0625%), 1/1/01 . . . . . .    9,039,153
                                          714,285  Federative Republic of Brazil
                                                     New Money Bond, Floating Rate Note,
                                                     Libor plus .8125%, (6.6875%), 10/15/99 . . . . .      646,428

        The accompanying notes are an integral part of the financial statements.

SCUDDER EMERGING MARKETS INCOME FUND
------------------------------------------------------------------------------------------------------------------

                  % of                  Principal                                                        Market
                Portfolio               Amount (c)                                                      Value ($)
------------------------------------------------------------------------------------------------------------------
                                          4,000,000  Federative Republic of Brazil Floating Rate
                                                        Debt Conversion Bond, Series L,
                                                        Libor plus .875%, (6.75%), 4/15/12 . . . . .     2,465,000
                                          2,000,000  Federative Republic of Brazil Investment Bond,
                                                        6%, 9/15/13  . . . . . . . . . . . . . . . .     1,015,000
                                                                                                        ----------
                                                                                                        22,340,031
                                                                                                        ----------
BULGARIA         1.0%                     1,000,000  Republic of Bulgaria, Collateralized
                                                        Discount Bond A, Floating Rate Note,
                                                        Libor plus .8125%, (6.0625%), 7/28/24. . . .       497,500
                                          1,000,000  Republic of Bulgaria Floating Rate Note,
                                                        6.0625%, 7/28/11   . . . . . . . . . . . . .       441,250
                                                                                                        ----------
                                                                                                           938,750
                                                                                                        ----------
CHILE            1.6%               CLP  87,320,000  Citibank time deposit, 16.3%, 1/10/95 (b) . . .       210,257
                                    CLP  43,820,000  Citibank time deposit, 16.5%, 1/10/95 (b) . . .       105,514
                                    CLP 523,200,000  Citibank time deposit, 16.3%, 2/21/95 (b) . . .     1,259,812
                                                                                                        ----------
                                                                                                         1,575,583
                                                                                                        ----------
COLOMBIA         0.5%                       500,000  Banco de Colombia, 7.5%, 10/21/98 . . . . . . .       462,500
                                                                                                        ----------
COSTA RICA       0.4%                       500,000  Banco Central de Costa Rica, Principal A,
                                                        6.25%, 5/21/10 . . . . . . . . . . . . . . .       307,500
                                            200,000  Banco Central de Costa Rica, Principal B,
                                                        6.25%, 5/21/15   . . . . . . . . . . . . . .       111,000
                                                                                                        ----------
                                                                                                           418,500
                                                                                                        ----------
CZECH REPUBLIC   0.9%                       700,000  Bankers Trust Company Note, linked to
                                                        Koruna-Denominated Domestic Corporate
                                                        Bond, 14.375%, 1/27/95 . . . . . . . . . . .       832,720
                                                                                                        ----------
GUATEMALA        1.9%                     1,800,000  Asociacion Nacional del Cafe, 11%, 8/31/98  . .     1,829,250
                                                                                                        ----------
HUNGARY          2.0%                     2,500,000  National Bank of Hungary, 8.875%, 11/1/13 . . .     1,925,000
                                                                                                        ----------
INDONESIA        2.8%                       500,000  Indah Kiat Pulp and Paper Corp.,
                                                        8.875%, 11/1/00  . . . . . . . . . . . . . .       425,000
                                          1,000,000  SE Banken Indonesia Medium Term Note,
                                                        linked to Indonesian Rupiah, 14%, 10/16/95 .       997,000
                                          1,250,000  Tjiwi Kimia International Finance Co. BV,
                                                        13.25%, 8/1/01   . . . . . . . . . . . . . .     1,287,500
                                                                                                        ----------
                                                                                                         2,709,500
                                                                                                        ----------
IVORY COAST      0.8%               FRF  20,000,000  Republic of the Ivory Coast Loan
                                                        Participation Note* (d)  . . . . . . . . . .       747,645
                                                                                                        ----------
JAMAICA          1.1%                     1,500,000  Government of Jamaica Refinancing
                                                        Agreement, Tranche B, Libor plus .8125%,
                                                        (5.688%), 11/15/04 (d) . . . . . . . . . . .     1,035,000
                                                                                                        ----------
MEXICO           3.5%                     3,000,000  Banco Nacional de Comercio Exterior SNC,
                                                        7.25%, 2/2/04  . . . . . . . . . . . . . . .     2,439,420
                                    MXN   3,554,488  Nacional Financiera Pagares Note, 1/24/95 . . .       995,680
                                                                                                        ----------
                                                                                                         3,435,100
                                                                                                        ----------

        The accompanying notes are an integral part of the financial statements.

                                                                                              INVESTMENT PORTFOLIO
------------------------------------------------------------------------------------------------------------------

                  % of                  Principal                                                        Market
                Portfolio               Amount (c)                                                      Value ($)
------------------------------------------------------------------------------------------------------------------
MOROCCO          6.5%                   9,000,000  Kingdom of Morocco Tranche A
                                                     Restructuring and Consolidation Agreement,
                                                     Libor plus .8125 (5.81375%), 1/1/09 (d). . .        6,333,750
                                                                                                        ----------
PANAMA           4.4%                   5,250,000  Republic of Panama Floating Rate Bond,
                                                     Libor plus 1%, (5.9375%), 5/10/02  . . . . .        4,265,625
                                                                                                        ----------
POLAND           1.1%                   1,500,000  Republic of Poland Collateralized
                                                     Discount Bond, 6.8125%, 12/29/29 . . . . . .        1,110,000
                                                                                                        ----------
TURKEY           0.9%                   1,000,000  Republic of Turkey, 9%, 6/15/99  . . . . . . .          870,000
                                                                                                        ----------
UNITED STATES    3.3%                     500,000  Alatief Freeport Financial Corp.,
                                                     9.75%, 4/15/01 . . . . . . . . . . . . . . .          485,000
                                          500,000  Beazer Homes USA, 9%, 3/1/04   . . . . . . . .          425,000
                                          500,000  Comcast Corp., 9.5%, 1/15/08   . . . . . . . .          455,625
                                          500,000  Payless Cashways Inc., 9.125%, 4/15/03 . . . .          463,125
                                          500,000  Penn Traffic Co., 9.625%, 4/15/05  . . . . . .          445,000
                                          500,000  Seagull Energy Corp., 8.625%, 8/1/05 . . . . .          452,500
                                          500,000  Westpoint Stevens Inc., 9.375%, 12/15/05 . . .          450,000
                                                                                                        ----------
                                                                                                         3,176,250
                                                                                                        ----------
VENEZUELA        4.0%                   4,500,000  Republic of Venezuela Floating Rate Debt
                                                     Conversion Bond, Series DL, Libor
                                                     plus .875%, (5.75%), 12/18/07  . . . . . . .        2,188,125
                                        2,500,000  Republic of Venezuela Front Loaded Interest
                                                     Reduction Bond, Series A, 7%, 3/31/07. . . .        1,240,625
                                        1,000,000  Republic of Venezuela Front Loaded Interest
                                                     Reduction Bond, Series B, 7%, 3/31/07. . . .          496,250
                                                                                                        ----------
                                                                                                         3,925,000
                                                                                                        ----------
                                                   TOTAL DEBT OBLIGATIONS (Cost $79,835,168)  . .       78,456,919
                                                                                                        ----------
                 2.6%                   CONVERTIBLE BONDS
                                        --------------------------------------------------------------------------
INDIA            0.9%                     950,000  Industrial Credit & Investment Corp. of
                                                     India, Ltd., 2.5%, 4/3/00  . . . . . . . . .          812,250
                                                                                                        ----------
MEXICO           0.7%                     675,000  Empresa ICA Sociedad Controladora S.A.,
                                                     5%, 3/15/04  . . . . . . . . . . . . . . . .          688,500
                                                                                                        ----------
PERU             1.0%                   1,000,000  Tele 2000 SA, 9.75%, 4/14/97   . . . . . . . .          965,000
                                                                                                        ----------
                                                   TOTAL CONVERTIBLE BONDS (Cost $2,527,035)  . .        2,465,750
                                                                                                        ----------

        The accompanying notes are an integral part of the financial statements.

SCUDDER EMERGING MARKETS INCOME FUND
---------------------------------------------------------------------------------------------------------------

                     % of                                                                             Market
                  Portfolio             Shares                                                       Value ($)
---------------------------------------------------------------------------------------------------------------
                0.1%                    PREFERRED STOCKS
                                        -----------------------------------------------------------------------
ARGENTINA                               13,400   Nortel Inversora "A" (ADR)
                                                   (Telecommunication services) (Cost $129,980) . .     119,930
                                                                                                     ----------
---------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENT PORTFOLIO -- 100.0%
                                                   (Cost $98,382,183) (a)   . . . . . . . . . . . .  96,932,599
                                                                                                     ==========

                  *     Nonincome producing security.

                (a)     The cost for federal income tax purposes was $99,469,852. At October 31, 1994, net unrealized depreciation for all securities based on tax cost was $2,537,253. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,182,352 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $3,719,605.

                (b)     Securities valued in good faith by the Valuation Committee of the Board of
                        Directors. The cost of these securities was $1,500,000 (Note A).

                (c)     Principal amount is stated in U.S. dollars unless otherwise noted.

                (d)     These securities represent loan participations which are arranged through private negotiations between the Fund and a lender. Due to the nature of these securities they typically have a longer settlement period than standard security transactions.
                        During the period between purchase and settlement, no payment is made by the Fund to the lender and no applicable interest accrues to the Fund.


        Transactions in written call options on currencies during the year ended October 31, 1994 were:
                                                      PRINCIPAL          PRINCIPAL          PREMIUMS
                                                      AMOUNT Y.         AMOUNT ($)        RECEIVED ($)
                                                     ---------------------------------------------------
                         Outstanding at
                             December 31, 1993 ...            --                 --               --
                             Contracts written ...    50,000,000         15,000,000          338,175
                             Contracts closed  ...   (50,000,000)        (7,500,000)        (180,675)
                             Contracts exercised..            --         (7,500,000)        (157,500)
                                                     ---------------------------------------------------
                         Outstanding at
                             October 31, 1994  ...            --                 --               --
                                                     ===========         ==========         ========

                                                  CURRENCY ABBREVIATIONS
                                               --------------------------
                                               ARP       Argentinean Peso
                                               CLP       Chilean Peso
                                               FRF       French Franc
                                               MXN       Mexican Peso

        The accompanying notes are an integral part of the financial statements.

                                                                       FINANCIAL STATEMENTS
--------------------------------------------------------------------------------------------

                                STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1994
--------------------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $98,382,183) (Note A) . .               $ 96,932,599
Cash  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        228
Receivables:
 Investments sold   . . . . . . . . . . . . . . . . . . . . . . .                  4,577,927
 Loan participations sold   . . . . . . . . . . . . . . . . . . .                  1,940,625
 Interest   . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1,771,866
 Fund shares sold   . . . . . . . . . . . . . . . . . . . . . . .                    448,064
Deferred organization expenses (Note A)   . . . . . . . . . . . .                     63,927
                                                                                ------------
  Total assets  . . . . . . . . . . . . . . . . . . . . . . . . .                105,735,236
LIABILITIES
Payables:
 Investments purchased  . . . . . . . . . . . . . . . . . . . . .    $3,247,558
 Loan participations purchased  . . . . . . . . . . . . . . . . .     7,265,402
 Fund shares redeemed   . . . . . . . . . . . . . . . . . . . . .       193,871
 Accrued management fee (Note C)  . . . . . . . . . . . . . . . .       130,294
 Other accrued expenses (Note C)  . . . . . . . . . . . . . . . .       146,165
                                                                     ----------
  Total liabilities   . . . . . . . . . . . . . . . . . . . . . .                 10,983,290
                                                                                ------------
 Net assets, at market value  . . . . . . . . . . . . . . . . . .               $ 94,751,946
                                                                                ============
NET ASSETS
Net assets consist of:
 Undistributed net investment income    . . . . . . . . . . . . .               $    743,590
 Unrealized depreciation on:
  Investments   . . . . . . . . . . . . . . . . . . . . . . . . .                 (1,449,584)
  Foreign currency related transactions   . . . . . . . . . . . .                    (23,577)
 Accumulated net realized loss  . . . . . . . . . . . . . . . . .                 (2,698,606)
 Capital stock  . . . . . . . . . . . . . . . . . . . . . . . . .                     85,778
 Additional paid-in capital   . . . . . . . . . . . . . . . . . .                 98,094,345
                                                                                ------------
Net assets, at market value . . . . . . . . . . . . . . . . . . .               $ 94,751,946
                                                                                ============
NET ASSET VALUE, offering and redemption price per share
 ($94,751,946 -:- 8,577,789 shares of capital stock
 outstanding, $.01 par value, 100,000,000 shares authorized). . .                     $11.05
                                                                                      ======

        The accompanying notes are an integral part of the financial statements.

SCUDDER EMERGING MARKETS INCOME FUND
-----------------------------------------------------------------------------------------

                            STATEMENT OF OPERATIONS

FOR THE PERIOD DECEMBER 31, 1993 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1994
-----------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends . . . . . . . . . . . . . . . . . . . . . . . . . .                 $    11,993
Interest (net of withholding taxes of $1,697) . . . . . . . .                   5,307,471
                                                                              -----------
                                                                                5,319,464
Expenses:
Management fee (Note C) . . . . . . . . . . . . . . . . . . .  $   130,294
Services to shareholders  (Note C)  . . . . . . . . . . . . .      234,972
Directors' fees and expenses (Note C) . . . . . . . . . . . .       40,174
Custodian fees  . . . . . . . . . . . . . . . . . . . . . . .      134,113
Reports to shareholders . . . . . . . . . . . . . . . . . . .       61,501
Auditing  . . . . . . . . . . . . . . . . . . . . . . . . . .       40,600
Legal . . . . . . . . . . . . . . . . . . . . . . . . . . . .       16,301
State registration fees . . . . . . . . . . . . . . . . . . .       40,392
Federal registration fees . . . . . . . . . . . . . . . . . .       31,687
Amortization of organization expenses (Note A)  . . . . . . .       12,669
                                                                     5,355        748,058
                                                               --------------------------
OTHER . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Net investment income . . . . . . . . . . . . . . . . . . . .                   4,571,406
                                                                              -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
Net realized gain (loss) from:
  Investments . . . . . . . . . . . . . . . . . . . . . . . .  $(2,861,595)
  Options . . . . . . . . . . . . . . . . . . . . . . . . . .       61,825
  Foreign currency related transactions . . . . . . . . . . .       15,645     (2,784,125)
                                                               -----------
Net unrealized depreciation during the period on:
  Investments . . . . . . . . . . . . . . . . . . . . . . . .   (1,449,584)
  Foreign currency related transactions . . . . . . . . . . .      (23,577)    (1,473,161)
                                                               --------------------------
Net loss on investment transactions . . . . . . . . . . . . .                  (4,257,286)
                                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  . . . .                 $   314,120
                                                                              ===========

       The accompanying notes are an integral part of the financial statements.

                                                                  FINANCIAL STATEMENTS
---------------------------------------------------------------------------------------

                        STATEMENT OF CHANGES IN NET ASSETS

                                                                       FOR THE PERIOD
                                                                     DECEMBER 31, 1993
                                                                      (COMMENCEMENT OF
                                                                       OPERATIONS) TO
INCREASE (DECREASE) IN NET ASSETS                                     OCTOBER 31, 1994
---------------------------------------------------------------------------------------
Operations:
Net investment income . . . . . . . . . . . . . . . . . . . . . . . .   $  4,571,406
Net realized loss from investment transactions. . . . . . . . . . . .     (2,784,125)
Net unrealized depreciation of investment
 transactions during the period . . . . . . . . . . . . . . . . . . .     (1,473,161)
                                                                        ------------
Net increase in net assets resulting from operations. . . . . . . . .        314,120
                                                                        ------------
Distributions from net investment income ($.51 per share) . . . . . .     (3,742,297)
                                                                        ------------
Fund share transactions:
Proceeds from shares sold . . . . . . . . . . . . . . . . . . . . . .    126,227,847
Net asset value of shares issued to
 shareholders in reinvestment of distributions. . . . . . . . . . . .      3,183,825
Cost of shares redeemed . . . . . . . . . . . . . . . . . . . . . . .    (31,232,749)
                                                                        ------------
Net increase in net assets from Fund share transactions . . . . . . .     98,178,923
                                                                        ------------
INCREASE IN NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . .     94,750,746
Net assets at beginning of period . . . . . . . . . . . . . . . . . .          1,200
                                                                        ------------
NET ASSETS AT END OF PERIOD (including undistributed net investment
 income of $743,590). . . . . . . . . . . . . . . . . . . . . . . . .   $ 94,751,946
                                                                        ============
OTHER INFORMATION
INCREASE (DECREASE) IN FUND SHARES
Shares outstanding at beginning of period . . . . . . . . . . . . . .            100
                                                                        ------------
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11,083,394
Shares issued to shareholders in reinvestment of distributions. . . .        294,323
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . .     (2,800,028)
                                                                        ------------
Net increase in Fund shares . . . . . . . . . . . . . . . . . . . . .      8,577,689
                                                                        ------------
Shares outstanding at end of period . . . . . . . . . . . . . . . . .      8,577,789
                                                                        ============

        The accompanying notes are an integral part of the financial statements.

SCUDDER EMERGING MARKETS INCOME FUND
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD AND OTHER
PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                                          For the Period
                                                                                         December 31, 1993
                                                                                           (commencement
                                                                                         of operations) to
                                                                                          October 31, 1994
                                                                                         -----------------
Net asset value, beginning of period  . . . . . . . . . . . . . . . . . . . . . . . . .        $12.00
                                                                                               ------
Income from investment operations:
 Net investment income (a)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          0.60
 Net realized and unrealized loss on investment  transactions   . . . . . . . . . . . .         (1.04)
                                                                                               ------
Total from investment operations  . . . . . . . . . . . . . . . . . . . . . . . . . . .          (.44)
                                                                                               ------
Less distributions from net investment income . . . . . . . . . . . . . . . . . . . . .          (.51)
                                                                                               ------
Net asset value, end of period  . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $11.05
                                                                                               ======
TOTAL RETURN (%) (B)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (3.54)**
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)  . . . . . . . . . . . . . . . . . . . . . . . .            95
Ratio of operating expenses, net to average daily net assets (%) (a)  . . . . . . . . .          1.50*
Ratio of net investment income to average daily net assets (%)  . . . . . . . . . . . .          9.17*
Portfolio turnover rate (%) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         180.6*

(a) Reflects a per share amount of management fee not imposed by the Adviser  . . . . .        $  .05
    Operating expense ratio including management fee not imposed (%)  . . . . . . . . .          2.23*
(b) Total return is higher due to maintenance of the Fund's expenses.

  * Annualized
 ** Not annualized

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

A. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
Scudder Emerging Markets Income Fund (the "Fund") is a non-diversified series of Scudder Global Fund, Inc., a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

SECURITY VALUATION. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

Securities for which market quotations are not available are valued as determined in good faith by or under the direction of the Board of Directors of the Fund. Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $1,575,583 (1.7% of net assets) and have been noted in the investment portfolio as of October 31, 1994.

OPTIONS. The Fund may write (sell) exchange-listed and over-the-counter call and put options on securities, currencies and other financial instruments. When the Fund writes a call, it gives the purchaser of the call option the right to buy the underlying security or currency at the price specified in the option (the "exercise price") at any time during the option period, generally ranging up to nine months. When the Fund writes a put option, it gives the purchaser of the put option the right to sell the underlying security or currency to the Fund at the exercise price at any time during the option period, generally ranging up to nine months. If the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security or currency to the option holder or purchase the underlying security or currency from the option holder at the exercise price.

SCUDDER EMERGING MARKETS INCOME FUND
--------------------------------------------------------------------------------
Certain options, including options on indices will require cash settlement by the Fund if the option is exercised. By writing a call option, the Fund foregoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. By writing a put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security or currency below the exercise price.

The liability representing the Fund's obligation under an exchange traded written options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked quotations or at the most recent asked quotation if no bid and asked quotations are available. Over the counter written options are valued at the most recent asked quotation.

In addition, the Fund may purchase, singly and in combination, call and put options on securities, currencies and other financial instruments. Exchange traded purchased options are valued at the last sales price or, in the absence of a sale, the mean between the closing bid and asked quotations or at the most recent bid quotation if no bid and asked quotations are available. Over-the-counter purchased options are valued at the most recent bid quotation.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

   (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

  (ii)  purchases and sales of investment securities, interest income   and
        certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

WHEN-ISSUED AND FORWARD DELIVERY SECURITIES. The Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later time. At the time the Fund makes the commitment to purchase a security on a when-issued basis or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and/or liquid debt securities equal in value to commitments for when-issued or forward delivery securities.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required.

At October 31, 1994, the Fund had a net tax basis capital loss carryforward of approximately $1,611,000, which may be applied against any net realized capital gains of each succeeding year until fully utilized or until October 31, 2002.

DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income are made quarterly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

SCUDDER EMERGING MARKETS INCOME FUND
--------------------------------------------------------------------------------

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

ORGANIZATION COSTS. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

OTHER. Investment security transactions are accounted for on a trade date basis. Distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All discounts are amortized/accreted for both tax and financial reporting purposes.

B. PURCHASES AND SALES OF SECURITIES
--------------------------------------------------------------------------------
For the period December 31, 1993 (commencement of operations) to October 31, 1994, purchases and sales of investment securities (excluding short-term investments) aggregated $162,818,575 and $76,999,381, respectively.

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

C. RELATED PARTIES
--------------------------------------------------------------------------------
Under the Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 1.00% of the Fund's average daily nets assets, computed and accrued daily and payable monthly. The Agreement also provides that if the Fund's expenses exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. In addition, the Adviser agreed not to impose all or a portion of its management fee until February 28, 1995, and during such period to maintain the annualized expenses of the Fund at not more than 1.50% of average daily net assets. For the period December 31, 1993 (commencement of operations) to October 31, 1994, the Adviser did not impose a portion of its fee amounting to $364,316, and the portion imposed amounted to $130,294.

Scudder Service Corporation ("SSC"), a wholly-owned subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the period December 31, 1993 (commencement of operations) to October 31, 1994, the amount charged by SSC aggregated $188,557, of which $21,986 is unpaid at October 31, 1994.

The Fund pays each Director not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the period December 31, 1993 (commencement of operations) to October 31, 1994, Directors' fees aggregated $40,174.

D. INVESTING IN EMERGING MARKETS
--------------------------------------------------------------------------------
Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid and their prices more volatile than those of comparable securities in the United States.

SCUDDER EMERGING MARKETS INCOME FUND
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS OF SCUDDER GLOBAL FUND, INC. AND TO THE
SHAREHOLDERS OF SCUDDER EMERGING MARKETS INCOME FUND:

We have audited the accompanying statement of assets and liabilities of Scudder Emerging Markets Income Fund, including the investment portfolio, as of October 31, 1994, and the related statement of operations, statement of changes in net assets and the financial highlights for the period December 31, 1993 (commencement of operations) to October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1994 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Emerging Markets Income Fund as of October 31, 1994, the results of its operations, the changes in its net assets and the financial highlights for the period December 31, 1993 (commencement of operations) to October 31, 1994 in conformity with generally accepted accounting principles.

Boston, Massachusetts                   COOPERS & LYBRAND L.L.P.
December 12, 1994

OFFICERS AND DIRECTORS
--------------------------------------------------------------------------------

Edmond D. Villani*
     Chairman of the Board and Director

Nicholas Bratt*
     President

Paul Bancroft III
     Director

Thomas J. Devine
     Director

William H. Gleysteen, Jr.
     Director

William H. Luers
     Director

Daniel Pierce*
     Director and Vice President

Robert G. Stone, Jr.
     Director

Robert W. Lear
     Honorary Director; Executive-in-Residence, Columbia Graduate School of Business

Jerard K. Hartman*
     Vice President

Thomas W. Joseph*
     Vice President

David S. Lee*
     Vice President and Assistant Treasurer

Douglas M. Loudon*
     Vice President

Thomas F. McDonough*
     Vice President and Secretary

Pamela A. McGrath*
     Vice President and Treasurer

Gerald J. Moran*
     Vice President

Edward J. O'Connell*
     Vice President and Assistant Treasurer

Juris Padegs*
     Vice President and Assistant Secretary

Kathryn L. Quirk*
     Vice President and Assistant Secretary

Cornelia Small*
     Vice President

Lawrence Teitelbaum*
     Vice President

Coleen Downs Dinneen*
     Assistant Secretary

*Scudder, Stevens & Clark, Inc.

INVESTMENT PRODUCTS AND SERVICES
--------------------------------------------------------------------------------

The Scudder Family of Funds
--------------------------------------------------------------------------------------------------------------------
Money market                                                     Income
     Scudder Cash Investment Trust                                    Scudder Emerging Markets Income Fund
     Scudder U.S. Treasury Money Fund                                 Scudder GNMA Fund
Tax free money market+                                                Scudder Income Fund
     Scudder Tax Free Money Fund                                      Scudder International Bond Fund
     Scudder California Tax Free Money Fund*                          Scudder Short Term Bond Fund
     Scudder New York Tax Free Money Fund*                            Scudder Short Term Global Income Fund
Tax free+                                                             Scudder Zero Coupon 2000 Fund
     Scudder California Tax Free Fund*                           Growth
     Scudder High Yield Tax Free Fund                                 Scudder Capital Growth Fund
     Scudder Limited Term Tax Free Fund                               Scudder Development Fund
     Scudder Managed Municipal Bonds                                  Scudder Global Fund
     Scudder Massachusetts Limited Term Tax Free Fund*                Scudder Global Small Company Fund
     Scudder Massachusetts Tax Free Fund*                             Scudder Gold Fund
     Scudder Medium Term Tax Free Fund                                Scudder Greater Europe Growth Fund
     Scudder New York Tax Free Fund*                                  Scudder International Fund
     Scudder Ohio Tax Free Fund*                                      Scudder Latin America Fund
     Scudder Pennsylvania Tax Free Fund*                              Scudder Pacific Opportunities Fund
Growth and Income                                                     Scudder Quality Growth Fund
     Scudder Balanced Fund                                            Scudder Value Fund
     Scudder Growth and Income Fund                                   The Japan Fund

Retirement Plans and Tax-Advantaged Investments
--------------------------------------------------------------------------------------------------------------------
     IRAs                                                             403(b) Plans
     Keogh Plans                                                      SEP-IRAs
     Scudder Horizon Plan+++* (a variable annuity)                    Profit Sharing and Money Purchase
     401(k) Plans                                                          Pension Plans

Closed-end Funds#
--------------------------------------------------------------------------------------------------------------------
     The Argentina Fund, Inc.                                         The Latin America Dollar Income Fund, Inc.
     The Brazil Fund, Inc.                                            Montgomery Street Income Securities, Inc.
     The First Iberian Fund, Inc.                                     Scudder New Asia Fund, Inc.
     The Korea Fund, Inc.                                             Scudder New Europe Fund, Inc.
                                                                      Scudder World Income
                                                                           Opportunities Fund, Inc.

Institutional Cash Management
--------------------------------------------------------------------------------------------------------------------
     Scudder Institutional Fund, Inc.
     Scudder Fund, Inc.
     Scudder Treasurers Trust(tm)++

For complete information on any of the above Scudder funds,  including  management fees and expenses,  call or write for a free prospectus. Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal,  state and local taxes. *Not available in all states. +++A no-load variable annuity contract  provided by Charter  National Life  Insurance  Company and its affiliate,  offered by Scudder's  insurance agencies,  1-800-225-2470.  #These funds,  advised by Scudder,  Stevens & Clark,  Inc.,  are traded on various stock exchanges. ++For information on Scudder Treasurers Trust(tm), an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc. ($100,000 minimum), call: 1-800-541-7703.

HOW TO CONTACT SCUDDER
--------------------------------------------------------------------------------

Account Service and Information
--------------------------------------------------------------------------------
     For existing account service and transactions

          SCUDDER SERVICE CORPORATION
          1-800-225-5163

     For account updates, prices, yields, exchanges and redemptions

          SCUDDER AUTOMATED INFORMATION LINE (SAIL)
          1-800-343-2890

Investment Information
--------------------------------------------------------------------------------
     To receive information about the Scudder funds, for additional applications and prospectuses, or for investment questions

          SCUDDER INVESTOR INFORMATION
          1-800-225-2470

     For establishing Keogh, 401(k) and 403(b) plans

          SCUDDER GROUP RETIREMENT SERVICES
          1-800-323-6105

Please address all correspondence to
--------------------------------------------------------------------------------
          THE SCUDDER FUNDS
          P.O. BOX 2291
          BOSTON, MASSACHUSETTS
          02107-2291

Or stop by a Scudder Funds Center
--------------------------------------------------------------------------------
     Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Funds Center near you--they can be found in the following cities:

          Boca Raton
          Boston
          Chicago
          Cincinnati
          Los Angeles
          New York
          Portland, OR
          San Diego
          San Francisco
          Scottsdale
--------------------------------------------------------------------------------
For information on Scudder Treasurers Trust(tm), an institutional cash management service for corporations, non-profit organizations and trusts which utilizes certain portfolios of Scudder Fund, Inc.* ($100,000 minimum), call: 1-800-541-7703.

For information on Scudder Institutional Funds,* funds designed to meet the broad investment management and service needs of banks and other institutions, call: 1-800-854-8525.
--------------------------------------------------------------------------------
     Scudder Investor Information and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

* Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Celebrating 75 Years of Serving Investors
--------------------------------------------------------------------------------

     This year marks the 75th anniversary of the founding of Scudder, Stevens & Clark, Inc., investment adviser for the Scudder Funds. Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer 36 pure no load(tm) funds, including the first international mutual fund offered to U.S. investors.

     Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped Scudder become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our longstanding principles: managing money with integrity and distinction, keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.